As filed with the Securities and Exchange Commission on April 24, 2019	1933 Act Registration No. 033-22740 1940 Act Registration No. 811-05585

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 34 TO
FORM S-6
FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
OF SECURITIES OF UNIT INVESTMENT TRUSTS
REGISTERED ON FORM N-8B-2

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G
(Exact Name of Trust)

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)

1300 South Clinton Street P.O. Box 1110 Fort Wayne, IN 46801
(Complete Address of Depositor's Principal Executive Offices)

Leon E. Roday, Esq. The Lincoln National Life Insurance Company 150 North Radnor Chester Road Radnor, PA 19087 (Name and Complete Address of Agent for Service)	Copy To: Scott C. Durocher The Lincoln National Life Insurance Company 350 Church Street Hartford, CT 06103

Approximate date of proposed public offering: Continuous

Indefinite Number of Units of Interest in Variable Life Insurance Contracts

(Title of Securities Being Registered)

An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Form 24f-2 for Registrant, for the fiscal year ending December 31, 2018 was filed March 25, 2019.

It is proposed that this filing will become effective:

[ ]   immediately upon filing pursuant to paragraph (b)

[X]   on May 1, 2019 pursuant to paragraph (b) of Rule 485

[ ]   60 days after filing pursuant to paragraph (a)(1)

[ ]   on (date) pursuant to paragraph (a)(1) of Rule 485

Reconciliation and Tie Between Items

in Form N-8B-2 and the Prospectus

for Lincoln Life Flexible Premium Variable Life Account G

N-8B-2
Item	Caption in Prospectus
1	Cover Page
2	Cover Page
3	Not Applicable
4	Lincoln Life
5	Lincoln Life
6	The Separate Account
7	Not Required
8	Not Required
9	Legal Proceedings
10

The Separate Account; Right to Examine Policy; Surrender of the Policy; Withdrawals; Proceeds and payment options; Addition, Deletion, or Substitution of Investments; Transfer Between Subaccounts; Policy Lapse and Reinstatement; Voting Rights; Premium Payment and Allocation of Premiums; Death Benefits and Death Benefit Types; Policy Changes; Policy Value; Proceeds and Payment Options

11	Lincoln Life; The General Account; The Separate Account
12	The Separate Account; Lincoln Life
13	Charges and Deductions
14	Requirements for Issuance of a Policy
15	Premium Payment and Allocation of Premiums
16	Premium Payment and Allocation of Premiums; Percent of Premium Charge; Charges and Deductions
17	Surrender of the Policy
18	The Separate Account
19	Reports and Records
20	Not Applicable
21	Loans
22	Not Applicable
23	Safekeeping of the Account's Assets

24	General Provisions
25	Lincoln Life
26	Not Applicable
27	Lincoln Life
28	Executive Officers and Directors of The Lincoln National Life Insurance Company
29	Lincoln Life
30	Not Applicable
31	Not Applicable
32	Not Applicable
33	Not Applicable
34	Not Applicable
35	Distribution of the Policies and Compensation
36	Not Required
37	Not Applicable
38	Distribution of the Policies and Compensation
39	Distribution of the Policies and Compensation
40	Not Applicable
41	Lincoln Life; Distribution of the Policies and Compensation
42	Not Applicable
43	Not Applicable
44	Not Applicable
45	Not Applicable
46	Not Applicable
47	The Separate Account
48	Not Applicable
49	Not Applicable
50	The Separate Account
51	Lincoln Life; Premium Payment and Allocation of Premiums; Surrender of the Policy; Withdrawals; Proceeds; Policy Lapse and Reinstatement; Charges and Deductions
52	Addition, Deletion and Substitution of Investments
53	Federal Tax Matters
54	Not Applicable

55	Not Applicable
56	Not Required
57	Not Required
58	Not Required
59	Not Required

Home Office:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800-454-6265)

Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
(800-487-1485)

VUL III

Lincoln Life Flexible
Premium Variable
Life Account G

Prospectus

Dated: May 1, 2019

This prospectus describes a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "We", "Us", "Our", the "Company").

The Policy features:  - flexible premium payments,
- a choice of two death benefit options, and
- a choice of underlying investment options.

It may not be advantageous to replace existing life insurance or an annuity contract or supplement an existing flexible premium variable life insurance contract with this policy. This Separate Account prospectus is being furnished along with the prospectuses for the funds. Both should be read carefully to understand the policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.

You may allocate net premiums to subaccounts which invest in the following funds:

American Funds Insurance Series®

•  Asset Allocation Fund (Class 1)

•  Bond Fund (Class 1)

•  Global Growth Fund (Class 1)

•  Global Small Capitalization Fund (Class 1)

•  Growth Fund (Class 1)

•  Growth-Income Fund (Class 1)

•  High-Income Bond Fund (Class 1)

•  International Fund (Class 1)

•  U.S. Government/AAA-Rated Securities Fund (Class 1)

•  Ultra-Short Bond Fund (Class 1)

Lincoln Variable Insurance Products Trust

•  LVIP Delaware Special Opportunities Fund (Standard Class)

•  LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the funds' shareholder reports from us by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and we will notify you by mail each time a report is posted and will provide you with a website link to access the report. We will also provide instructions for requesting paper copies.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. At any time, you may elect to receive shareholder reports and other communications electronically by following the instructions we have provided.

You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports by contacting us at the telephone number listed on the first page of this prospectus. Your election to receive reports in paper will apply to all funds available under your policy.

Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. Review this prospectus and the funds prospectus to achieve a clear understanding of the investment objectives of the subaccounts and of the respective underlying funds you are considering. This policy may, or may not, be appropriate for your individual financial goals. If you are already entitled to favorable financial tax treatment, you should satisfy yourself that this policy meets your other financial goals before you buy it. The value of the policy and, under one option, the death benefit amount depends on the investment results of the funding options you select.

To be valid, this prospectus must have the current mutual funds' prospectuses with it. Keep all for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.

Table of Contents

Summary of the Policy	3
Lincoln Life, the General Account and the Separate Account	10
Lincoln Life	10
The General Account	10
The Separate Account	10
Principal Underwriter	12
Fund Participation Agreements	12
The Investment Advisors	12
Addition, Deletion, or Substitution of Investments	13
The Policy	13
Requirements for Issuance of a Policy	13
Units and Unit Values	13
Premium Payment and Allocation of Premiums	14
Dollar Cost Averaging Program	16
Effective Date	16
Right to Examine Policy	16
Policy Termination	17
Charges and Deductions	17
Percent of Premium Charge	17
Contingent Deferred Sales Charge	17
Contingent Deferred Administrative Charge	18
Surrender Charge	18
Monthly Deductions	19
Cost of Insurance Charges	19
Monthly Administrative Charge	20
Fund Charges and Expenses	20
Mortality and Expense Risk Charge	20
Other Charges	21
Reduction of Charges	21
Term Conversion Credits	21
Policy Benefits	21
Death Benefit and Death Benefit Types	21
Death Benefit Guarantee	24
Policy Changes	24
Policy Value	25
Transfer Between Subaccounts	26
Transfer to and from the General Account	27
Market Timing	27
Loans	29
Withdrawals	30
Policy Lapse and Reinstatement	30
Surrender of the Policy	31
Proceeds and Payment Options	31
General Provisions	32
The Contract	32
Suicide	32
Representations and Contestability	32
Incorrect Age or Gender	33
Change of Owner or Beneficiary	33
Assignment	34
Reports and Records	34
Projection of Benefits and Values	34
Postponement of Payments	34
Riders	34
Distribution of the Policies and Compensation	36
Advertising and Ratings	37
Tax Issues	38
Taxation of Life Insurance Contracts in General	38
Policies which are MECs	39
Policies which are not MECs	40
Other Considerations	40
Tax Status of Lincoln Life	41
Fair Market Value of Your Policy	42
Voting Rights	42
State Regulation of Lincoln Life and the Separate Account	42
Safekeeping of the Separate Account's Assets	43
Legal Proceedings	43
Unclaimed Property	43
Independent Registered Public Accounting Firm	43
Experts	44
Officers & Directors of the Lincoln National Life Insurance Company	44
Additional Information	45
Appendix A: Table of Base Minimum Premiums	46
Appendix B: Table of Surrender Charges	48
Appendix C: Illustrations of Policy Values	50
Financial Statements
Separate Account Financial Statements	G-1
Company Financial Statements	S-1

2

Summary of the Policy

This section is an overview of key policy features and is intended to provide you with a brief explanation of some of the important features of your policy. Its value may change on a:

1)  fixed basis;

2)  variable basis; or a

3)  combination of both fixed and variable bases.

We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of Lincoln Life.

At all times, your policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended (the "Code") to receive favorable tax treatment under federal law. If these requirements are met, you may benefit from favorable federal tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your policy's failing to meet federal tax law requirements.

The state in which your policy is issued will govern whether or not certain features, charges and fees will be allowed in your policy. You should refer to your policy contract for these state specific provisions.

Your policy will be issued with pages that reference your benefits, premium costs and other policy information (policy specification pages).

Dates

Note: The policy specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "policy date", "effective date" or "policy effective date" (or "rider date", "rider effective date") refer to the date that coverage under the policy (or rider) becomes effective and is the date from which policy years, policy anniversary and ages are determined. Terms such as "issue date" or "policy issue date" (or "rider issue date") generally refer to when we print or produce the policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the policy will typically start on the date the policy is issued and not the date the policy goes into effect. Please read your policy carefully and make sure you understand which dates are important and why.

Initial Choices to be Made

The initial owner of the policy (the "owner" or "you") is named in the "policy specifications" and has all of the policy ownership rights. If no owner is named the insured (the person whose life is insured under the policy) is the owner. If a policy has been absolutely assigned, the assignee is the owner.

You, as the owner, have three important initial choices to make:

•  one of two death benefit options;

•  the amount of premium you want to pay; and

•  how your premium is allocated among the funding options you select.

Several riders are also available under the policy. (See Riders)

3

Level or Varying Death Benefit

We pay the death benefit to the beneficiary(ies), calculated on the date the insured died, less outstanding loan account balances, other outstanding amounts due, and surrendered amounts.

When you purchase your policy, you must choose one of two death benefit options. If you choose option 1, the death benefit will be the greater of: the specified amount of the policy (as explained in the Death Benefits Section) or a specified percentage of the policy value on or prior to the date of the insured's death. If you choose option 2, the death benefit will be the greater of: the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. (See Death Benefit and Death Benefit Types)

For the first two years of your policy, there is a death benefit guarantee monthly premium. This means that the death benefit will not be lower than the initial specified amount regardless of the gains or losses of the subaccounts you select as long as you pay that premium. Therefore, the initial death benefit under your policy would be guaranteed for two years even though your policy value is insufficient to pay current monthly deductions. If you have borrowed against your policy or surrendered a portion of your policy, your initial death benefit will be reduced by the loan account balance and any surrendered amount. (See Death Benefit and Death Benefit Types)

Amount of Premium Payment

When you apply for your policy, you must decide how much premium to pay. Premium payments may be changed within the limits described. (See Premium Payments and Allocation of Premiums) If your policy lapses because your monthly premium deduction is larger than the total accumulation value, you may reinstate your policy. (See Policy Lapse and Reinstatement)

When you first receive your policy you will have 10 days to look it over. This is called the "right-to-examine" period. Use this time to review your policy and make sure it meets your needs. During this time period your initial premium payment will be allocated to the General Account. If you then decide you do not want your policy, all premium payments will be returned to you with no interest paid.

State laws where you live might change the number of days in the right-to-examine time period. (See Right to Examine Policy)

How Are My Premiums Processed?

You determine in the application what portions of net premiums are to be allocated to the General Account and/or the various subaccounts (or "sub-accounts", "Sub-Accounts") of the Separate Account. Your initial net premiums are automatically allocated to the Lincoln Life General Account. After the record date, the policy value and all subsequent net premiums will automatically be allocated according to your instructions. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.

Selection of Subaccounts

You must choose the subaccount(s) to which you want to allocate each net premium payment. The subaccounts make up the Separate Account, the "variable" part of the contract. Each subaccount invests exclusively in the shares of a specified fund (or "underlying fund", "Underlying Fund"). If the mutual fund(s) you select goes up in value, so does the cash value of your policy.

We select the funds purchased by the subaccounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor.

4

We review each fund periodically after it is selected. Upon review, we may either close a fund or restrict allocation of additional purchase payments to the subaccount which purchases shares of a fund if we determine the fund no longer meets one or more of the factors and/or if the subaccount has not attracted significant policy owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the underlying fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Each of the subaccounts of the Separate Account is invested solely in the shares of one of the funds available under the policies. Each of the funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, investment results may vary.

Shares of the underlying fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these underlying funds simultaneously since the interests of such owners or contractholders may differ. Although neither the Company nor the underlying funds currently foresees any such disadvantages either to variable life insurance or to variable annuity owners, each underlying fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the separate account might withdraw its investment in an underlying fund. This might force that underlying fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.

You may also choose to allocate all or part of your premium payment into the General Account. Premium payments allocated to the General Account become part of Lincoln Life's General Account, do not share the investment experience of the Separate Account and have a guaranteed minimum interest rate of 4% per year. For additional information see The General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors.

What Subaccounts Are Available to Select?

You can allocate amounts to one or more subaccounts of the Separate Account. Your investment amount is the portion of the policy value allocated to the Separate Account. The Separate Account is Lincoln Life Flexible Premium Variable Life Account G, established by Lincoln Life to receive and invest net premiums paid under the policy.

Certain of the underlying funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the underlying funds' overall volatility, and for some underlying funds, to also reduce the downside exposure of the underlying funds during significant market downturns. These risk management strategies could limit the upside participation of the underlying fund in rising equity markets relative to other funds. The success of the advisor's risk management strategy depends, in part, on the advisor's ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the underlying fund's benefit. There is no guarantee that the strategy can achieve or maintain the underlying fund's optimal risk targets. The underlying fund's performance may be negatively impacted in certain markets as a result of reliance on these strategies. In low volatility markets the volatility management strategy may not mitigate losses. In addition, the advisor may not be able to effectively implement the strategy during rapid or extreme market events. Such inefficiency in implementation could

5

cause the underlying fund to lose more money than investing without the risk management strategy or not realize potential gains. Any one of these factors could impact the success of the volatility management strategy, and the underlying fund may not perform as expected. Also, several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds") as detailed in the individual underlying fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the underlying funds' current prospectuses.

You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. There can be no assurance that any of the stated investment objectives will be achieved. You should read each underlying fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

If an underlying fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the underlying fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.

The underlying funds and their investment advisors and objectives are listed below.

American Funds Insurance Series®:

Asset Allocation Fund — High total return (including income and capital gains) consistent with preservation of capital over the long term.

Bond Fund — To provide as high a level of current income as is consistent with the preservation of capital.

Global Growth Fund — Long-term growth of capital.

Global Small Capitalization Fund — Long-term capital growth.

Growth Fund — Growth of capital.

Growth-Income Fund — Long-term growth of capital and income.

High-Income Bond Fund — To provide investors with a high level of current income; capital appreciation is the secondary objective.

International Fund — Long-term growth of capital.

U.S. Government/AAA-Rated Securities Fund — To provide a high level of current income consistent with preservation of capital.

Ultra-Short Bond Fund — To provide the investors with current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

Lincoln Variable Insurance Products Trust:

LVIP Delaware Special Opportunities Fund — To maximize long-term capital appreciation.

LVIP Dimensional U.S. Core Equity 1 Fund — Long-term capital appreciation.

For more detail, see the funds' prospectuses.

What Charges and Deductions Are Made From My Policy?

Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges. We

6

deduct a premium charge of 5.95% from each premium payment. We make monthly deductions for administrative expenses (currently $6 per month) along with the cost of insurance and any riders that are placed on your policy. We make daily deductions against the Separate Account for mortality and expense risks. This charge is currently at an annual rate of .80%, and is guaranteed not to exceed .90%.

Each fund has its own management fee charge, also deducted daily. Each fund's expense levels will affect its investment results. The Fund charges and expenses table shows your current expense levels for each fund.

Each policy year you may make 12 transfers between subaccounts or between subaccounts and the General Account. For each transfer a charge of $10 is deducted from the amount transferred. This charge is currently being waived. (See Transfer Between Subaccounts)

The surrender charge is the amount retained by us if the policy is surrendered. This charge is deducted from policy value upon surrender of the policy or upon a voluntary reduction in specified amount during the first 16 policy years or during the 16 years following a requested increase in specified amount. The surrender charge is equal to the combination of the contingent deferred sales charge and the contingent deferred administrative charge. (See Charges and Deductions)

You may borrow within described limits under your policy. If you borrow, interest will be charged to the loan account. Currently, the interest rate is 6%. Interest will be credited to the loaned amount. Currently, the interest credited is at an annual rate of 4.95%. Outstanding policy loans increase the risk of lapse. (See Loans) You may also surrender the policy totally or withdraw part of its value. Depending on the amount of premium you pay, there may be little, or no, cash value in your policy to borrow or surrender in the early years. Withdrawals may reduce the cash value and death benefit, and may increase the risk of lapse.

Buying Variable Life Insurance

The policies this prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels of benefits may be more comfortable buying more traditional, non-variable life insurance. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection, willing to assume risk, and to monitor investment allocation choices they have made. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investments schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market.

A customer may be able to pay a large single premium, using the policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity, or the basis of an investment program for the donee.

Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.

Flexibility also results from being able to select, monitor and change investment choices within a policy. With the wide variety of subaccounts available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should monitor their investment allocation choices on an ongoing basis.

Variable life insurance has significant tax advantages under current tax law. A transfer of values from one subaccount to another within the policy generates no taxable gain or loss. Investment income and realized capital gains within a fund are automatically reinvested without being taxed to the policy owners. Policy values accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

7

The ability of policy owners to access policy values is easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see Policies Which Are MECS), an owner can borrow policy values tax-free, without surrender charges, and at very low net interest cost. Policy loans can be a source of retirement income. By contrast, variable annuity withdrawals are generally taxable to the extent of accumulated income may be subject to a charge deducted from the policy value, a surrender charge, and will result in penalty tax if made before age 59 1/2.

Accumulated policy values may under limited circumstances also be part of the eventual death benefit payable. If a policy is heavily funded and investment performance is very favorable, the death benefit may increase because of tax law requirements that the death benefit be a certain multiple of policy value; depending on the Insured's age (see table under Policy Benefits). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free.

Certain costs and expenses of variable life insurance ownership which are directly related to policy values (i.e. asset-based costs) are not unlike those incurred through investment in mutual funds or variable annuities. Surrender charges, which decrease over time, and premium taxes may be applicable to your policy. These charges are explained in more detail in Charges and Deductions. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (approximately the death benefit less policy value). This charge increases with age, varies by underwriting classification, smoking status, and in most states by gender. The effect of these costs and expenses can be seen in illustrations in this prospectus (see Appendix C).

Risks of Your Policy

Fluctuating Investment Performance. A subaccount is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the subaccounts are not guaranteed. If you put money into the subaccounts, you assume all the investment risk on that money. A comprehensive discussion of each subaccount's and Underlying Fund's objective and risk is found in this prospectus and in each fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of subaccounts and the performance of the funds underlying each subaccount will impact the policy's value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

Policy Values in the Fixed Account. Premium payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of policy value under the policy, we also pay our obligations under these products from our assets in the General Account. Moreover, unlike assets held in the Separate Account, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's General Account creditors. In the event of an insolvency of receivership, payments we make from our General Account to satisfy claims under the policy would generally receive the same priority as our other owners' obligations.

The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance company's fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.

For more information, please see "Lincoln Life, The Separate Account and The General Account" or "Transfer to and from the General Account" sections of this prospectus.

8

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. The policy will remain in force only so long as there is sufficient net accumulation value to permit Monthly Deductions to be covered. Accordingly, there is a risk of lapse if premiums are too low in relation to the insurance amount, if investment results of the subaccounts you have chosen are adverse or are less favorable than anticipated, or if the amount of outstanding policy loans or the amount of withdrawals rises too much.

Decreasing Death Benefit. Any outstanding policy loans or withdrawals will reduce your policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the subacounts, which reduce the policy's accumulated value, will reduce the amount of death benefit that is payable.

Consequences of Surrender. Surrender Charges are assessed if you surrender your policy within the first 16 policy years. Withdrawals are also subject to a charge. Surrenders or withdrawals may result in tax consequences. Depending on the amount of premium paid, there may be little or no Surrender Value available.

Tax Consequences. As noted in greater detail in the section headed "Tax Issues", the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.

Tax Treatment Of Life Insurance Contracts. The policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract ("MEC") whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.

Cyber-Security. We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy account value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy account value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and

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intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your policy to lose policy account value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.

Lincoln Life, The General Account and The Separate Account

Lincoln Life

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our)(EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available by visiting our website at www.LincolnFinancial.com/investor. Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our owners. Ratings can and do change from time to time.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

The General Account

The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law.

The Separate Account

We established Lincoln Life Flexible Premium Variable Life Account G ("Account G") on May 25, 1988. Although the assets of the Separate Account are our property, the laws of Indiana under which the Separate Account was established provide that the Separate Account assets attributable to the policies are not chargeable with liabilities arising out of any other business of Lincoln Life. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies it supports. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open and trading is unrestricted ("valuation day").

The Separate Account has been registered as an investment company under the 1940 Act and meets the definition of "separate account" under Federal Securities laws. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Securities and Exchange Commission.

The Separate Account is divided into twelve subaccounts. Each subaccount invests exclusively in shares of one of the following funds: One of ten portfolios of the American Funds Insurance Series, the LVIP Delaware Special

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Opportunities Fund or the LVIP Dimensional U.S. Core Equity 1 Fund. The ten portfolios available in the American Funds Insurance Series are: Asset Allocation Fund, Bond Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund, High-Income Bond Fund, International Fund, U.S. Government/AAA-Rated Securities Fund and Ultra-Short Bond Fund.

Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct. The funds are also invested in by variable annuity contract holders. Should we become aware of any material irreconcilable conflict, either potential or existing, between its variable annuity and variable life insurance contract owners, we have agreed to notify the Series' Board of Trustees and the funds' Board of Trustees and to remedy, at our own expense, any such conflict. Each series within the American Funds Insurance Series and the Lincoln Variable Insurance Products Trust has two classes of shares, designated as class 1 shares and class 2 shares. Class 1 or Standard Class and class 2 or Service Class, respectively differ in that class 2 and Service Class (but not class 1 or Standard Class) shares are subject to a 12b-1 plan for the payment by the fund of certain distribution-related expenses. Only class 1 and Standard Class shares are available under the policy.

There is no assurance that any of the available funds will achieve its stated objective.

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policyholder's account. This means we could refuse to honor requests for transfer, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policyholder, and held in that account until instructions are received from the appropriate Regulator.

Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market sub-account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

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We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the "Financial Statements" section of this prospectus. You may also obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com/investor.

Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD retains no underwriting commissions from the sale of the policies. The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid.

Fund Participation Agreements

In order to make the funds in which the subaccounts invest available, Lincoln Life has entered into agreements with the Underlying Fund company and their advisers or distributors. In some of these agreements, we must perform certain services for the fund advisers or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by owners and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to owners. For these administrative functions, we may be compensated by the fund at annual rates of between 0.00% and 0.25% based on a percentage of the assets attributable to the policies. These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisers or distributors.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

The Investment Advisors

Lincoln Investment Advisors Corporation ("LIA") is the investment adviser for the LVIP Special Opportunities Fund and the LVIP Dimensional U.S. Core Equity 1 Fund. LIA is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LIA's address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LIA (or its predecessors) has served as an investment adviser to mutual funds for over 30 years.

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the American Funds Insurance Series, and other mutual funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071.

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Addition, Deletion, or Substitution of Investments

Lincoln Life does not have control over the funds and therefore cannot guarantee that any particular funds will be available for investment by the subaccounts. We reserve the right, subject to compliance with applicable law and prior approval of the Securities and Exchange Commission, to make additions to, deletions from, limit access to, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life may make these changes (including substitutions) for some or all classes of policyowners.

We reserve the right to close a subaccount and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Account without notice and prior approval of the Commission, to the extent required by the 1940 Act or other applicable law. A substituted fund may have higher charges than the one it replaces. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.

Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund, or in shares of another investment company, with a specified investment objective. Lincoln Life may eliminate or establish one or more subaccounts when marketing needs, tax or investment conditions warrant, or for any other reason in our sole discretion; and any new subaccounts may be made available to existing policyowners on a basis to be determined by Lincoln Life. Substitutions may be made with respect to existing investments or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

In the event of any such substitution or change, Lincoln Life may by appropriate endorsement make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the policies, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

The Policy

Requirements for Issuance of a Policy

Individuals wishing to purchase a policy must send a completed application to our administrative mailing address. The minimum specified amount of a policy is $200,000. A policy will generally be issued only to insureds 80 years of age or younger (ages 81-85 by exception only) who supply satisfactory evidence of insurability to us. Acceptance is subject to our underwriting rules and, except in California, we reserve the right to reject an application for any reason.

Additional insurance on the life of other persons may be applied for by supplemental application. Approval of the additional insurance will be subject to evidence of insurability satisfactory to Lincoln Life.

Units and Unit Values

The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valuation date. Whenever an amount is invested in a subaccount (due to net premium payments, loan repayments, or transfer of values into a subaccount), that amount purchases units in that subaccount. The number of units you purchase is determined by dividing the

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dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, surrenders and surrender charges, withdrawals and withdrawal charges, transfers of values out of a subaccount and transfer charges, income tax deductions (if any), cost of insurance charges or monthly administrative charges), units are redeemed from that subaccount. The number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated plus any policy value allocated to the General Account. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day. Units will be valued once daily as of the close of trading, normally 4:00 PM, New York time, on each day that the New York Stock Exchange (NYSE) is open and trading is unrestricted (valuation day). On any day other than a valuation day, the unit value will not change. A valuation period is the period starting at the close of trading on the NYSE on a valuation day, and ending at the close of trading on the next valuation day.

The unit value for a subaccount on a specified valuation day is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the net investment factor method. We will achieve substantially the same result using either method.

Premium Payment and Allocation of Premiums

Subject to certain limitations, you have considerable flexibility in determining the frequency and amount of premiums. During the first two policy years, the policy will lapse unless the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death Benefit Guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. Payment of the death benefit guarantee monthly premium during the first two policy years will guarantee that the policy will remain in force for the first two policy years despite negative net cash surrender value (see Death Benefit Guarantee), but continued payment of such premiums will not guarantee that the policy will remain in force thereafter. The amount of the death benefit guarantee monthly premium is based on the base minimum premium per $1,000 of specified amount (determined by the insured's age, gender, and underwriting class) and includes additional amounts to cover charges for additional benefits, monthly administrative charges, and extra cost of insurance charges for substandard risks. A table of base minimum premiums per $1,000 of specified amount is in Appendix A.

You may designate in the application one of several ways to pay the death benefit guarantee monthly premium. You may elect to pay the first twelve months of premiums in full prior to commencement of insurance coverage. Alternatively, you may elect to pay a level planned periodic premium on a quarterly or semi-annual basis sufficient to meet the premium requirements. Premiums may also be paid monthly if paid by a pre-authorized check. Premiums, other than the initial premium, are payable only at our administrative mailing address.

Each owner will also define a planned periodic premium schedule that provides for payment of a level premium at fixed intervals for a specified period of time. You are not required to pay premiums in accord with this schedule. Furthermore, you have flexibility to alter the amount, frequency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums equal to or in excess of the required death benefit guarantee monthly

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premiums guarantee that the policy will remain in force beyond the first two policy years. Unless the policy is being continued under the death benefit guarantee, (see Death Benefit Guarantee), the policy will lapse any time outstanding loans exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (see Policy Lapse and Reinstatement.) Subject to the minimum premiums required to keep the policy in force and the maximum premium limitations established under section 7702 of the Code, you may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.

Premium Limitations. In no event can the total of all premiums paid exceed the current maximum premium limitations established for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by issue age, gender, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt. No further premiums will be accepted until allowed by subsequent maximum premium limitations.

The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract ("MEC"). A policy will become a MEC if premiums paid into the policy cause the policy to fail the 7-pay test set forth under Section 7702A of the Code. We will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay test and cause the policy to become a MEC. If you have given us instructions that the policy should not be allowed to become a MEC, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to you within 7 days of receipt. If you have not given us instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of MEC status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the MEC status of the policy.

Net Premiums. The net premium equals the premium paid less the percent of premium charge (see Percent of Premium Charge.)

Allocation of Net Premiums. In the application for a policy, you can allocate all or part of the net premiums to the General Account and the various subaccounts of the Separate Account. Notwithstanding the allocation in the application, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. Net premiums will continue to be allocated to the General Account until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with your percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with your instructions in the application. The minimum percentage of each premium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to us. You can also make arrangements with us to allow the allocation of future net premiums to be changed upon telephone request.

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The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least 4.0%. You should periodically review their allocations of premiums and values in light of market conditions, interest rates, and overall estate planning requirements.

Dollar Cost Averaging Program

You may wish to make monthly transfers from the General Account to one or more of the subaccounts over a 12, 24, or 36-month period through the Dollar Cost Averaging ("DCA") program. Under the program, at least $5,000 is to be transferred from the General Account to the chosen subaccounts in accord with the most recent premium allocation. The transfers continue until the end of the DCA period or until the policy value in the General Account has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

DCA has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to us.

Effective Date

For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial premium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life. It is stated in the policy specifications, and policy anniversaries are measured from this date.

For any increase, the effective date will be the first monthly anniversary day (the same date each month as the policy date) on or next following the day the application for the increase is approved.

For any insurance that has been reinstated, the effective date will be the first monthly anniversary day on or next following the day the application for reinstatement is approved.

Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears in this prospectus. Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request on or after 4:00 p.m. Eastern time on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day. There may be circumstances under which the NYSE may close before 4:00 p.m. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

Right-to-Examine Policy

A policy may be returned to Lincoln Life for cancellation on or before 10 days after delivery to the owner (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned

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for cancellation within the right-to-examine period, we will return any premium payments. However, if a premium payment was made by check, there may be a delay until the check clears. Any premium payments we receive before the end of the right-to-examine period will be held in the Money Market subaccount.

Policy Termination

All coverage under the policy will terminate when any one of the following occurs:

1)  the grace period ends without payment of required premium, and the policy is not being continued under the death benefit guarantee provision,

2)  the policy is surrendered,

3)  the insured dies, or

4)  the policy matures.

Charges and Deductions

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

1)  providing the insurance benefit set forth in the policy and any optional insurance benefits added by rider;

2)  administering the policy;

3)  assuming certain risks in connection with the policy;

4)  incurring expenses in distributing the policy.

We deduct charges in connection with the policy to compensate us for providing the policy's insurance benefit, administering the policy, assuming certain risks under the policy and for sales related expenses we incur. Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

The nature and amount of these charges are described more fully below.

Percent of Premium Charge

A sales charge of 5.95% is deducted from each premium paid.

Contingent Deferred Sales Charge (CDSC)

During the first 16 policy years, the policy value is subject to a contingent deferred sales charge which is deducted only if the policy lapses or is surrendered. During the first policy year, the CDSC is approximately equal to 30% of the required base minimum premium for the designated specified amount. The base minimum premium required varies with the age, gender, and rating class of the insured. To determine the first year CDSC per $1,000 of specified amount, multiply the base minimum found in the table of base minimum premiums (see Appendix A) times 30%.

During the second policy year, the CDSC is approximately equal to 30% of the base minimum premium required for the first two policy years for the designated specified amount. To determine the second year CDSC per $1,000 of specified amount, multiply the base minimum premium for the first two years times 30%. If the resulting CDSC exceeds $22.00 per $1,000 of specified amount, the CDSC is reduced to $22.00 per $1,000 of specified amount. Furthermore, upon surrender of the policy at any time during the first two policy years, the maximum total sales charges actually deducted (percent of premium charge plus CDSC) will never exceed the following maximum: 30% of premiums paid up to the first 12 death benefit guarantee monthly premiums, plus 10% of premiums paid up to the next 12 death benefit guarantee monthly premiums, plus 5.95% of premiums paid in excess of those amounts.

During the third and subsequent policy years, the CDSC will equal the CDSC during the second policy year times the percent indicated in the table below.

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Contingent Deferred Administrative Charge (CDAC)

During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge which is deducted only if the policy lapses or is surrendered. This charge is to recover costs for underwriting, issue and initial administration of the policy. During the first policy year, the CDAC is approximately equal to 30% of the required base minimum premium for the designated specified amount. To determine the first year CDAC per $1,000 of specified amount, multiply the base minimum premium found in the table of base minimum premiums (see Appendix A) times 30%.

During the second policy year, the CDAC is approximately equal to 30% of the base minimum premium required for the first two policy years for the designated specified amount. To determine the second year CDAC per $1,000 of specified amount, multiply the base minimum premium for the first two years times 30%. If the resulting CDAC exceeds $22.00 per $1,000 of specified amount, the CDAC will be reduced to $22.00 per $1,000 of specified amount.

During the third and subsequent policy years the CDAC will equal the CDAC during the second policy year times the percent indicated in the table below.

An additional CDAC will be imposed under the policy in the event of each requested increase in specified amount. The additional CDAC is an amount per $1,000 of increased specified amount and will be deducted upon the surrender of the policy at any time during the 16 years following such increase. The amount of the CDAC will be equal to the CDAC that would apply to a newly issued policy at the age of the insured at the time of the increase. The percentage of the CDAC applicable in any year after the increase is shown in the following table, where policy year is calculated from the date of the increase.

During policy year (or after an increase)		Percent of CDSC and CDAC to be deducted
3, 4	or 5	100%
6		95
7		90
8		85
9		80
10		70
11		60
12		50
13		40
14		30
15		20
16		10

When you request an increase in the specified amount, no additional premium is required provided that the current net cash surrender value is sufficient to cover the CDAC associated with the increase, as well as the increase in the cost of insurance charges which result from the increase in specified amount. However, if the net cash surrender value is insufficient to cover such costs, additional premium will be required for the increase to be granted, and the percent of premium charge will be deducted from that additional premium.

Surrender Charge

The total of all contingent deferred sales charges and all contingent deferred administrative charges are collectively referred to as the surrender charge. The surrender charges for the first 5 years are shown in Appendix B. For surrender charges during policy years 6 through 16 the values shown in Appendix B should be

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multiplied by the percentages given in the table under Charges and deductions above. For increases in the specified amount, additional surrender charges apply. During the first year after an increase, the additional surrender charges are calculated by multiplying the values in Appendix B by one-fourth. During years 2-5 after an increase, the values in Appendix B should be multiplied by one-half. During years 6 through 16 after an increase, the values in Appendix B are multiplied by one-half and by the percentage given in the table above. Surrender charges are higher in the earlier years of the policy reducing its net cash surrender value. Thus if you surrender the policy in the early years there may be little or no money to return to you.

Monthly Deductions

On the policy date and on each monthly anniversary day following, deductions will be made from the policy value. These deductions are of two types: a monthly administrative charge and a monthly cost of insurance charge. Ordinarily, the monthly deductions are deducted from the policy value in proportion to the values in the General Account and the subaccounts.

Cost of Insurance Charges

On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the General Account and the subaccounts.

The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death. On each monthly anniversary day, we will determine the monthly cost of insurance for the following month as equal to:

a)  the death benefit on the monthly anniversary day; divided by

b)  1.0032737 (the monthly interest factor equivalent to an annual interest rate of 4%); minus,

c)  the policy value on the monthly anniversary day without regard to the cost of insurance; divided by

d)  1,000; the result multiplied by

e)  the applicable cost of insurance rate per $1,000 as described below.

The cost of insurance rates are based on the gender, attained age (age of the insured on a policy anniversary), and rate class of the person insured. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations and in any other situation where unisex rates are required by law, the cost of insurance rates are not based on gender. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, gender and rate class and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. For attained ages under sixteen, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday; or for attained ages sixteen and over, depending on the smoking status of the insured, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table, age last birthday. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable table.

The rate class of an insured will affect the cost of insurance rate. We currently place insureds into a standard rate class or rate classes involving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also divided into four categories: preferred nonsmoker, standard nonsmoker, preferred smoker, and standard smoker. Insureds who are standard nonsmoker or preferred nonsmoker will generally incur a lower cost of insurance than those insureds who are in the smoker rate classes. Likewise, insureds who are preferred smoker

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or preferred nonsmoker will generally incur a lower cost of insurance than similarly situated insureds who are standard smoker or standard nonsmoker respectively.

Monthly Administrative Charge

A monthly administrative charge of $6 is deducted from the policy value each month the policy is in force to compensate us for continuing administration of the policy, premium billings, overhead expenses, and other miscellaneous expenses. We do not anticipate any profits from this charge. This charge is guaranteed not to increase during the life of the policy.

Fund Charges and Expenses

The investment advisor for each of the funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from 0.28% to 0.74%. These charges and other fund expenses have the effect of reducing the investment results credited to the subaccounts. The following table shows the annual fund fees and expenses for the year ended December 31, 2018.

Asset Fund	Management Fee(1)	Other Expenses(1)	Total Annual Fund Operating Expenses Without Waivers or Reductions(1)	Total Waivers and Reductions(1)	Total Fund Operating Expenses with Waivers or Reductions(1)
American Funds Insurance Series:
Asset Allocation	.27%	.02%	.29%	.00%	.29%
Bond	.36%	.02%	.38%	.00%	.38%
Global Growth	.52%	.03%	.55%	.00%	.55%
Global Small Capitalization	.70%	.04%	.74%	.00%	.74%
Growth	.32%	.02%	.34%	.00%	.34%
Growth-Income	.26%	.02%	.28%	.00%	.28%
High-Income Bond	.47%	.03%	.50%	.00%	.50%
International	.49%	.04%	.53%	.00%	.53%
U.S. Gov't/AAA-Rated	.34%	.02%	.36%	.00%	.36%
Ultra-Short Bond	.32%	.03%	.35%	.00%	.35%
Lincoln Variable Insurance Products Trust:
LVIP Delaware Special Opportunities	.38%	.08%	.46%	.00%	.46%
LVIP Dimensional U.S. Core Equity 1.34%		.08%	.42%	.00%	.42%

(1)  Expressed as an annual percentage of each fund's average daily net assets.

See the funds' prospectuses for more complete information about the expenses of the funds.

Take note that during extended periods of low interest rates, the yields of money market subaccounts (Cash Management) may become extremely low, and possibly negative.

Mortality and Expense Risk Charge

Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. This charge has the effect of reducing gross investment results credited to the subaccounts. The daily

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rate currently charged is .0021917% (which is approximately equal to an annual rate of .80%) of the value of the net assets of the Separate Account. This deduction may increase or decrease, but is guaranteed not to exceed .90% in any policy year.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, death benefits will be payable sooner than expected. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated.

Other Charges

Two other miscellaneous charges are occasionally incurred: a withdrawal charge and a transfer charge. The withdrawal charge is incurred when the owner of the policy requests a withdrawal from the policy value; the charge is deducted from the withdrawn amount and the balance is paid to the owner. Withdrawals may be made any time after the first policy year, but only one withdrawal may be made per year. The withdrawal charge is $10 for each withdrawal.

The transfer charge is incurred when the owner requests that funds be transferred from one subaccount or the General Account to another subaccount or the General Account. The transfer charge is $10, and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

We also reserve the right to deduct from the policy value any amounts charged for federal or other governmental income taxes that might result from a change in the current tax laws. Current tax laws do not charge income taxes on the policy value.

Reduction of Charges

The percent of premium charge, surrender charge, and the monthly administrative charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with sales to Lincoln Life policyowners, or sales to employees of Lincoln Life. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the differences in expected death claims as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

Term Conversion Credits

We currently have a term conversion program which gives premium credits to the policy if the owner is converting from a term insurance policy that meets certain requirements. Term insurance policies issued by Lincoln Life or by any other life insurance company may be considered for conversion to the policy under this program and for possible term conversion credits. Except for guaranteed term conversion privileges provided under some Lincoln Life term insurance policies or otherwise provided by special agreement, all term insurance policy conversions are subject to evidence of insurability satisfactory to us. All conversion credits are deposited in the policy without the percent of premium charge. The amount of the term conversion credits and the requirements for qualification for those credits is subject to change by Lincoln Life, but such changes will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

Policy Benefits

Death Benefit and Death Benefit Types

As long as the policy remains in force (see Policy Lapse and Reinstatement), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary in accordance with the designated death benefit type. The proceeds may be paid in cash or under one or more of the payment options set

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forth in the policy. (See Proceeds and Payment Options.) The death benefit proceeds payable under the designated death benefit type will be increased by any unearned loan interest, and will be reduced by any outstanding loan and any due and unpaid charges. (See Proceeds and Payment Options.) These proceeds will be further increased by any additional insurance on the insured provided by rider.

The specified amount, which may not be less than $200,000, is the amount requested by the policy owner at the time of application for insurance. This amount, in combination with a death benefit option, will define the death benefit. The specified amount is a field on the Policy Specification Page.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. Payment of the death benefit proceeds may be delayed if your policy is contested or if separate account values cannot be determined. You may choose from the following payment methods: 1) a lump sum; 2) a settlement option; or 3) a SecureLine® interest-bearing checking account if the proceeds are $50,000 or greater. The default payment method is a lump sum in one single check.

If you elect SecureLine® , an interest-bearing account is established from the proceeds payable on a policy administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.

Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient's SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly. The minimum interest rate is 1% and we may increase the rate from time to time. The interest rate credited to the recipient's SecureLine® account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.

The policy offers two death benefit types: Option 1, basic coverage, and Option 2, basic plus policy value coverage. Generally, the owner designates the death benefit type in the application. The owner may change the death benefit type at any time. (See Policy Changes.)

Option 1. The death benefit is calculated as the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

Option 2. The death benefit is equal to the greater of the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

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Under a Option 1 basic coverage, the net amount at risk decreases as the policy value increases. (The net amount at risk is equal to the death benefit less the policy value.) Under a Option 2 basic plus policy value coverage, the net amount at risk remains constant, so the cost of insurance deduction will be relatively higher on a Option 2 basic plus policy value coverage than on a Option 1 basic coverage. As a result, policy values under a Option 1 basic coverage tend to increase faster than under a Option 2 basic plus policy value coverage, assuming favorable investment performance. Because of this, policyowners that are more interested in achieving higher policy values more quickly (assuming favorable investment experience) would be more likely to select a Option 1 basic coverage. In contrast, the death benefit under Option 2 will increase or decrease as the policy value increases or decreases. Consequently, policyowners who are more interested in increasing total death benefits (assuming favorable investment experience) would be more likely to select a Option 2 basic plus policy value coverage.

The table below lists the specified percentage applicable to the given attained age.

Attained age	Specified percentage	Attained age	Specified percentage	Attained age	Specified percentage
40 or younger	250%	59	134%	91	104%
41	243	60	130	92	103
42	236	61	128	93	102
43	229	62	126	94	101
44	222	63	124	95 or older	100
45	215	64	122
46	209	65	120
47	203	66	119
48	197	67	118
49	191	68	117
50	185	69	116
51	178	70	115
52	171	71	113
53	164	72	111
54	157	73	109
55	150	74	107
56	146	75	105
57	142	through
58	138	90

Examples. For both examples, assume that the insured dies at or under the age of 40 and that there is no outstanding policy loan.

Under Option 1, a policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because life insurance death benefits cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% x $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000). Similarly, so long as policy value exceeds $100,000, each dollar taken out of policy value will reduce the life insurance death benefit by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

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Under Option 2, a policy with a specified amount of $250,000 will generally pay life insurance death benefits of $250,000 plus policy value. Thus, for example, a policy with a specified amount of $250,000 and policy value of $50,000 will yield a life insurance death benefit equal to $300,000 ($250,000 + $50,000); a policy value of $100,000 will yield a life insurance death benefit of $350,000 ($250,000 + $100,000). The life insurance death benefit cannot, however, be less than 250% (the applicable specified percentage) of policy value. As a result, if the policy value of the policy exceeds $166,667, the life insurance death benefit will be greater than the specified amount plus policy value. Each additional dollar added to policy value above $166,667 will increase the life insurance death benefit by $2.50. A policy with a policy value of $200,000 will therefore have a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000); a policy value of $1,000,000 will yield a life insurance death benefit of $2,500,000 (250% x $1,000,000).

Similarly, any time policy value exceeds $166,667, each dollar withdrawn from policy value will reduce the life insurance death benefit by $2.50. If at any time, however, policy value multiplied by the specified percentage is less than the specified amount plus policy value, then the life insurance death benefit will be the specified amount plus policy value.

The above examples describe scenarios which include favorable investment performance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

Death Benefit Guarantee

We expect payment of the required death benefit guarantee monthly premiums will be sufficient, when combined with net investment results, to pay for all charges to the policy during the first two policy years, and thereby provide life insurance protection on the insured for that period. In some situations, however, the combination of poor net investment results and monthly deductions could result in the net cash surrender value being reduced to zero. In such situations, we will continue the policy in force for the first two policy years, provided the death benefit guarantee monthly premium requirement continues to be met taking into consideration loans or partial withdrawals. Lincoln Life makes no charge for this additional benefit.

Policy Changes

Change in Type of Death Benefit. You may also change the type of death benefit coverage from Option 1 to Option 2 or from Option 2 to Option 1. The request for such a change must be made in writing on a form suitable to us. The change will be effective on the first monthly anniversary day on or next following the day we receive the request. No change in the type of death benefit will be allowed if the resulting specified amount would be less than the minimum specified amount of $50,000.

If the change is from Option 1 to Option 2, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change minus the policy value on the date of change.

If the change is from Option 2 to Option 1, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change plus the policy value on the date of change.

Changes in Amount of Insurance Coverage. In addition to the above changes, you may request to increase or decrease the specified amount at any time. The request for such a change must be from you and in writing on a form suitable to us. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by us. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases successively, and finally against insurance provided under the original application. The specified amount after any requested decrease may not be less than $50,000. Any request for an increase must be applied for on a supplemental application. Such increase will be subject to evidence of insurability satisfactory to us and to its issue rules and limits at the time of increase. Furthermore, such increase will not be allowed unless the net cash surrender value is sufficient to cover the next

24

monthly deductions and the surrender charge for the increase. Any increase will become effective on the first monthly anniversary day on or next following the day the application for increase is approved.

Changes in the initial specified amount, partial withdrawals, and/or death benefit option during the first two policy years may affect the death benefit guarantee monthly premium. These events and loans may also affect the policy's ability to remain in force.

Policy Value

The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value varies with the amount of interest credited to the General Account and the investment performance of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deductions assessed the policy. The policy has no guaranteed minimum policy value.

On the policy date the policy value will be the initial net premium, minus the sum of the following:

a)  The monthly administrative charge;

b)  The cost of insurance for the first month;

c)  Any charges for extra benefits.

On each monthly anniversary day the policy value is equal to the sum of the following:

a)  The policy value on the preceding day;

b)  Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

c)  Interest at not less than an annual rate of 4.0% (the General Account guaranteed interest rate) on amounts allocated to the General Account;

d)  Interest at not less than an annual rate of 4.0% on any outstanding loan amount;

e)  Any net premiums received since the preceding day.

Minus the sum of the following:

f)  Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

g)  Any withdrawals;

h)  Any amount charged against the investment amount for federal or other governmental income taxes;

i)  The monthly administrative charge;

j)  The cost of insurance for the following month;

k)  Any charges for extra benefits.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

a)  The policy value on the preceding day;

b)  Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

c)  Interest at not less than an annual rate of 4.0% (the General Account guaranteed interest rate) on amounts allocated to the General Account;

d)  Interest at not less than an annual rate of 4.0% on any outstanding loan amount;

e)  Any net premiums received since the preceding day.

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Minus the sum of the following:

f)  Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

g)  Any withdrawals;

h)  Any amount charged against the investment amount for federal or other governmental income taxes.

The charges and deductions described above are further discussed in the Charges and Deductions section beginning on page 14.

Net Investment Results. The net investment results are the changes in the unit values of the subaccounts from the previous valuation day to the current day. The net investment results are equal to the per unit change in the market value of each fund's assets reduced by the per unit share of the mortality and expense risk charge for the period, and increased by the per unit share of any dividends credited to the subaccount by the fund during the period. The market value of fund assets reflect the asset management charge and any miscellaneous expenses incurred by the fund.

The value of the assets in the funds will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

Transfer Between Subaccounts

Any time after the record date, you may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writing on a form suitable to us. Transfers may be made by telephone request only if the owner has previously authorized telephone transfers in writing on a form suitable to us. You may also send your request by facsimile to the Administrative Office. We will follow reasonable procedures to determine that the telephone requester is authorized to request such transfers, including requiring certain identifying information contained in the written authorization. If such procedures are followed, we will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request is received at our administrative mailing address. A transfer charge of $10 is made for each transfer and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve. Transfer and financial requests received before the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4:00 p.m. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment advisor, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the underlying funds, including any refusal or restrictions on purchases or redemptions of the Subaccount units as a result of the underlying fund's own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the underlying fund at any time. If an underlying fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.

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Transfer to and from the General Account

Any time after the record date, you may also request to transfer amounts from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are subject to several restrictions:

1)  only one transfer from the General Account to the Separate Account is allowed during any twelve consecutive months; and

2)  as of the date of the transfer, the amount transferred may be any amount up to, but not exceeding, 20% of the unloaned policy value in the General Account. Currently, the 20% maximum transfer limitation does not apply for the first 6 months after the policy issue date.

There is no minimum transfer amount. However, if the unloaned portion of the General Account is $500 or less, the owner may transfer all or a portion of this amount to the Separate Account and the 20% maximum transfer restriction does not apply. For each transfer there is a $10 charge deducted from the amount transferred. Currently, this transfer charge is being waived. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.

Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds. You should note that these policies and procedures may result in an underlying fund deferring or permanently refusing to accept premium payments or transfers for the reasons described in "Transfer Between Subaccounts" above. In such case, our rights and obligations will be as described in "Transfer Between Subaccounts". Some of the underlying funds may also impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the underlying funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

However, under the SEC rules, we are required to: (1) enter into written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading

27

activity of individual policy owners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the fund.

You should be aware that purchase and redemption orders received by funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccounts to subaccounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1-2 business days of our discovery of such acceptance. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans

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may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to subaccounts investing in particular funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Loans

You may, upon written request, borrow against the policy. You must execute a written loan agreement with us. The policy will be the sole security for the loan, and the policy must be assigned to us as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at our administrative mailing address. Payments may be postponed under certain circumstances. (See Postponement of Payments.)

A loan taken from, or secured by, a policy may have federal income tax consequences. If your policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your policy's value exceeds your basis in the policy. (See Tax Issues.)

Loan Amount. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. Note, however, that in the earlier policy years, depending on the premium payments made, or if you have requested a substantial reduction in specified amount, there may be little or no policy value available. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known address of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Policy Lapse and Reinstatement.)

Deduction of Loan and Loan Interest. Unless we agree otherwise the amount of any loan or unpaid loan interest will be deducted from the General Account and the subaccounts in proportion to the value in each. Amounts deducted from the Separate Account will be transferred to the Lincoln Life General Account, where they will earn interest at an annual rate of not less than 4.0%; currently, loaned amounts earn interest at an annual rate of 4.95%. Any interest not paid when due will be added to the existing loan amount and will also be charged interest at the same policy loan rate. Policy Values in the Loan Account (Loan Collateral account) are part of the Company's General Account.

The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited to the assets transferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase the potential for policy lapse.

Loan Repayments. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.

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Withdrawals

Any time after the first policy year, and during the lifetime of the insured, you may make cash withdrawals from the policy value. The amount and timing of withdrawals is subject to certain limitations. The minimum withdrawal is $500 and only one withdrawal may be made during a policy year. During any year in which the surrender charge is greater than zero, the amount of the withdrawal may not be more than 20% of the net cash surrender value (except that we have the current practice of waiving the 20% limitation after the tenth policy year). During any year in which the surrender charge is equal to zero, the amount of the withdrawal may not be more than the net cash surrender value. A charge of $10 is made for each withdrawal and is deducted from the withdrawn amount; the balance is paid to the owner. You should be aware that withdrawals may result in the owner incurring a tax liability. (See Tax Issues.)

Deduction of Withdrawal. When a withdrawal is made, the policy value will be reduced by the amount of the withdrawal. The amount will be deducted from the General Account and the subaccounts in proportion to the values in the General Account and the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to us.

Effect of Withdrawals on Death Benefit and Cost of Insurance. A withdrawal may affect the death benefit amount in one of several ways. First, if the death benefit type is Option 1, the specified amount will automatically be reduced by the amount of the withdrawal, and thus will lower the death benefit by the same amount. If the death benefit is Option 2, this reduction in the specified amount does not occur, but the death benefit is lowered by the amount the policy value is decreased by the withdrawal. In addition, since the death benefit is required to be at least equal to the specified percentage multiplied times the policy value, a reduction in the policy value will sometimes result in a reduction in the death benefit equal to the specified percentage times the reduction in policy value. (See Death Benefit and Death Benefit Types.) In such cases, where the death benefit is reduced by an amount greater than the withdrawal, the subsequent cost of insurance will be reduced (under either type of death benefit) to reflect the excess reduction in death benefit.

No withdrawal will be allowed if the resulting insured's specified amount would be less than $50,000. The request for withdrawal must be in writing on a form suitable to us.

Ordinarily, withdrawals will be processed within seven days from the date the request for a withdrawal is received at our administrative mailing address. Payment of the withdrawal amount may be postponed under certain circumstances. (See Postponement of Payments.)

Policy Lapse and Reinstatement

During the first two policy years, insurance coverage under the policy will be continued in force as long as the total premiums paid (minus any partial withdrawals and minus any outstanding loans) equals or exceeds the death benefit guarantee monthly premium times the number of months since the policy date, including the current month. Unless coverage is being continued under the death benefit guarantee (see Death Benefit Guarantee) lapse will occur when the policy value less surrender charges and less outstanding loans is insufficient to cover the monthly deductions and the grace period expires without a sufficient payment. The policy value may be insufficient to pay the cost of insurance because it has been exhausted by earlier deductions; due to poor investment performance, withdrawals, indebtedness for policy loans, substantial reductions in specified amount, the terms of certain riders added to the policy, or because of some combination of these factors. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders. Regardless of premium payments or current net cash surrender value, coverage will never be continued beyond the maturity date of the policy.

A grace period of 61 days will begin on the date we send a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly

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deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. If lapse occurs during the first two policy years, any excess sales charge will be returned to the owner. If the insured dies during the grace period, regardless of the cause of the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

You may reinstate a lapsed policy at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to us and a premium sufficient to keep the policy in force for two months as well as the repayment of any indebtedness. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for reinstatement is approved. The above will not apply if the policy had been previously surrendered. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due.

Surrender of the Policy

You may surrender the policy at any time during the lifetime of the insured and receive the net cash surrender value. Please note that if you surrender your policy in its early years, you may receive little or no cash value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest. If surrender occurs during the first two policy years, any excess sales charge will be returned to the owner. The request must be made in writing on a form suitable to us. The request will be effective the date the request is received at our administrative mailing address, or at a later date if you so request.

Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received. However, if you have money due from the General Account, payment from the General Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the General Account interest will be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment. The tax treatment of a surrender policy is discussed under Tax Issues.

As of January 17, 2012, we no longer offer SecureLine® for withdrawals or surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for death benefit proceeds. Please see "Death Benefit and Death Benefit Types" section in this prospectus for more information about SecureLine®.

All coverage under the policy will automatically terminate and may not be reinstated if the owner makes a full surrender. A full or partial surrender of the policy may have tax consequences.

Proceeds and Payment Options

Proceeds. The amount payable under the policy on the maturity date (the policy anniversary following the insured's 99th birthday), on the surrender of the policy, or upon the death of any insured person is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and plus any unearned loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.

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Payment Options. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from us at the time payment is to be made. Under certain conditions, payment options will only be available with our consent. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, our approval is needed before any proceeds can be applied to a payment option.

You may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provision.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by us on the option date. Additional interest as we may determine may be paid or credited from time to time in addition to the payments guaranteed under a payment option. The payment option elected, as well as the time the election is made, may have tax consequences.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

General Provisions

The Contract

The entire contract consists of the policy plus the application and any supplemental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the Initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on us only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.

The policy is nonparticipating; it will not share in our profit or surplus earnings.

Suicide

If the insured commits suicide, while sane or insane, within two years from the policy date, our total liability under the policy will be the premiums paid, minus any policy loan, plus any unearned loan interest, minus any prior withdrawals, and minus the cost of any riders.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance, our total liability with respect to such increase will be its cost of insurance and monthly charges.

If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid since the effective date of the reinstatement, minus any policy loan, plus any loan interest, minus any prior withdrawals, and minus the cost of any riders.

Representations and Contestability

All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these

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statements are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years from the policy date during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

Incorrect Age or Gender

If there is an error in the age or gender of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be purchased by the most recent cost of insurance at the correct age and gender. The resulting death benefit will not be less than the percentage of the policy value required by the death benefit provision at the insured's correct age.

Change of Owner or Beneficiary

The owner of the policy is the owner identified in the application, or a successor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner while the insured is living. The request must be in writing on a form suitable to us and received at our administrative address. Once recorded, the change will be effective as of the date signed. The change will be effective the day that the request is received at our administrative mailing address. We will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

The beneficiary is identified in the application for the policy, and will receive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. The change request must be in writing on a form suitable to us and received at our administrative address. Once recorded, the change will be effective as of the date signed. A change will revoke any prior designation of the beneficiary. We reserve the right to require the policy for endorsement of the change of beneficiary designation.

If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. If no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

In addition to changes in ownership or beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your beneficiaries.

Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your beneficiary designations, including addresses, if and as they change.

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Assignment

Any assignment of the policy will not be binding on us unless it is in writing on a form suitable to us and is received at our administrative mailing address. We will not be responsible for the validity of any assignment, and reserve the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

Reports and Records

All accounts, books, records and other documents which are required to be maintained for the separate account are maintained by us or by third parties responsible to Lincoln Life. We will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surrender value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered.

In addition, we will provide to policyowners semiannually, or otherwise as may be required by regulations under the 1940 Act, a report containing information about the operations of the funds.

Policy owners will receive statements of significant transactions such as: changes in specified amount or death benefit option; transfers among subaccounts; premium payments; loans and repayment of loans; reinstatement; and termination.

We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the separate account. No separate charge against the assets of the separate account is made by us for this service.

Projection of Benefits and Values

At the owner's request, we will provide a report to the owner which shows projected future results. The request must be in writing to our administrative mailing address on a form suitable to us. The report will be comparable in format to those shown in Appendix D and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or us. A reasonable fee may be charged for this projection.

Postponement of Payments

Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever:

(i)  The New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

(ii)  the Commission by order permits postponement for the protection of owners; or

(iii)  an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practical to determine the value of the Separate Account's net assets.

Transfers may also be postponed under such circumstances.

Requests for surrenders or policy loans of policy values representing premiums paid by check may be delayed until such time as the check has cleared the owner's bank.

Riders

The availability of the riders listed below is subject to approval by the Insurance Department of the state in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the

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application. The underwriting and issue procedures are subject to change without notice. In our discretion, we may offer additional riders that may alter the benefits or charges in your policy. Riders may have tax consequences. Adding a term insurance rider may diminish the policy value of your base policy or of other riders. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Term insurance is less costly for you to purchase. If term insurance is purchased, there is no increase in the cash value of your policy.

Term Rider for Covered Insured. The spouse and/or children of the Primary Insured may be added as an Other Insured on the base plan. Likewise, other individuals can be added as an Other Insured. The Term Rider for Covered Insured is a term rider available for issue ages 0 to 80 and the cost of insurance is deducted monthly for this benefit. Up to three such riders may be added to a base policy. The maximum amount which may be issued on any rider equals the amount of coverage on the policy multiplied times 19. The minimum amount is $10,000 for each Other Insured.

Children's Term Rider. The Children's Term Rider is a term rider available for children (natural, adopted, or stepchild) of the Primary Insured. Children 15 days to age 24 inclusive are covered. The rider is available in units of $1,000 with a minimum of $2,000 and a maximum of $20,000 per any one family. The cost of insurance for this rider is deducted monthly.

Guaranteed Insurability Rider. This rider is available for issue ages 0 to 40 and it is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. This rider allows the Covered Insured to purchase, without evidence of insurability, additional insurance on the option dates, or alternate option dates. It can be purchased in units of $1,000, with a minimum amount of $10,000 and a maximum amount of $100,000 or the specified amount, if less. Total amount of options exercised may not exceed five times the option amount. There are eight regular option dates, beginning at age 25, every three years thereafter, and the last option is at age 46. An alternate option date will occur three months after marriage, birth of a child, or adoption of a child. Exercising an alternate option date eliminates the next regular option date. This rider is not available for substandard risks. The cost of insurance for this rider is deducted monthly from the policy value.

Accidental Death Benefit Rider. This rider is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. The Accidental Death Benefit Rider provides an additional life insurance benefit in the case of accidental death. It is available for ages 5 through 69. The minimum amount which can be purchased is $10,000 and the maximum amount is two times the specified amount on the Covered Insured, not to exceed a total of $350,000 in all policies, in all companies, for that insured. The cost of insurance for this rider is deducted monthly from the policy value.

Waiver of Cost of Insurance Rider. This rider is available for ages 5 through 64. It waives the total cost of insurance for the policy, the monthly charge, and the cost of any additional benefit riders, after the Primary Insured has been totally disabled for six consecutive months and the claim for total disability has been approved. The cost of insurance for this rider is deducted monthly from the policy value.

Disability Benefit Payment Rider. This rider is available for ages 5 through 64. If the Covered Insured (Primary Insured or other insureds) under this rider has been totally disabled for six consecutive months, and the claim for total disability has been approved, a disability benefit amount will be paid as a premium to the policy. The minimum benefit which can be selected is $50 per month. The maximum is two times the planned periodic premium. The cost of insurance for this rider is deducted monthly from the policy value.

Convalescent Care Benefit Rider. This rider may be available in several forms which differ by the amount and duration of benefit payments and also by the conditions required to receive benefit payments. The rider is available

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for the Primary Insured only and its availability may stipulate certain minimum or maximum policy specified amounts. The rider provides benefit payments when the health of the insured is such that covered convalescent care services are necessary. The cost of insurance for this rider is deducted monthly from the policy value.

Contingent Option Rider. The Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability upon the death of the designated person (the option life). Available to issue ages 20 through 80. The cost of insurance for this rider is based on the Contingent Option Amount and is deducted monthly from the policy value.

Retirement Option Rider. The Retirement Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability within 60 days after a specific date (the option date). The option date, determined at the issue of the rider, may be the owner's anticipated retirement date or some other date after which additional insurance may be needed. Available to issue ages 20 through 70. The cost of insurance for this rider is based on the Retirement Option Amount and is deducted monthly from the policy value.

Accelerated Benefit Election Rider. This rider gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the Rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. This rider is available to issue ages 0 through 80. There is no cost of insurance for this rider, but an administrative expense charge is payable upon application for benefits.

Distribution of the Policies and Compensation

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc, ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.

The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year premium and 5% of all other premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on accumulation value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products

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the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers," who control access to certain selling offices for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.

Advertising and Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the policy and do not refer to the performance of the policy, or any separate account including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best and Standard & Poor's, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.

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Tax Issues

Introduction. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift, and generation-skipping transfer taxes, or any state and local income, estate, and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of federal and state tax rules to your individual situation.

Taxation of Life Insurance Contracts in General

Tax status of the policy. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, under the guideline premium test, which provides for a maximum amount of premium paid depending on the insured's age, gender and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with U.S. Treasury Department ("Treasury") regulations, and (2) we, rather than the you, are considered the owner of the assets of the Separate Account for Federal income tax purposes. The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the Treasury regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

38

If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in the your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a MEC for Federal income tax purposes.

Policies which are MECs

Characterization of a Policy as a Modified Endowment Contract ("MEC"). A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of Section 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which a policy may become a MEC include a material change to the policy (within the meaning of tax law), a policy lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in death benefit during the first seven policy years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Additional Taxes Payable on Withdrawals. A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.

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Policies which are not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of a withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required By the Tax Law in the First 15 Policy Years. Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

Other Considerations

Insured lives past age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and death benefit option 1 is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. In such a case, we believe the policy would continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the accumulation value in the year the insured attains age 100.

Compliance With the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

Disallowance of Interest Deductions. Interest on policy loan indebtedness is not deductible. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20-percent owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain

40

notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Unearned Income Medicare Contribution. Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your policy, but does not apply to any lump sum distribution, full surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from the policy are subject to this tax.

Changes in the Policy and Changes in the Law. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Reportable Policy Sales. Section 6050Y, added to the Code on December 22, 2017, imposes information reporting requirements on the acquirer and issuer in the case of the acquisition, or notice of the acquisition, of an existing life insurance contract in a reportable policy sale. In addition, there is a new reporting requirement on each person who makes a payment of reportable death benefits. A reportable policy sale means the acquisition of an interest in a life insurance contract, directly or indirectly, where the acquirer has no substantial family, business, or financial relationship with the insured apart from the acquirer's interest in such life insurance contract. A reportable death benefit means the amount paid by reason of the death of the insured under a life insurance contract that has been transferred in a reportable policy sale. These new reporting requirements are effective for reportable policy sales that occur after December 31, 2017, and for reportable death benefits paid after December 31, 2017.

In Notice 2018-41, the IRS announced its intention to issue proposed regulations providing guidance to assist taxpayers in complying with the new information reporting obligations under Section 6050Y. In the Notice, the IRS also announced that for reportable policy sales and payments of reportable death benefits occurring after December 31, 2017, and before the date final regulations under Section 6050Y are published, it intends to allow additional time after the date final regulations are published to file the returns and furnish the written statements required by Section 6050Y.

Tax Status of Lincoln Life

Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal Law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account.

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We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.

Voting Rights

The funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our subaccount invested in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares. If the 1940 Act or any other regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

Will we notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We calculate the number of votes for which you may instruct us based on the amount you have allocated to that subaccount, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the funds, and those votes may affect the outcome.

Each fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each policy owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though policy owners may choose not to provide voting instructions, the shares of the fund to which such policy owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such policy owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of policy owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the fund which it owns at a meeting of the shareholders of the fund, all shares voted by the company will be counted when the fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

State Regulation of Lincoln Life and the Separate Account

Lincoln Life, a stock life insurance company organized under the laws of Indiana, is subject to regulation by the Indiana Department of Insurance ("Department"). An annual statement is filed with the Department on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of

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December 31 of the preceding year. Periodically, the Department examines the liabilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Department at least once every five years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

Safekeeping of the Separate Account's Assets

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount. Lincoln maintains a fidelity bond issued by AIG with a limit of $15,000,000 for a single loss and $30,000,000 in the aggregate.

The funds do not issue certificates. Thus, we hold the Separate Account's assets in an open account in lieu of stock certificates.

Legal Proceedings

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Unclaimed Property

We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.

Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise the Lincoln Life Flexible Premium Variable Life Account G, as of

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December 31, 2018, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 as set forth in their reports, which are included in this Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Experts

Actuarial matters included in this Prospectus have been examined by Thomas Mylander, FSA, MAAA, as stated in the Actuarial Opinion filed as an exhibit to this Registration Statement.

Legal matters in connection with the policies described herein are being passed upon by Scott C. Durocher as stated in the Opinion of Counsel filed as an exhibit to this Registration Statement.

Officers and Directors of the Lincoln National Life Insurance Company

Name, Address and Position(s) with Registrant	Principal Occupations Last Five Years
Randal J. Freitag Executive Vice President, Chief Financial Officer and Director Radnor Financial Center 150 Radnor Chester Road Radnor, PA 19087

Executive Vice President, Chief Financial Officer & Director The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, and Lincoln Life & Annuity Company of New York [2/1/11-present], Executive Vice President and Chief Financial Officer, Lincoln National Corporation [1/1/11-present]. Formerly: Chief Risk Officer, Lincoln National Corporation and The Lincoln National Life Insurance Company [7/2/07-4/1/11], Senior Vice President, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York [7/2/07-2/1/11], Treasurer, Lincoln National Corporation [7/2/07-10/29/09].

Jeffrey D. Coutts, Senior Vice President and Treasurer, Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA, 19087

Senior Vice President and Treasurer, Lincoln National Corporation, First Penn-Pacific Life Insurance Company [January 23, 2012-present], Senior Vice President, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York [May 1, 2011-present], Treasurer, The Lincoln National Life Insurance company and Lincoln Life & Annuity Company of New York [January 23, 2012-present]. Formerly: Vice President, The Lincoln National Life Insurance company and Lincoln Life & Annuity Company of New York [April 2, 2007-May 1, 2011] and Vice President, Jefferson Pilot Financial Insurance Company and Jefferson-Pilot Life Insurance Company [until 2007]

Dennis R. Glass President and Director Radnor Financial Center 150 Radnor Chester Road Radnor, PA 19087

President and Director [2006-present], The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and First Penn-Pacific Life Insurance Company; Director, President and Chief Executive Officer Lincoln National Corporation [2007-present]. Formerly: President, Chief Executive Officer, Executive Vice President, Chief Financial Officer, Treasurer [1993-2007] Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company.

Ellen G. Cooper Executive Vice President, Chief Investment Officer and Director Radnor Financial Center 150 Radnor Chester Road Radnor, PA 19087

Executive Vice President, Chief Investment Officer & Director, The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company, and Lincoln Life & Annuity Company of New York [8/20/2012-present], Executive Vice President and Chief Investment Officer, Lincoln National Corporation [8/6/2012-present]. Formerly Managing Director Goldman Sachs Asset Management [7/2008-8/2012], Chief Risk Officer, Aegon USA [5/2006-6/2008].

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Name, Address and Position(s) with Registrant	Principal Occupations Last Five Years
Keith J. Ryan Vice President and Director 1300 South Clinton Street Fort Wayne, IN 46801

Vice President and Director [2007-present], The Lincoln National Life Insurance Company, First Penn-Pacific Life Insurance Company. Vice President, Lincoln Life & Annuity Company of New York [2011-present] Formerly: Manager of Life Accounting, Director of Managed Care, Director, Business Controls, Chief Financial Officer, The Lincoln National Life Insurance Company.

Leon E. Roday EVP, General Counsel and Director 150 N. Radnor Chester Road Radnor, PA 19087

Executive Vice President: Lincoln National Corporation (eff 12-14-18), Lincoln Life & Annuity Company of New York (eff 1-29-19). Director, Executive Vice President & General Counsel: The Lincoln National Life Insurance Company (eff 1-29-19), First Penn-Pacific Life Insurance Company (eff 1-29-19). Former positions held during past 5 years: Genworth Financial, Inc./GE Financial Assurance: Executive Vice President, General Counsel and Secretary.

Wilford H. Fuller EVP and Director 130 N. Radnor Chester Road Radnor, PA 19087

Executive Vice President: Lincoln National Corporation (eff. 3/1/11), The Lincoln National Life Insurance Company (eff. 3/1/11) President and Chief Executive Officer: LFD Insurance Agency, Limited Liability Company (eff. 2/13/09), Lincoln Financial Distributors, Inc. (eff. 2/13/09) Director: Lincoln Financial Distributors, Inc.(eff. 2/13/09), LFD Insurance Agency, Limited Liability Company (eff. 2/13/09), Lincoln Investment Advisors Corporation (eff. 2/25/13), Jefferson-Pilot Investments, Inc. (eff. 4/15/15), The Lincoln National Life Insurance Company (eff 4/30/15), First Penn-Pacific Life Ins. Co. (eff. 4/30/15) Former positions held during the past 5 years: Director: Lincoln Financial Securities Corporation (eff. 4/10/13-12/31/17)

Additional Information

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to such registration statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

You may review or copy this prospectus or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0102.

This prospectus with the funds prospectuses are also available on our Internet site, www.LincolnFinancial.com/investor.

Lincoln Life Flexible Premium Variable Life Account G
1933 Act Registration No. 033-22740
1940 Act Registration No. 811-05585

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Appendix A

BASE MINIMUM PREMIUMS
PER $1,000 OF SPECIFIED AMOUNT*
MALE (OR UNISEX), AGE ON POLICY DATE

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

Age	Prf NS	Std NS	Prf SM	Std SM	Age	Prf NS	Std NS	Prf SM	Std SM
0	**	3.62	**	**
1		2.12			41	8.33	8.81	11.82	12.18
2		2.12			42	8.80	9.28	12.88	13.24
3		2.12			43	9.17	9.77	13.81	14.29
4		2.12			44	9.69	10.29	15.17	15.53
5		2.12			45	10.12	10.84	16.46	16.94
6		2.12			46	10.59	11.43	17.58	18.18
7		2.12			47	11.34	12.18	18.69	19.41
8		2.13			48	11.98	13.06	20.10	20.82
9		2.21			49	12.86	13.94	21.52	22.24
10		2.31			50	13.80	15.00	22.98	23.82
11		2.41			51	14.92	16.24	24.75	25.59
12		2.65			52	16.03	17.47	26.57	27.53
13		3.00			53	17.27	18.71	28.74	29.82
14		3.18			54	18.73	20.29	31.04	32.12
15		3.35			55	20.26	22.06	33.39	34.59
16	3.59	3.71	4.29	4.41	56	21.90	23.82	35.66	36.98
17	3.94	4.06	4.64	4.76	57	23.72	25.76	36.62	38.06
18	4.12	4.24	4.82	4.94	58	25.72	27.88	37.59	39.15
19	4.12	4.24	4.82	4.94	59	27.78	30.18	38.68	40.36
20	4.12	4.24	5.00	5.12	60	30.13	32.65	39.90	41.70
21	4.12	4.24	5.05	5.29	61	32.83	35.47	41.25	43.17
22	4.12	4.24	5.05	5.29	62	34.55	37.43	42.79	44.83
23	4.12	4.24	5.23	5.47	63	35.58	38.70	44.46	46.74
24	4.12	4.24	5.41	5.65	64	36.80	40.04	46.01	48.65
25	4.12	4.24	5.41	5.65	65	38.03	41.51	47.93	50.57
26	4.17	4.29	5.41	5.65	66	39.32	43.04	49.73	52.61
27	4.36	4.48	5.41	5.65	67	40.80	44.64	51.53	54.65
28	4.57	4.69	5.41	5.65	68	42.34	46.42	53.46	56.82
29	4.78	4.90	5.60	5.84	69	44.08	48.40	55.58	59.18
30	5.01	5.13	5.94	6.18	70	46.07	50.51	57.83	61.67
31	5.26	5.38	6.18	6.42	71	48.06	52.74	60.20	64.28
32	5.52	5.64	6.50	6.74	72	50.55	55.23	62.77	67.09
33	5.80	5.92	6.84	7.08	73	53.11	58.03	65.66	70.22
34	6.09	6.21	7.20	7.44	74	56.43	61.35	68.93	73.85
35	6.40	6.52	7.58	7.82	75	60.02	65.18	72.89	77.81
36	6.73	6.85	7.99	8.23	76	63.97	69.13	77.15	81.83
37	7.08	7.20	8.42	8.66	77	68.06	73.22	81.16	85.72
38	7.21	7.57	9.11	9.35	78	72.51	77.55	85.35	89.55
39	7.60	7.96	9.88	10.24	79	77.69	82.37	89.73	93.57
40	8.02	8.38	10.76	11.12	80	83.61	87.93	94.48	97.84

*  To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

**  This classification is not available below the age of 16.

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Appendix A

BASE MINIMUM PREMIUMS
PER $1,000 OF SPECIFIED AMOUNT*
FEMALE, AGE ON POLICY DATE

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

Age	Prf NS	Std NS	Prf SM	Std SM	Age	Prf NS	Std NS	Prf SM	Std SM
0	**	2.98	**
1		1.76			41	7.06	7.42	9.29	9.53
2		1.76			42	7.43	7.79	9.88	10.24
3		1.76			43	7.70	8.18	10.58	10.94
4		1.76			44	7.99	8.59	11.64	12.00
5		1.76			45	8.42	9.02	12.70	13.06
6		1.76			46	8.76	9.48	13.46	13.94
7		1.76			47	9.24	9.96	14.34	14.82
8		1.76			48	9.63	10.47	15.28	15.88
9		1.83			49	10.06	11.02	16.52	17.12
10		1.90			50	10.69	11.65	17.75	18.35
11		1.98			51	11.57	12.53	19.04	19.76
12		2.12			52	12.33	13.41	20.46	21.18
13		2.15			53	13.21	14.29	21.75	22.59
14		2.24			54	14.15	15.35	23.16	24.00
15		2.33			55	14.92	16.24	24.57	25.41
16	2.30	2.42	2.76	2.88	56	15.62	16.94	25.69	26.65
17	2.40	2.52	2.88	3.00	57	16.38	17.82	26.92	27.88
18	2.51	2.63	2.06	3.18	58	17.15	18.71	28.04	29.12
19	2.62	2.74	3.13	3.25	59	18.03	19.59	29.27	30.35
20	2.73	2.85	3.28	3.40	60	19.26	20.82	31.04	32.12
21	2.85	2.97	3.43	3.55	61	20.73	22.41	33.21	34.41
22	2.98	3.10	3.58	3.70	62	22.73	24.53	35.60	36.92
23	3.12	3.24	3.74	3.86	63	25.08	27.00	36.75	38.19
24	3.25	3.37	3.92	4.04	64	27.61	29.65	37.97	39.53
25	3.41	3.53	4.10	4.22	65	30.19	32.47	39.19	40.87
26	3.56	3.68	4.29	4.41	66	32.72	35.12	40.35	42.15
27	3.73	3.85	4.49	4.61	67	34.52	37.04	41.38	43.42
28	3.90	4.02	4.71	4.83	68	35.42	38.06	42.54	44.70
29	4.09	4.21	4.93	5.05	69	36.64	39.28	43.82	46.10
30	4.28	4.40	5.17	5.29	70	37.86	40.74	45.43	47.83
31	4.37	4.61	5.42	5.54	71	39.59	42.47	47.29	49.93
32	4.59	4.83	5.69	5.81	72	41.39	44.51	49.48	52.36
33	4.82	5.06	5.97	6.09	73	43.63	46.87	51.98	55.10
34	5.06	5.30	6.27	6.39	74	46.38	49.74	54.99	58.35
35	5.32	5.56	6.58	6.70	75	49.58	53.18	58.70	62.18
36	5.59	5.83	6.79	7.03	76	53.16	56.88	62.66	66.14
37	5.76	6.12	7.14	7.38	77	57.06	60.78	66.73	70.09
38	6.06	6.42	7.50	7.74	78	61.33	65.05	71.06	74.30
39	6.38	6.74	7.88	8.12	79	66.30	69.90	75.89	78.89
40	6.71	7.07	8.58	8.82	80	71.98	75.58	81.17	83.93

*  To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100.00 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

**  This classification is not available below the age of 16.

47

Appendix B

SURRENDER CHARGES
PER $1,000 OF SPECIFIED AMOUNT
MALE (OR UNISEX), AGE ON POLICY DATE*

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

Age	Prf NS	Std NS	Prf SM	Std SM	Age	Prf NS	Std NS	Prf SM	Std SM
0	**	3.20	**	**
1		2.54			41	9.98	10.56	14.18	14.60
2		2.54			42	10.54	11.12	15.44	15.88
3		2.54			43	11.00	11.72	16.56	17.14
4		2.54			44	11.62	12.34	18.20	18.62
5		2.54			45	12.14	13.00	19.74	20.32
6		2.54			46	12.70	13.72	21.08	21.80
7		2.54			47	13.60	14.60	22.42	23.28
8		2.54			48	14.36	15.66	24.12	24.98
9		2.64			49	15.42	16.72	25.82	26.68
10		2.76			50	16.56	18.00	27.58	28.58
11		2.88			51	17.90	19.48	29.68	30.70
12		3.16			52	19.22	20.96	31.88	33.02
13		3.60			53	20.72	22.44	34.48	35.78
14		3.80			54	22.48	24.34	37.24	38.54
15		4.02			55	24.30	26.46	40.06	41.50
16	4.30	4.44	5.14	5.28	56	26.28	28.58	42.78	44.00
17	4.72	4.86	5.56	5.70	57	28.46	30.90	43.94	44.00
18	4.94	5.08	5.78	5.92	58	30.86	33.46	44.00	44.00
19	4.94	5.08	5.78	5.92	59	33.32	36.20	44.00	44.00
20	4.94	5.08	5.98	6.14	60	36.14	39.16	44.00	44.00
21	4.94	5.08	6.06	6.34	61	39.38	42.56	44.00	44.00
22	4.94	5.08	6.06	6.34	62	41.44	44.00	44.00	44.00
23	4.94	5.08	6.26	6.56	63	42.70	44.00	44.00	44.00
24	4.94	5.08	6.48	6.76	64	44.00	44.00	44.00	44.00
25	4.94	5.08	6.48	6.76	65	44.00	44.00	44.00	44.00
26	5.00	5.14	6.48	6.76	66	44.00	44.00	44.00	44.00
27	5.22	5.38	6.48	6.76	67	44.00	44.00	44.00	44.00
28	5.48	5.62	6.48	6.76	68	44.00	44.00	44.00	44.00
29	5.74	5.88	6.70	7.00	69	44.00	44.00	44.00	44.00
30	6.00	6.16	7.12	7.40	70	44.00	44.00	44.00	44.00
31	6.30	6.44	7.40	7.70	71	44.00	44.00	44.00	44.00
32	6.62	6.76	7.78	8.08	72	44.00	44.00	44.00	44.00
33	6.96	7.10	8.20	8.48	73	44.00	44.00	44.00	44.00
34	7.30	7.44	8.64	8.92	74	44.00	44.00	44.00	44.00
35	7.68	7.82	9.08	9.38	75	44.00	44.00	44.00	44.00
36	8.06	8.22	9.58	9.86	76	44.00	44.00	44.00	44.00
37	8.50	8.64	10.10	10.38	77	44.00	44.00	44.00	44.00
38	8.64	9.08	10.92	11.22	78	44.00	44.00	44.00	44.00
39	9.12	9.54	11.84	12.28	79	44.00	44.00	44.00	44.00
40	9.62	10.04	12.90	13.34	80	44.00	44.00	44.00	44.00

+  In the first policy year, the applicable surrender charge will be one-half of the surrender charge listed above.

*  For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and in the first year after the increase will be one-fourth of the corresponding surrender charge listed above, and in subsequent years will be one-half that of the corresponding surrender charge listed above.

**  This classification is not available below the age of 16.
48

Appendix B

SURRENDER CHARGES
PER $1,000 OF SPECIFIED AMOUNT
FEMALE, AGE ON POLICY DATE*

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

Age	Prf NS	Std NS	Prf SM	Std SM	Age	Prf NS	Std NS	Prf SM	Std SM
0	**	2.64	**	**
1		2.10			41	8.46	8.90	11.14	11.42
2		2.10			42	8.90	9.34	11.84	12.28
3		2.10			43	9.22	9.80	12.68	13.12
4		2.10			44	9.58	10.30	13.96	14.40
5		2.10			45	10.10	10.82	15.24	15.66
6		2.10			46	10.50	11.36	16.14	16.72
7		2.10			47	11.08	11.94	17.20	17.78
8		2.10			48	11.56	12.56	18.34	19.06
9		2.18			49	12.06	13.22	19.82	20.54
10		2.28			50	12.82	13.96	21.30	22.02
11		2.38			51	13.88	15.02	22.84	23.70
12		2.54			52	14.80	16.08	24.54	25.40
13		2.56			53	15.84	17.14	26.08	27.10
14		2.68			54	16.98	18.42	27.78	28.80
15		2.78			55	17.90	19.48	29.48	30.48
16	2.76	2.90	3.30	3.44	56	18.74	20.32	30.82	31.96
17	2.88	3.02	3.44	3.60	57	19.66	21.38	32.30	33.46
18	3.00	3.14	3.66	3.80	58	20.56	22.44	33.64	34.94
19	3.14	3.28	3.76	3.90	59	21.62	23.50	35.12	36.42
20	3.28	3.42	3.92	4.06	60	23.10	24.98	37.24	38.54
21	3.42	3.56	4.10	4.24	61	24.88	26.88	39.84	41.28
22	3.56	3.72	4.28	4.44	62	27.26	29.42	42.70	44.00
23	3.74	3.88	4.48	4.62	63	30.08	32.40	44.00	44.00
24	3.90	4.04	4.70	4.84	64	33.12	35.56	44.00	44.00
25	4.08	4.22	4.90	5.06	65	36.22	38.96	44.00	44.00
26	4.26	4.42	5.14	5.28	66	39.26	42.14	44.00	44.00
27	4.46	4.62	5.38	5.52	67	41.42	44.00	44.00	44.00
28	4.68	4.82	5.64	5.78	68	42.50	44.00	44.00	44.00
29	4.90	5.04	5.92	6.06	69	43.96	44.00	44.00	44.00
30	5.14	5.28	6.20	6.34	70	44.00	44.00	44.00	44.00
31	5.24	5.52	6.50	6.64	71	44.00	44.00	44.00	44.00
32	5.50	5.78	6.82	6.96	72	44.00	44.00	44.00	44.00
33	5.78	6.06	7.16	7.30	73	44.00	44.00	44.00	44.00
34	6.06	6.36	7.52	7.66	74	44.00	44.00	44.00	44.00
35	6.38	6.66	7.90	8.04	75	44.00	44.00	44.00	44.00
36	6.70	7.00	8.14	8.42	76	44.00	44.00	44.00	44.00
37	6.90	7.34	8.56	8.84	77	44.00	44.00	44.00	44.00
38	7.26	7.70	9.00	9.28	78	44.00	44.00	44.00	44.00
39	7.64	8.08	9.46	9.74	79	44.00	44.00	44.00	44.00
40	8.04	8.48	10.30	10.58	80	44.00	44.00	44.00	44.00

+  In the first policy year, the applicable surrender charge will be one-half of the surrender charge listed above.

*  For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and in the first year after the increase will be one-fourth of the corresponding surrender charge listed above, and in subsequent years will be one-half that of the corresponding surrender charge listed above.

**  This classification is not available below the age of 16.

49

Appendix C

ILLUSTRATIONS OF POLICY VALUES

The following tables have been prepared to help show how values under the policy change with investment performance. The tables show Type 1 death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification were to be used or if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current Cost of Insurance Charges are deducted and that the current Mortality and Expense Risk Charge is deducted. Although the contract allows for maximum Cost of Insurance Charges specified in the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker tables and for a Maximum Mortality and Expense Risk Charge of .90% per year, Lincoln Life expects that it will continue to charge the current Cost of Insurance Charges and the illustrated current Mortality and Expense Risk Charge for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum Cost of Insurance Charges and the guaranteed Maximum Mortality and Expense Risk Charge were to be deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current Cost of Insurance Charges and lower current Mortality and Expense Risk Charge.

In each of the illustrations an assumed gross annual return is indicated. The gross annual return used in the illustrations is then reduced by the asset management charge (current average .48%), the mortality and expense risk charge (.80% current and .90% guaranteed), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (current average .04%) so that the actual numbers in the illustrations are net of expenses. Thus, a 12% gross annual return yields a net annual return of 10.68% using current charges and 10.58% using guaranteed charges. Similarly, gross annual returns of 6% and 0% yield net annual returns of 4.68% and -1.32% respectively using current charges and 4.58% and -1.42% respectively using guaranteed charges.

50

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
MALE ISSUE AGE 35
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$1,325 ANNUAL PREMIUM USING CURRENT CHARGES

End of Policy	Premiums Accumulated at 5% Interest	Death Benefit Assuming Hypothetical Gross Annual Investment Return of			Policy Value Assuming Hypothetical Gross Annual Investment Return of			Net Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of
Year	Per Year	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross
1	$1,391	$100,000	$100,000	$100,000	$994	$1,060	$1,127	$603	$669	$736
2	2,852	100,000	100,000	100,000	1,965	2,159	2,362	1,183	1,377	1,580
3	4,386	100,000	100,000	100,000	2,925	3,311	3,729	2,143	2,529	2,947
4	5,996	100,000	100,000	100,000	3,851	4,494	5,219	3,069	3,712	4,437
5	7,688	100,000	100,000	100,000	4,756	5,724	6,858	3,974	4,942	6,076
6	9,463	100,000	100,000	100,000	5,640	7,001	8,662	4,897	6,258	7,919
7	11,328	100,000	100,000	100,000	6,491	8,317	10,637	5,788	7,613	9,933
8	13,285	100,000	100,000	100,000	7,323	9,687	12,815	6,659	9,022	12,150
9	15,341	100,000	100,000	100,000	8,125	11,101	15,206	7,499	10,476	14,581
10	17,499	100,000	100,000	100,000	8,896	12,564	17,837	8,349	12,017	17,289
15	30,021	100,000	100,000	100,000	12,266	20,649	35,579	12,110	20,493	35,422
20	46,003	100,000	100,000	101,828	14,754	30,253	64,858	14,754	30,253	64,858
25	66,400	100,000	100,000	151,550	16,028	41,657	113,097	16,028	41,657	113,097
30	92,433	100,000	100,000	233,689	15,526	55,339	191,548	15,526	55,339	191,548

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

51

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
MALE ISSUE AGE 35
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$1,325 ANNUAL PREMIUM USING GUARANTEED CHARGES

End of Policy	Premiums Accumulated at 5% Interest	Death Benefit Assuming Hypothetical Gross Annual Investment Return of			Policy Value Assuming Hypothetical Gross Annual Investment Return of			Net Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of
Year	Per Year	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross
1	$1,391	$100,000	$100,000	$100,000	$988	$1,054	$1,120	$597	$663	$729
2	2,852	100,000	100,000	100,000	1,955	2,149	2,350	1,173	1,367	1,568
3	4,386	100,000	100,000	100,000	2,899	3,283	3,698	2,117	2,501	2,916
4	5,996	100,000	100,000	100,000	3,818	4,458	5,177	3,036	3,676	4,395
5	7,688	100,000	100,000	100,000	4,714	5,674	6,799	3,932	4,892	6,017
6	9,463	100,000	100,000	100,000	5,583	6,933	8,578	4,840	6,190	7,835
7	11,328	100,000	100,000	100,000	6,425	8,234	10,530	5,721	7,531	9,826
8	13,285	100,000	100,000	100,000	7,240	9,580	12,673	6,575	8,916	12,008
9	15,341	100,000	100,000	100,000	8,026	10,972	15,027	7,401	10,346	14,401
10	17,499	100,000	100,000	100,000	8,783	12,410	17,614	8,236	11,862	17,067
15	30,021	100,000	100,000	100,000	12,072	20,327	35,003	11,915	20,171	34,847
20	46,003	100,000	100,000	100,000	14,295	29,507	63,427	14,295	29,507	63,427
25	66,400	100,000	100,000	147,258	14,846	39,923	109,894	14,846	39,923	109,894
30	92,433	100,000	100,000	225,187	12,671	51,631	184,580	12,671	51,631	184,580

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, and 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln National or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

52

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
MALE ISSUE AGE 35
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$1,705 ANNUAL PREMIUM USING CURRENT CHARGES

End of Policy	Premiums Accumulated at 5% Interest	Death Benefit Assuming Hypothetical Gross Annual Investment Return of			Policy Value Assuming Hypothetical Gross Annual Investment Return of			Net Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of
Year	Per Year	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross
1	$1,790	$100,000	$100,000	$100,000	$1,277	$1,362	$1,448	$808	$893	$979
2	3,670	100,000	100,000	100,000	2,517	2,767	3,027	1,579	1,829	2,089
3	5,644	100,000	100,000	100,000	3,722	4,217	4,753	2,784	3,279	3,815
4	7,716	100,000	100,000	100,000	4,902	5,726	6,655	3,964	4,788	5,717
5	9,892	100,000	100,000	100,000	6,037	7,276	8,728	5,099	6,338	7,790
6	12,177	100,000	100,000	100,000	7,140	8,880	11,005	6,249	7,989	10,114
7	14,576	100,000	100,000	100,000	8,199	10,531	13,498	7,354	9,687	12,654
8	17,095	100,000	100,000	100,000	9,216	12,233	16,232	8,418	11,435	15,435
9	19,740	100,000	100,000	100,000	10,192	13,989	19,236	9,441	13,239	18,486
10	22,518	100,000	100,000	100,000	11,128	15,804	22,542	10,471	15,147	21,886
15	38,631	100,000	100,000	100,000	15,124	25,795	44,916	14,936	25,608	44,729
20	59,196	100,000	100,000	128,581	17,900	37,697	81,899	17,900	37,697	81,899
25	85,443	100,000	100,000	189,967	18,951	52,003	141,767	18,951	52,003	141,767
30	118,942	100,000	100,000	290,940	17,502	69,785	238,475	17,502	69,785	238,475

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

53

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
MALE ISSUE AGE 35
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$1,705 ANNUAL PREMIUM USING GUARANTEED CHARGES

End of Policy	Premiums Accumulated at 5% Interest	Death Benefit Assuming Hypothetical Gross Annual Investment Return of			Policy Value Assuming Hypothetical Gross Annual Investment Return of			Net Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of
Year	Per Year	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross
1	$1,790	$100,000	$100,000	$100,000	$1,244	$1,329	$1,413	$775	$860	$944
2	3,670	100,000	100,000	100,000	2,455	2,701	2,957	1,517	1,763	2,019
3	5,644	100,000	100,000	100,000	3,629	4,115	4,641	2,691	3,177	3,703
4	7,716	100,000	100,000	100,000	4,763	5,570	6,480	3,825	4,632	5,542
5	9,892	100,000	100,000	100,000	5,855	7,066	8,486	4,917	6,128	7,548
6	12,177	100,000	100,000	100,000	6,902	8,601	10,674	6,011	7,710	9,783
7	14,576	100,000	100,000	100,000	7,903	10,175	13,064	7,058	9,331	12,220
8	17,095	100,000	100,000	100,000	8,854	11,788	15,675	8,056	10,991	14,878
9	19,740	100,000	100,000	100,000	9,753	13,439	18,532	9,003	12,689	17,781
10	22,518	100,000	100,000	100,000	10,598	15,128	21,658	9,941	14,472	21,002
15	38,631	100,000	100,000	100,000	13,949	24,188	42,599	13,761	24,000	42,411
20	59,196	100,000	100,000	120,654	15,415	34,239	76,849	15,415	34,239	76,849
25	85,443	100,000	100,000	176,239	13,993	45,212	131,522	13,993	45,212	131,522
30	118,942	100,000	100,000	266,276	7,998	57,417	218,259	7,998	57,417	218,259

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

54

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
MALE ISSUE AGE 55
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$3,348 ANNUAL PREMIUM USING CURRENT CHARGES

End of Policy	Premiums Accumulated at 5% Interest	Death Benefit Assuming Hypothetical Gross Annual Investment Return of			Policy Value Assuming Hypothetical Gross Annual Investment Return of			Net Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of
Year	Per Year	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross
1	$3,515	$100,000	$100,000	$100,000	$2,343	$2,506	$2,669	$1,020	$1,183	$1,346
2	7,207	100,000	100,000	100,000	4,616	5,088	5,580	1,970	2,442	2,934
3	11,082	100,000	100,000	100,000	6,822	7,754	8,765	4,176	5,108	6,119
4	15,152	100,000	100,000	100,000	8,952	10,500	12,249	6,306	7,854	9,603
5	19,425	100,000	100,000	100,000	11,010	13,335	16,070	8,364	10,689	13,424
6	23,911	100,000	100,000	100,000	12,989	16,259	20,264	10,476	13,745	17,750
7	28,622	100,000	100,000	100,000	14,893	19,280	24,882	12,512	16,899	22,501
8	33,569	100,000	100,000	100,000	16,705	22,391	29,964	14,456	20,142	27,715
9	38,763	100,000	100,000	100,000	18,420	25,596	35,570	16,303	23,479	33,453
10	44,216	100,000	100,000	100,000	20,041	28,907	41,775	18,189	27,054	39,923
15	75,857	100,000	100,000	100,000	26,598	47,402	85,313	26,069	46,872	84,784
20	116,240	100,000	100,000	170,635	29,964	70,695	159,472	29,964	70,695	159,472
25	167,780	100,000	108,031	295,213	27,675	102,886	281,155	27,675	102,886	281,155
30	233,559	100,000	151,477	500,905	14,829	144,264	477,053	14,829	144,264	477,053

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown, the death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, and 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

55

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
MALE ISSUE AGE 55
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$4,358 ANNUAL PREMIUM USING CURRENT CHARGES

End of Policy	Premiums Accumulated at 5% Interest	Death Benefit Assuming Hypothetical Gross Annual Investment Return of			Policy Value Assuming Hypothetical Gross Annual Investment Return of			Net Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of
Year	Per Year	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross
1	$4,576	$100,000	$100,000	$100,000	$2,897	$3,104	$3,311	$822	$1,029	$1,236
2	9,381	100,000	100,000	100,000	5,699	6,296	6,919	1,549	2,146	2,769
3	14,426	100,000	100,000	100,000	8,401	9,576	10,853	4,251	5,426	6,703
4	19,723	100,000	100,000	100,000	11,018	12,968	15,174	6,868	8,818	11,024
5	25,285	100,000	100,000	100,000	13,547	16,476	19,927	9,397	12,326	15,777
6	31,125	100,000	100,000	100,000	15,982	20,103	25,165	12,039	16,160	21,222
7	37,257	100,000	100,000	100,000	18,319	23,858	30,953	14,584	20,123	27,218
8	43,696	100,000	100,000	100,000	20,554	27,750	37,369	17,026	24,222	33,842
9	50,456	100,000	100,000	100,000	22,675	31,783	44,497	19,355	28,463	41,177
10	57,555	100,000	100,000	100,000	24,679	35,972	52,448	21,774	33,067	49,543
15	98,741	100,000	100,000	126,854	33,050	60,240	109,357	32,220	59,410	108,527
20	151,306	100,000	100,343	218,118	38,413	93,779	203,848	38,413	93,779	203,848
25	218,394	100,000	145,768	377,010	39,120	138,827	359,058	39,120	138,827	359,058
30	304,018	100,000	203,249	639,098	32,659	193,571	608,664	32,659	193,571	608,664

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

56

VUL III

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
MALE ISSUE AGE 55
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$4,358 ANNUAL PREMIUM USING GUARANTEED CHARGES

End of Policy	Premiums Accumulated at 5% Interest	Death Benefit Assuming Hypothetical Gross Annual Investment Return of			Policy Value Assuming Hypothetical Gross Annual Investment Return of			Net Cash Surrender Value Assuming Hypothetical Gross Annual Investment Return of
Year	Per Year	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross	0% Gross	6% Gross	12% Gross
1	$4,576	$100,000	$100,000	$100,000	$2,451	$2,645	$2,838	$376	$570	$763
2	9,381	100,000	100,000	100,000	4,769	5,311	5,877	619	1,161	1,727
3	14,426	100,000	100,000	100,000	6,952	8,000	9,142	2,802	3,850	4,992
4	19,723	100,000	100,000	100,000	8,997	10,716	12,665	4,847	6,566	8,515
5	25,285	100,000	100,000	100,000	10,902	13,456	16,480	6,752	9,306	12,330
6	31,125	100,000	100,000	100,000	12,654	16,219	20,623	8,712	12,276	16,680
7	37,257	100,000	100,000	100,000	14,237	18,993	25,133	10,502	15,258	21,398
8	43,696	100,000	100,000	100,000	15,634	21,771	30,060	12,106	18,243	26,533
9	50,456	100,000	100,000	100,000	16,823	24,544	35,467	13,503	21,224	32,147
10	57,555	100,000	100,000	100,000	17,787	27,308	41,435	14,882	24,403	38,530
15	98,741	100,000	100,000	100,000	18,726	41,245	84,626	17,896	40,415	83,796
20	151,306	100,000	100,000	172,212	9,575	55,959	160,946	9,575	55,959	160,946
25	218,394	0	100,000	299,130	0	73,870	284,886	0	73,870	284,886
30	304,018	0	111,158	502,511	0	105,865	478,582	0	105,865	478,582

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

57

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2018 and 2017

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of

The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2018 and 2017, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2018, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 13, 2019

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2018	2017
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2018 – $91,219; 2017 – $85,802)	$92,787	$93,340
Equity securities (cost: 2017 – $247)	-	246
Trading securities	1,869	1,533
Equity securities	99	-
Mortgage loans on real estate	13,190	10,662
Real estate	11	11
Policy loans	2,491	2,379
Derivative investments	1,081	845
Other investments	1,951	2,006
Total investments	113,479	111,022
Cash and invested cash	1,848	947
Deferred acquisition costs and value of business acquired	10,308	8,408
Premiums and fees receivable	568	394
Accrued investment income	1,087	1,052
Reinsurance recoverables	19,826	6,515
Reinsurance related embedded derivatives	188	-
Funds withheld reinsurance assets	563	598
Goodwill	1,782	1,368
Other assets	16,663	7,349
Separate account assets	132,833	144,219
Total assets	$299,145	$281,872

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$33,884	$22,063
Other contract holder funds	90,573	79,481
Short-term debt	288	10
Long-term debt	2,401	2,374
Reinsurance related embedded derivatives	-	51
Funds withheld reinsurance liabilities	4,860	4,348
Payables for collateral on investments	4,786	4,354
Other liabilities	13,201	6,527
Separate account liabilities	132,833	144,219
Total liabilities	282,826	263,427

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,237	10,713
Retained earnings	4,423	4,405
Accumulated other comprehensive income (loss)	659	3,327
Total stockholder’s equity	16,319	18,445
Total liabilities and stockholder’s equity	$299,145	$281,872

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2018	2017	2016
Revenues
Insurance premiums	$4,362	$3,018	$2,579
Fee income	5,733	5,369	5,171
Net investment income	4,844	4,760	4,631
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(7)	(18)	(141)
Portion of loss recognized in other comprehensive income	-	-	41
Net other-than-temporary impairment losses on securities recognized in earnings	(7)	(18)	(100)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(85)	(438)	(410)
Total realized gain (loss)	(92)	(456)	(510)
Amortization of deferred gain on business sold through reinsurance	4	18	69
Other revenues	507	439	403
Total revenues	15,358	13,148	12,343
Expenses
Interest credited	2,589	2,558	2,527
Benefits	6,144	4,818	4,247
Commissions and other expenses	4,583	3,967	4,005
Interest and debt expense	136	126	116
Strategic digitization expense	76	43	8
Impairment of intangibles	-	905	-
Total expenses	13,528	12,417	10,903
Income (loss) before taxes	1,830	731	1,440
Federal income tax expense (benefit)	257	(1,287)	267
Net income (loss)	1,573	2,018	1,173
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	(3,314)	1,547	692
Funded status of employee benefit plans	2	(2)	(1)
Total other comprehensive income (loss), net of tax	(3,312)	1,545	691
Comprehensive income (loss)	$(1,739)	$3,563	$1,864

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2018	2017	2016
Common Stock
Balance as of beginning-of-year	$10,713	$10,696	$10,677
Capital contributions from Lincoln National Corporation	500	-	-
Stock compensation/issued for benefit plans	24	17	19
Balance as of end-of-year	11,237	10,713	10,696

Retained Earnings
Balance as of beginning-of-year	4,405	3,342	3,118
Cumulative effect from adoption of new accounting standards	(644)	-	-
Net income (loss)	1,573	2,018	1,173
Dividends declared	(911)	(955)	(949)
Balance as of end-of-year	4,423	4,405	3,342

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	3,327	1,782	1,091
Cumulative effect from adoption of new accounting standards	644	-	-
Other comprehensive income (loss), net of tax	(3,312)	1,545	691
Balance as of end-of-year	659	3,327	1,782
Total stockholder’s equity as of end-of-year	$16,319	$18,445	$15,820

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2018	2017	2016
Cash Flows from Operating Activities
Net income (loss)	$1,573	$2,018	$1,173
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(108)	(17)	55
Trading securities purchases, sales and maturities, net	(120)	120	165
Change in premiums and fees receivable	(87)	34	(49)
Change in accrued investment income	(6)	19	8
Change in future contract benefits and other contract holder funds	1,105	(2,062)	(2,036)
Change in reinsurance related assets and liabilities	(1,233)	1,001	542
Change in accrued expenses	(99)	86	26
Change in federal income tax accruals	65	(1,502)	146
Realized (gain) loss	92	456	511
Amortization of deferred (gain) loss on business sold through reinsurance	(4)	(18)	(69)
Change in cash management agreement	329	(277)	(66)
Impairment of intangibles	-	905	-
Other	88	91	236
Net cash provided by (used in) operating activities	1,595	854	642

Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(12,406)	(9,887)	(10,791)
Sales of available-for-sale securities and equity securities	3,191	1,773	3,076
Maturities of available-for-sale securities	6,348	5,790	5,290
Purchase of common stock in acquisition, net of cash acquired	(1,410)	-	-
Sale of business, net	(12)	-	-
Purchases of alternative investments	(314)	(357)	(302)
Sales and repayments of alternative investments	178	184	238
Proceeds from affiliate transfer of alternative investments	-	66	-
Issuance of mortgage loans on real estate	(2,920)	(2,047)	(2,127)
Repayment and maturities of mortgage loans on real estate	1,048	1,145	877
Issuance and repayment of policy loans, net	20	49	91
Net change in collateral on investments, derivatives and related settlements	654	(374)	435
Other	(191)	(123)	(99)
Net cash provided by (used in) investing activities	(5,814)	(3,781)	(3,312)

Cash Flows from Financing Activities
Capital contributions from Lincoln National Corporation	500	-	-
Payment of long-term debt, including current maturities	(13)	(290)	(250)
Issuance of long-term debt, net of issuance costs	13	75	-
Issuance (payment) of short-term debt	278	(270)	190
Proceeds from sales leaseback transaction	88	62	85
Deposits of fixed account values, including the fixed portion of variable	13,616	10,775	10,030
Withdrawals of fixed account values, including the fixed portion of variable	(5,957)	(5,764)	(5,449)
Transfers to and from separate accounts, net	(2,469)	(1,787)	(1,308)
Common stock issued for benefit plans	(25)	(29)	(22)
Dividends paid	(911)	(955)	(949)
Net cash provided by (used in) financing activities	5,120	1,817	2,327

Net increase (decrease) in cash, invested cash and restricted cash	901	(1,110)	(343)
Cash, invested cash and restricted cash as of beginning-of-year	947	2,057	2,400
Cash, invested cash and restricted cash as of end-of-year	$1,848	$947	$2,057

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of two insurance company subsidiaries, Lincoln Life & Annuity Company of New York (“LLANY”) and Liberty Life Assurance Company of Boston (“Liberty Life” or “LLACB”).  We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  As discussed in Note 3, on May 1, 2018, LNC and LNL completed the acquisition of LLACB.  We use the equity method of accounting to recognize all of our investments in limited liability partnerships.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

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Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

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Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

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Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
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Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

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State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•	Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be other-than-temporary.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
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The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
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Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

As of January 1, 2018, equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.  Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares.  We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the equity security.  Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities.  When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset.  Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models.  The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.  We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectible are charged against the valuation allowance, and subsequent recoveries, if any, are credited to the valuation allowance.

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss may occur. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a specific valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  General valuation allowances are primarily based on loss history adjusted for current conditions.

Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses.  Our periodic evaluation of the adequacy of the valuation allowances is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate.  We believe all of the commercial loans in our portfolio share three primary risks:  borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a valuation allowance.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase a valuation allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate.  In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics.  Therefore, these pools of loans are collectively evaluated for inherent credit losses.  Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends.  These evaluations and assessments are revised as conditions change and new information becomes available, which can cause the valuation allowances to increase or decrease over time as such evaluations are revised.  Residential mortgage loan pools exclude loans that have been impaired as those loans are evaluated individually using the evaluation framework for specific valuation allowances described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming.  We generally define nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status.  There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We and our insurance subsidiaries enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Consolidated Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Consolidated Balance Sheets.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk.  This accounting treatment results in amounts paid or received by our insurance subsidiaries to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value of the reporting unit is greater than the reporting unit’s carrying value, then the carrying value of the reporting unit is deemed to be recoverable.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, assets under capital leases, guaranteed living benefit (“GLB”) reserves embedded derivatives, deferred losses on business sold through reinsurance and other prepaid expenses.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases, deferred gain on business sold through reinsurance and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.  Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and the value of distribution agreements (“VODA”) that were acquired through our business combination during 2018.  See Note 3 for more information regarding specifically identifiable intangible assets acquired.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Other assets includes deferred losses on business sold through reinsurance attributable to our 2012 and 2014 reinsurance transactions where we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Other liabilities includes a deferred gain on business sold through reinsurance attributable to our annuity reinsurance agreement with Athene Holding Ltd. (“Athene”) effective October 1, 2018.  We are recognizing the gain related to this transaction over the period over which the majority of account values are expected to run off, or 20 years.  During 2012 and 2013, we completed reinsurance transactions whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.  During 2009, we completed a reinsurance transaction whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC.  We are recognizing the gain related to this transaction over a period of 15 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well as the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

The liability for future claim reserves for long-term disability contracts for incurred and reported claims are calculated based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security.  Claim resolution rate assumptions and social security offsets are based on our actual experience.  The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities.  The incurred but not reported claim reserves are based on our experiences as to the reporting lags and ultimate loss experience.  Claim reserves are subject to revision as current claim experience and projections of future factors affecting claim experience change.  Claim reserves do not include a provision for adverse deviation.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2018 and 2017, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $56 million, $57 million and $59 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL’s short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, changes in the market value of our seed capital investments, and proceeds from reinsurance recaptures.  Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2016 through 2018 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers and all related amendments

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services and defines a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity’s performance obligation.  Although the standard and all related amendments supersede nearly all existing revenue recognition guidance under GAAP, the guidance does not amend the accounting for insurance and investment contracts recognized in accordance with ASC Topic 944, Financial Services – Insurance, leases, financial instruments and guarantees.

January 1, 2018

We adopted the standard and all related amendments using the modified retrospective method.  Our primary sources of revenue are recognized in accordance with ASC Topic 944, Financial Services – Insurance; as such, revenue within the scope of the new standard primarily includes commissions and advisory fees earned by our broker-dealer operation, as well as group protection administrative service fees.  The adoption did not have a material impact on our consolidated financial condition, results of operations, stockholder’s equity or cash flows.  There were no material changes in the timing or measurement of revenues based upon the guidance.  As a result, there is no cumulative effect on retained earnings.  For more information, see Note 21.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income in the period of the change in fair value.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  The guidance does not apply to Federal Home Loan Bank (“FHLB”) stock.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.

January 1, 2018

At the time of adoption, we had equity securities classified as AFS with a total carrying value of $246 million.  We classified, prospectively, $110 million of equity securities within the scope of this ASU in a separate line on our Consolidated Balance Sheets.  The remaining securities, consisting of $136 million of FHLB stock, are classified in other investments on our Consolidated Balance Sheets and carried at cost.  The cumulative effect adjustment of adopting this ASU did not have a material impact on our consolidated financial condition or results of operations.

ASU 2018-02, Reclassification of Certain Tax Effects From Accumulated Other Comprehensive Income

These amendments require a reclassification from AOCI to retained earnings for stranded tax effects associated with the change in the federal corporate income tax rate in the Tax Cuts and Jobs Act (“Tax Act”) of 2017.  The amount of the reclassification is equal to the impact of the change in deferred taxes related to amounts recorded in AOCI resulting from the change in the statutory corporate tax rate from 35% to 21%.  Early adoption is permitted and retrospective application is required.

		January 1, 2018	We retrospectively reclassified $644 million of stranded tax effects from AOCI to retained earnings in the period of adoption.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-02, Leases and all related amendments

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

The adoption of this standard and related amendments will result in the recognition of approximately $200 million in right-of-use assets and lease liabilities on our Consolidated Balance Sheets as of January 1, 2019.  Comparative periods will continue to be measured and presented under historical guidance, and only the period of adoption will be subject to this ASU.  Additionally, there is not a significant difference in our pattern of lease expense recognition under this ASU, and there is no impact on cash flows.

ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities

These amendments require an entity to shorten the amortization period for certain callable debt securities held at a premium so that the premium is amortized to the earliest call date.  Early adoption is permitted, and the ASU requires adoption under a modified retrospective basis through a cumulative effect adjustment to the beginning balance of retained earnings.

		January 1, 2019	We do not expect the adoption of this guidance to have a material impact on our consolidated financial condition and results of operations.
ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities

These amendments change both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.  These amendments retain the threshold of highly effective for hedging relationships, remove the requirement to bifurcate between the portions of the hedging relationship that are effective and ineffective, record hedge item and hedging instrument results in the same financial statement line item, require quantitative assessment initially for all hedging relationships unless the hedging relationship meets the definition of either the shortcut method or critical terms match method and allow the contractual specified index rate to be designated as the hedged risk in a cash flow hedge of interest rate risk of a variable rate financial instrument.  These amendments also eliminate the benchmark interest rate concept for variable rate instruments.  Early adoption is permitted.

		January 1, 2019	We do not expect the adoption of this guidance to have a material impact on our consolidated financial condition and results of operations.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations, with a primary focus on our fixed maturity securities, mortgage loans and reinsurance recoverables.

ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC.  Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary.  They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits.  The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value.  The ASU provides various transition methods by topic that entities may elect upon adoption.  Early adoption is permitted.

		January 1, 2021	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Acquisition

As previously announced, on May 1, 2018, we completed the acquisition of 100% of the capital stock of Liberty Life, which operates a group benefits business (“Liberty Group Business”) and individual life and individual and group annuity business (the “Liberty Life Business”), from Liberty Mutual Insurance Company in a transaction accounted for under the acquisition method of accounting pursuant to Business Combinations Topic 805 (“Topic 805”).  The acquisition enables us to increase our market share within the group protection marketplace.

In connection with the acquisition and pursuant to the Master Transaction Agreement (“MTA”), dated January 18, 2018, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 22, 2018, Liberty Life sold the Liberty Life Business on May 1, 2018, by entering into reinsurance agreements and related ancillary documents (including administrative services agreements and transition services agreements) with Protective Life Insurance Company and its wholly-owned subsidiary, Protective Life and Annuity Insurance Company (together with Protective Life Insurance Company, “Protective”), providing for the reinsurance and administration of the Liberty Life Business.

Liberty Life’s excess capital of $1.8 billion was paid to Liberty Mutual Insurance Company through an extraordinary dividend at the acquisition date.  We paid $1.5 billion of cash to Liberty Mutual Insurance Company to acquire the Liberty Group Business.

We recognized $85 million of acquisition-related costs, pre-tax, for the year ended December 31, 2018.  These costs are included in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

The acquisition date fair values of certain assets and liabilities, including future contract benefits, intangible assets and related weighted average expected lives, commercial mortgage loans, reinsurance recoverables and deferred income taxes, are provisional and subject to revision within one year of the acquisition date.  Since the May 1, 2018 acquisition date, we have adjusted provisional assets acquired by $(5) million and provisional liabilities acquired by $27 million for an increase in provisional goodwill of $32 million.  Under the terms of the MTA, a final balance sheet will be agreed upon at a later date.  As such, our estimates of fair values are pending finalization, which may result in adjustments to goodwill.  The following table presents the preliminary fair values (in millions) of the net assets acquired related to the Liberty Group Business as of December 31, 2018:

Preliminary
Fair Value
Assets
Investments	$2,493
Mortgage loans on real estate	658
Cash and invested cash	107
Reinsurance recoverables	76
Premiums and fees receivable	83
Accrued investment income	24
Other intangible assets acquired	640
Other assets acquired	142
Separate account assets	99
Total assets acquired	$4,322

Liabilities
Future contract benefits	$2,930
Other contract holder funds	46
Other liabilities acquired	144
Separate account liabilities	99
Total liabilities assumed	$3,219

Net identifiable assets acquired	$1,103
Goodwill	414
Net assets acquired	$1,517

Identifiable Intangible Assets

The following table presents the fair value of identifiable intangible assets acquired (dollars in millions):

		Weighted-
		Average
		Amortization
	Fair Value	Period
VOCRA	$576	20
VODA	31	13
VOBA	30	3
Insurance licenses	3	N/A
Total identifiable intangible assets	$640

VOCRA and VODA are included in other assets on our Consolidated Balance Sheets and reflect the estimated fair value of these intangible assets related to the Liberty Group Business as of May 1, 2018.  The value of the identifiable intangible assets was estimated using a discounted cash flow method.  Significant inputs to the valuation models include estimates of expected premiums, persistency rates, investment returns, claim costs, expenses and discount rates based on a weighted average cost of capital.  The carrying values of VOCRA and VODA are amortized using a straight-line method and reviewed at least annually for indicators of impairment in value that are other-than-temporary.

For information on VOBA, see Notes 1 and 8.

The value of insurance licenses acquired was estimated using the comparable transaction method under the market approach based on arms-length transactions in which certificate authority companies with life and health insurance licenses were purchased.  The value of insurance licenses has an indefinite useful life.

Goodwill

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from assets acquired and liabilities assumed that could not be individually identified.  The goodwill recorded as part of the acquisition is attributable to expected synergies and other benefits that management believes will result from the acquisition, including an increase in distribution strength.  The goodwill resulting from the acquisition was allocated to the Group Protection segment.  The goodwill is not expected to be deductible for income tax purposes.  For more information on goodwill, see Notes 1 and 10.

Future Contract Benefits

Unpaid claims acquired reflected within future contract benefits were recorded at estimated fair value.  The reserve discount rate was based on the investment yield of the assets acquired with adjustments for risk margin.  The actuarial classifications and methodologies were adjusted to be consistent with our accounting policies and reserve methodologies.

Financial Information

Since the acquisition date of May 1, 2018, the revenues and net income of the business acquired have been included in our Consolidated Statements of Comprehensive Income (Loss) in the Group Protection segment and were $1.5 billion and $36 million, respectively, for the period ended December 31, 2018.

The following unaudited pro forma condensed consolidated results of operations of the Company assume that the acquisition of Liberty Life was completed on January 1, 2017 (in millions):

	For the Years Ended
	December 31,
	2018	2017
Revenue	$16,097	$15,080

Net income	1,642	2,034

Pro forma adjustments include the revenue and net income of the acquired business for each period as well as amortization of identifiable intangible assets acquired and the fair value adjustment to acquired insurance reserves and investments.  Other pro forma adjustments include the impact of reflecting acquisition and integration costs and investment expenses directly attributable to the business combination in 2017 instead of in 2018.  Pro forma adjustments do not include retrospective adjustments to defer and amortize acquisition costs as would be recorded under our accounting policy.

Reinsurance

Pursuant to the reinsurance agreements, the Liberty Life Business was sold to Protective for a ceding commission of $423 million.  Our amounts recoverable from reinsurers increased significantly to $19.8 billion as of December 31, 2018, from $6.5 billion as of December 31, 2017, primarily as a result of this reinsurance transaction.  As such, Protective now represents our largest reinsurance exposure.  As we are not relieved of our liability, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance recoverable from Protective.  To support its obligations under the reinsurance agreements, Protective has established trust accounts for our benefit that fully collateralize the related reinsurance recoverable.  We recorded a deferred tax asset attributed to a tax loss carryforward arising from the reinsurance transaction with Protective.

4.  Variable Interest Entities

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  As of December 31, 2018, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.7 billion and $1.4 billion as of December 31, 2018 and 2017, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $20 million and $31 million as of December 31, 2018 and 2017, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $1 million and $3 million for the years ended December 31, 2018 and 2017, respectively.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2018.

5.  Investments

AFS Securities

In 2018, we adopted ASU 2016-01, which resulted in a new classification and measurement of our equity securities.  See Note 2 for additional information.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2018
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,837	$2,871	$2,167	$(8)	$79,549
ABS	898	42	6	(14)	948
U.S. government bonds	361	27	2	-	386
Foreign government bonds	402	42	-	-	444
RMBS	3,099	113	61	(13)	3,164
CMBS	810	6	16	(3)	803
CLOs	1,746	3	24	(5)	1,730
State and municipal bonds	4,498	703	17	-	5,184
Hybrid and redeemable preferred securities	568	44	33	-	579
Total AFS securities	$91,219	$3,851	$2,326	$(43)	$92,787

	As of December 31, 2017
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$74,921	$6,573	$341	$(7)	$81,160
ABS	882	51	6	(26)	953
U.S. government bonds	497	37	1	-	533
Foreign government bonds	391	55	-	-	446
RMBS	3,125	148	36	(21)	3,258
CMBS	589	10	2	(2)	599
CLOs	803	2	2	(5)	808
State and municipal bonds	4,033	932	6	-	4,959
Hybrid and redeemable preferred securities	561	85	22	-	624
Total fixed maturity securities	85,802	7,893	416	(61)	93,340
Equity AFS securities	247	16	17	-	246
Total AFS securities	$86,049	$7,909	$433	$(61)	$93,586

(1)	Includes unrealized (gains) and losses on credit-impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2018, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$3,607	$3,636
Due after one year through five years	16,429	16,449
Due after five years through ten years	18,366	18,271
Due after ten years	46,264	47,786
Subtotal	84,666	86,142
Structured securities (ABS, MBS, CLOs)	6,553	6,645
Total fixed maturity AFS securities	$91,219	$92,787

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2018
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$30,947	$1,464	$7,023	$704	$37,970	$2,168
ABS	113	2	136	13	249	15
U.S. government bonds	70	1	23	1	93	2
RMBS	436	9	796	55	1,232	64
CMBS	470	11	82	5	552	16
CLOs	1,124	21	103	3	1,227	24
State and municipal bonds	376	7	92	10	468	17
Hybrid and redeemable
preferred securities	94	6	131	27	225	33
Total AFS securities	$33,630	$1,521	$8,386	$818	$42,016	$2,339

Total number of AFS securities in an unrealized loss position						3,360

	As of December 31, 2017
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$4,726	$67	$4,706	$276	$9,432	$343
ABS	56	-	143	15	199	15
U.S. government bonds	156	-	19	1	175	1
RMBS	277	4	599	33	876	37
CMBS	113	-	60	3	173	3
CLOs	281	2	72	-	353	2
State and municipal bonds	33	-	89	5	122	5
Hybrid and redeemable
preferred securities	20	-	124	22	144	22
Total fixed maturity securities	5,662	73	5,812	355	11,474	428
Equity AFS securities	22	14	8	3	30	17
Total AFS securities	$5,684	$87	$5,820	$358	$11,504	$445

Total number of AFS securities in an unrealized loss position						1,095

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2018
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$389	$122	$1	44
Six months or greater, but less than nine months	96	49	-	11
Nine months or greater, but less than twelve months	11	8	-	2
Twelve months or greater	138	70	8	32
Total	$634	$249	$9	89

	As of December 31, 2017
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$156	$57	$1	26
Six months or greater, but less than nine months	2	1	-	4
Nine months or greater, but less than twelve months	12	6	-	7
Twelve months or greater	209	77	10	49
Total	$379	$141	$11	86

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on fixed maturity AFS securities increased by $1.9 billion for the year ended December 31, 2018.  As discussed further below, we believe the unrealized loss position as of December 31, 2018, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities.

Based upon this evaluation as of December 31, 2018, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2018, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each temporarily-impaired security.

As of December 31, 2018, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily-impaired security.

As of December 31, 2018, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each temporarily-impaired security.

Changes in the amount of credit loss of income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$358	$411	$363
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	5	13	83
Credit losses on securities for which an
OTTI was previously recognized	2	7	16
Decreases attributable to:
Securities sold, paid down or matured	(28)	(73)	(51)
Balance as of end-of-year	$337	$358	$411

During 2018,  2017 and 2016, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on fixed maturity AFS securities.

Determination of Credit Losses on Corporate Bonds

As of December 31, 2018 and 2017, we reviewed our corporate bond portfolio for potential shortfalls in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near-term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2018 and 2017, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2018 and 2017, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.1 billion and $3.4 billion, respectively, and a fair value of $2.9 billion and $3.4 billion, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2018 and 2017, that we would recover the amortized cost of each corporate bond.

Determination of Credit Losses on MBS and ABS

As of December 31, 2018 and 2017, default rates were projected by considering underlying MBS and ABS loan performance and collateral type.  Projected default rates on existing delinquencies vary depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity, with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2018	2017
Fixed maturity securities:
Corporate bonds	$1,559	$1,250
ABS	17	15
U.S. government bonds	43	115
Foreign government bonds	23	23
RMBS	78	85
CMBS	7	2
CLOs	104	3
State and municipal bonds	16	17
Hybrid and redeemable preferred securities	22	23
Total trading securities	$1,869	$1,533

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2018,  2017 and 2016, was $(55) million, $8 million and $(3) million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2018			As of December 31, 2017
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$12,959	$239	$13,198	$10,662	$-	$10,662
60 to 90 days past due	-	1	1	-	-	-
Greater than 90 days past due	-	-	-	3	-	3
Valuation allowance	-	-	-	(3)	-	(3)
Unamortized premium (discount)	(17)	8	(9)	-	-	-
Total carrying value	$12,942	$248	$13,190	$10,662	$-	$10,662

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss has occurred.

For our commercial mortgage loans, no specifically identified loans were impaired as of December 31, 2018.  Three mortgage loans were impaired as of December 31, 2017, with an aggregate principal balance of $11 million for which a specific valuation allowance of $3 million was established resulting in a net carrying value of $8 million.

For our residential mortgage loans, no specifically identified loans were impaired as of December 31, 2018 or 2017.  The general allowance established on residential mortgage loans as of December 31, 2018, was less than $1 million.

The changes in the valuation allowance associated with impaired commercial mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$3	$2	$2
Additions	-	1	-
Charge-offs, net of recoveries	(3)	-	-
Balance as of end-of-year	$-	$3	$2

The average carrying value for impaired commercial mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Average carrying value for impaired
mortgage loans on real estate	$5	$6	$6
Interest income recognized on impaired
mortgage loans on real estate	1	-	-
Interest income collected on impaired
mortgage loans on real estate	1	-	-

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2018			As of December 31, 2017
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$11,656	90.1%	2.30	$9,563	89.7%	2.27
65% to 74%	1,234	9.5%	1.76	1,000	9.4%	1.94
75% to 100%	52	0.4%	1.03	91	0.8%	0.97
Greater than 100%	-	0.0%	0.00	8	0.1%	0.82
Total	$12,942	100.0%		$10,662	100.0%

As described in Note 1, we use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2018		As of December 31, 2017
	Carrying	% of	Carrying	% of
Performance Indicator	Value	Total	Value	Total
Performing	$247	99.6%	$-	0.0%
Nonperforming	1	0.4%	-	0.0%
Total	$248	100.0%	$-	0.0%

Our commercial mortgage loan portfolio is geographically diversified throughout the U.S. with the largest concentrations in California, which accounted for 23% and 21% of commercial mortgage loans on real estate as of December 31, 2018 and 2017, respectively, and Texas, which accounted for 12% of commercial mortgage loans on real estate as of December 31, 2018 and 2017.

Our residential mortgage loan portfolio is geographically diversified throughout the U.S. with the largest concentrations in California and Florida, which accounted for 34% and 19%, respectively, of residential mortgage loans on real estate as of December 31, 2018.  We did not have residential mortgage loan exposure as of December 31, 2017.

Alternative Investments

As of December 31, 2018 and 2017, alternative investments included investments in 234 and 221 different partnerships, respectively, and the portfolios represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Fixed maturity AFS securities	$4,129	$4,048	$4,019
Equity AFS securities	-	12	11
Trading securities	79	88	94
Equity securities	4	-	-
Mortgage loans on real estate	492	433	413
Real estate	1	1	1
Policy loans	122	134	139
Invested cash	23	11	12
Commercial mortgage loan prepayment
and bond make-whole premiums	78	138	115
Alternative investments	222	165	75
Consent fees	4	6	5
Other investments	24	5	4
Investment income	5,178	5,041	4,888
Investment expense	(334)	(281)	(257)
Net investment income	$4,844	$4,760	$4,631

Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Fixed maturity AFS securities: (1)
Gross gains	$36	$17	$65
Gross losses	(80)	(43)	(128)
Gross OTTI	(7)	(20)	(99)
Equity AFS securities:
Gross gains	-	6	8
Gross OTTI	-	-	(1)
Gain (loss) on other investments (2)	(15)	(10)	(62)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(22)	(21)	(24)
Total realized gain (loss) related to certain investments	(88)	(71)	(241)
Realized gain (loss) on the mark-to-market on certain instruments (3)	251	(155)	(66)
Indexed annuity and IUL contracts net derivatives results: (4)
Gross gain (loss)	(51)	(22)	(1)
Associated amortization of DAC, VOBA, DSI and DFEL	12	(2)	(4)
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(184)	(174)	(166)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(32)	(32)
Total realized gain (loss)	$(92)	$(456)	$(510)

(1)	These amounts are represented net of related fair value hedging activity. See Note 6 for more information.
(2)	Includes market adjustments on equity securities still held of $(17) million for the year ended December 31, 2018.
(3)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and indexed universal life insurance (“IUL”) contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(4)

Represents the net difference between the change in fair value of the S&P 500 Index® (“S&P 500”) call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

Details underlying write-downs taken as a result of OTTI (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
OTTI Recognized in Net Income (Loss)
Fixed maturity AFS securities:
Corporate bonds	$(5)	$(13)	$(80)
ABS	(1)	(2)	(5)
RMBS	(1)	(2)	(10)
CMBS	-	(2)	(1)
State and municipal bonds	-	(1)	(3)
Total fixed maturity AFS securities	(7)	(20)	(99)
Equity AFS securities	-	-	(1)
Gross OTTI recognized in net income (loss)	(7)	(20)	(100)
Associated amortization of DAC, VOBA, DSI and DFEL	-	2	-
Net OTTI recognized in net income (loss)	$(7)	$(18)	$(100)

We recognized less than $1 million of OTTI in OCI for the years ended December 31, 2018 and 2017.  We recognized $53 million of gross OTTI in OCI, offset by $12 million for the change in DAC, VOBA, DSI and DFEL, for the year ended December 31, 2016.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2018		As of December 31, 2017
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$616	$616	$701	$701
Securities pledged under securities lending agreements (2)	88	85	222	213
Securities pledged under repurchase agreements (3)	152	157	531	554
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	3,930	5,923	2,900	4,235
Total payables for collateral on investments	$4,786	$6,781	$4,354	$5,703

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 6 for additional information.

(2)

Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)

Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)

Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2018	2017	2016
Collateral payable for derivative investments	$(85)	$(112)	$(481)
Securities pledged under securities lending agreements	(134)	5	(25)
Securities pledged under repurchase agreements	(379)	1	(144)
Investments pledged for FHLBI	1,030	(450)	995
Total increase (decrease) in payables for collateral on investments	$432	$(556)	$345

We have elected not to offset our repurchase agreements and securities lending transactions in our financial statements.  The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
Corporate bonds	$-	$-	$-	$152	$152
Securities Lending
Corporate bonds	88	-	-	-	88
Total gross secured borrowings	$88	$-	$-	$152	$240

	As of December 31, 2017
	Overnight and Continuous	Up to 30 Days	30 – 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
Corporate bonds	$-	$100	$281	$150	$531
Securities Lending
Corporate bonds	222	-	-	-	222
Total gross secured borrowings	$222	$100	$281	$150	$753

We accept collateral in the form of securities in connection with repurchase agreements.  In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2018, the fair value of all collateral received that we are permitted to sell or re-pledge was $537 million.  As of December 31, 2018, we have re-pledged $378 million of this collateral to cover initial margin on certain derivative investments.

Investment Commitments

As of December 31, 2018, our investment commitments were $2.1 billion, which included $843 million of LPs, $804 million of mortgage loans on real estate and $476 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2018 and 2017, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.4 billion and $1.2 billion, respectively, or 1% of our invested assets portfolio, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $1.2 billion and $930 million, respectively, or 1% of our invested assets portfolio.  These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2018, our most significant investments in one industry were our investments in securities in the financial services industry and the consumer non-cyclical industry with a fair value of $16.0 billion and $13.8 billion, respectively, or 14% and 12%, respectively, of our invested assets portfolio.   As of December 31, 2017, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry and the utilities industry with a fair value of $14.3 billion and $13.8 billion, respectively, or 13% and 12%, respectively, of our invested assets portfolio. These concentrations include fixed maturity AFS, trading and equity securities.

6.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

We also use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We are exposed to risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  These GLB features are reinsured among various reinsurance counterparties on either a Modco or coinsurance basis.  We cede a portion of the GLB features to LNBAR on a funds withheld modified coinsurance basis.  The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risks. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.  While we actively manage the hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2018			As of December 31, 2017
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,528	$33	$9	$1,544	$45	$16
Foreign currency contracts (1)	2,326	167	39	1,804	79	79
Total cash flow hedges	3,854	200	48	3,348	124	95
Fair value hedges:
Interest rate contracts (1)	553	-	137	563	-	174
Non-Qualifying Hedges
Interest rate contracts (1)	100,628	464	138	72,937	657	127
Foreign currency contracts (1)	47	-	-	22	-	-
Equity market contracts (1)	30,273	676	162	30,918	562	557
Credit contracts (1)	-	-	-	52	-	-
Embedded derivatives:
GLB direct (2)	-	123	-	-	903	-
GLB ceded (2) (3)	-	72	196	-	51	954
Reinsurance related (4)	-	188	-	-	-	51
Indexed annuity and IUL contracts (2) (5)	-	902	1,305	-	11	1,418
Total derivative instruments	$135,355	$2,625	$1,986	$107,840	$2,308	$3,376

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.
(3)	Reported in other liabilities on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

Beginning in the first quarter 2017, consistent with changes enacted by the Chicago Mercantile Exchange (“CME”), the Company offset the variation margin payments with the derivative balances that are cleared through CME.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2018
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$12,968	$16,828	$49,713	$23,000	$200	$102,709
Foreign currency contracts (2)	102	268	728	1,166	109	2,373
Equity market contracts	20,876	5,011	1,236	14	3,136	30,273
Total derivative instruments
with notional amounts	$33,946	$22,107	$51,677	$24,180	$3,445	$135,355

(1)	As of December 31, 2018, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was March 2027.
(2)	As of December 31, 2018, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was September 2049.

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$27	$93	$157
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cumulative effect from adoption of
new accounting standard	6	-	-
Cash flow hedges:
Interest rate contracts	(4)	43	(165)
Foreign currency contracts	44	20	(10)
Change in foreign currency exchange rate adjustment	111	(137)	96
Change in DAC, VOBA, DSI and DFEL	(14)	1	2
Income tax benefit (expense)	(29)	26	27
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	4	4	5
Interest rate contracts (2)	-	-	1
Foreign currency contracts (1)	27	18	11
Foreign currency contracts (2)	-	9	7
Associated amortization of DAC, VOBA, DSI and DFEL	(3)	(2)	(2)
Income tax benefit (expense)	(6)	(10)	(8)
Balance as of end-of-year	$119	$27	$93

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4	$4	$5
Interest rate contracts (2)	-	-	1
Foreign currency contracts (1)	27	18	11
Foreign currency contracts (2)	-	9	7
Total cash flow hedges	31	31	24
Fair value hedges:
Interest rate contracts (1)	(14)	(23)	(28)
Interest rate contracts (2)	37	7	16
Total fair value hedges	23	(16)	(12)
Non-Qualifying Hedges
Interest rate contracts (2)	(149)	103	181
Foreign currency contracts (2)	5	-	(14)
Equity market contracts (2)	445	(1,427)	(1,253)
Equity market contracts (3)	(17)	28	12
Credit contracts (3)	-	1	(5)
Embedded derivatives:
GLB(2)	(1)	-	-
Reinsurance related (2)	292	(141)	(57)
Indexed annuity and IUL contracts (2)	81	(400)	(120)
Total derivative instruments	$710	$(1,821)	$(1,244)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Offset to net investment income	$4	22	16
Offset to realized gain (loss)	27	9	8

As of December 31, 2018, $38 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2018 and 2017, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2018, we did not have any exposure related to credit default swaps for which we are the seller.

As of December 31, 2017, information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2022	(3)	(4)	BBB+	1	$1	$52

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.
(4)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2018	2017
Maximum potential payout	$-	$52
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$-	$52

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post collateral if the market value was less than zero.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2018, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  We did not have any exposure as of December 31, 2018 or 2017.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2018		As of December 31, 2017
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$33	$(4)	$116	$(1)
A+	296	(26)	178	(453)
A	106	(36)	170	(48)
A-	4	-	237	-
BBB+	177	-	-	(4)
	$616	$(66)	$701	$(506)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2018
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,282	$1,285	$2,567
Gross amounts offset	(201)	-	(201)
Net amount of assets	1,081	1,285	2,366
Gross amounts not offset:
Cash collateral	(616)	-	(616)
Non-cash collateral	(58)	-	(58)
Net amount	$407	$1,285	$1,692

Financial Liabilities
Gross amount of recognized liabilities	$806	$1,501	$2,307
Gross amounts offset	(59)	-	(59)
Net amount of liabilities	747	1,501	2,248
Gross amounts not offset:
Cash collateral	(66)	-	(66)
Non-cash collateral	(190)	-	(190)
Net amount	$491	$1,501	$1,992

	As of December 31, 2017
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,082	$965	$2,047
Gross amounts offset	(237)	-	(237)
Net amount of assets	845	965	1,810
Gross amounts not offset:
Cash collateral	(701)	-	(701)
Net amount	$144	$965	$1,109

Financial Liabilities
Gross amount of recognized liabilities	$1,037	$2,423	$3,460
Gross amounts offset	(261)	-	(261)
Net amount of liabilities	776	2,423	3,199
Gross amounts not offset:
Cash collateral	(506)	-	(506)
Net amount	$270	$2,423	$2,693

7.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Current	$179	$118	$25
Deferred	78	(1,405)	242
Federal income tax expense (benefit)	$257	$(1,287)	$267

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Tax rate times pre-tax income	$384	$256	$504
Effect of:
Tax-preferred investment income	(87)	(280)	(196)
Tax credits	(39)	(29)	(28)
Change in uncertain tax positions	1	(17)	(11)
Excess tax benefits from share-based
compensation	(3)	(8)	(4)
Goodwill impairment	-	316	-
Deferred tax impact from the Tax Cuts
and Jobs Act	3	(1,526)	-
Other items	(2)	1	2
Federal income tax expense (benefit)	$257	$(1,287)	$267
Effective tax rate	14%	-176%	19%

The effective tax rate is the ratio of tax expense (benefit) over pre-tax income (loss).  Tax-preferred investment income as reflected above relates primarily to the separate account dividends-received deduction, which generated a total tax benefit of $84 million, $264 million and $175 million for the years ended December 31, 2018, 2017 and 2016, respectively.  As a result of the Tax Act, the recorded tax benefit for the separate account dividends-received deduction was substantially less in our 2018 income tax provision as compared to prior years.

As a result of the enactment of the Tax Act on December 22, 2017, we remeasured our existing deferred tax balances at the 21% marginal corporate income tax rate and recognized a $1.5 billion tax benefit in 2017.  The SEC previously issued rules that allow for a one-year measurement period after the enactment of the Tax Act to finalize calculations and recording of the related tax impacts.  Subsequent to the enactment date, we completed our review of the provisions of the Tax Act, including the impact of the reduction in the U.S. federal corporate income tax rate and the impact of specific life insurance provisions on our financial statements.

We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2018	2017
Current	$205	$206
Deferred	(1,421)	(2,391)
Total federal income tax asset (liability)	$(1,216)	$(2,185)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2018	2017
Deferred Tax Assets
Future contract benefits and other contract holder funds	$549	$580
Reinsurance related embedded derivative liability	-	11
Compensation and benefit plans	120	123
Intangibles	40	-
Tax credits	-	76
Net operating losses	264	-
Other	59	8
Total deferred tax assets	$1,032	$798
Deferred Tax Liabilities
DAC	$1,380	$1,112
VOBA	302	105
Net unrealized gain on AFS securities	333	1,579
Net unrealized gain on trading securities	25	39
Intangibles	-	9
Investment activity	334	118
Reinsurance related embedded derivative asset	39	-
Deferred gain on business sold through reinsurance	34	35
Other	6	192
Total deferred tax liabilities	$2,453	$3,189
Net deferred tax asset (liability)	$(1,421)	$(2,391)

As of December 31, 2018, we had no remaining deferred tax assets related to tax credits; however, we have $1.3 billion of net operating losses to carry forward to future years.  Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2018 and 2017,  $12 million and $11 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2018	2017
Balance as of beginning-of-year	$11	$1
Increases for prior year tax positions	-	9
Increases for current year tax positions	1	1
Balance as of end-of-year	$12	$11

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2018, 2017 and 2016, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero,    zero and $(2) million, respectively.  There was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2018 and 2017.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2015 and forward remain open under the applicable statute of limitations.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact our results.

8.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$7,909	$8,269	$8,620
Business acquired (sold) through reinsurance	(246)	-	-
Deferrals	1,596	1,345	1,339
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(913)	(922)	(879)
Unlocking	(115)	61	(276)
Adjustment related to realized gains (losses)	(42)	(55)	(51)
Adjustment related to unrealized gains (losses)	1,320	(789)	(484)
Balance as of end-of-year	$9,509	$7,909	$8,269

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$499	$874	$873
Business acquired (sold) through reinsurance	(11)	-	-
Business acquired	30	-	-
Deferrals	7	7	3
Amortization:
Amortization, excluding unlocking	(127)	(105)	(105)
Unlocking	(60)	(48)	36
Accretion of interest (1)	48	52	52
Adjustment related to realized gains (losses)	(2)	(1)	(2)
Adjustment related to unrealized gains (losses)	415	(280)	17
Balance as of end-of-year	$799	$499	$874

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2018, was as follows:

2019	$81
2020	77
2021	73
2022	67
2023	64

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$287	$293	$301
Business acquired (sold) through reinsurance	(21)	-	-
Deferrals	48	29	25
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(28)	(30)	(28)
Unlocking	-	(4)	(2)
Adjustment related to realized gains (losses)	(1)	(2)	(2)
Adjustment related to unrealized gains (losses)	13	1	(1)
Balance as of end-of-year	$298	$287	$293

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$1,429	$1,855	$1,923
Deferrals	874	753	628
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(474)	(383)	(345)
Unlocking	(52)	(3)	(63)
Adjustment related to realized (gains) losses	(19)	(18)	(11)
Adjustment related to unrealized (gains) losses	1,005	(775)	(277)
Balance as of end-of-year	$2,763	$1,429	$1,855

9.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2018	2017	2016
Direct insurance premiums and fee income	$11,882	$10,103	$9,373
Reinsurance assumed	96	101	105
Reinsurance ceded	(1,883)	(1,817)	(1,728)
Total insurance premiums and fee income	$10,095	$8,387	$7,750

Direct insurance benefits	$8,513	$6,669	$6,112
Reinsurance recoveries netted against benefits	(2,369)	(1,851)	(1,865)
Total benefits	$6,144	$4,818	$4,247

We and our insurance subsidiaries cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2018, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2018.  Approximately 44% and 35% of our total individual life in-force amount was reinsured as of December 31, 2018 and 2017, respectively.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.  The amounts recoverable from reinsurers were $19.8 billion and $6.5 billion as of December 31, 2018 and 2017, respectively.

As disclosed in Note 3, Protective represents our largest reinsurance exposure following the sale of the Liberty Life Business that resulted in amounts recoverable from Protective of $12.1 billion as of December 31, 2018.  Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $13.7 billion as of December 31, 2018.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.5 billion and $1.9 billion as of December 31, 2018 and 2017, respectively.  Swiss Re has funded a trust, with a balance of $2.4 billion as of December 31, 2018, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2018,  included $177 million and $24 million, respectively, related to the business sold to Swiss Re.  In addition, the amounts recoverable from LNBAR were $2.5 billion and $2.1 billion as of December 31, 2018 and 2017, respectively.  LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $1.9 billion as of December 31, 2018.

Portions of our deferred annuity business have been reinsured on either a coinsurance or a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2018 and 2017, the reserves associated with these reinsurance arrangements totaled $443 million and $541 million, respectively.  In addition, effective October 1, 2018, we entered into a Modco agreement with Athene to reinsure fixed and fixed indexed annuity products, which resulted in a $7.5 billion deposit asset reflected within other assets on our Consolidated Balance Sheets as of December 31, 2018.  The Modco account includes fixed maturity AFS securities, trading securities, commercial mortgage loans, derivative investments and cash that had carrying values of $6.5 billion, $559 million, $72 million, $60 million and $265 million, respectively, as of December 31, 2018.  As described in Note 1, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $8 million of the gain during 2018.

10.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2018
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	274	-	414	-	688
Total goodwill	$3,520	$(2,152)	$414	$-	$1,782

	For the Year Ended December 31, 2017
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(647)	-	(905)	634
Group Protection	274	-	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$(905)	$1,368

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2018, we performed our annual quantitative goodwill impairment test for our reporting units, and the fair value was in excess of each reporting unit’s carrying value for Annuities, Retirement Plan Services, Life Insurance and Group Protection.

As of October 1, 2017, the date of our annual quantitative assessment of goodwill, our Annuities, Retirement Plan Services and Group Protection reporting units had fair values that exceeded the carrying value of each reporting unit.  Our early adoption of ASU 2017-04,

“Simplifying the Test for Goodwill Impairment,” resulted in impairment of the Life Insurance reporting unit goodwill of $905 million during the fourth quarter of 2017 driven primarily from the impact of the December 22, 2017, enactment of the Tax Act that increased the carrying value of the Life Insurance reporting unit in excess of its fair value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2018		As of December 31, 2017
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Retirement Plan Services:
Mutual fund contract rights (1)	$5	$-	$5	$-
Life Insurance:
Sales force	100	51	100	47
Group Protection:
VOCRA	576	5	-	-
VODA	31	-	-	-
Insurance licenses (1)	3	-	-	-
Total	$715	$56	$105	$47

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2018, was as follows:

2019	$26
2020	37
2021	37
2022	37
2023	37
Thereafter	477

11.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2018 (1)	2017 (1)
Return of Net Deposits
Total account value	$89,783	$96,941
Net amount at risk (2)	1,002	81
Average attained age of contract holders	65 years	64 years

Minimum Return
Total account value	$88	$108
Net amount at risk (2)	18	18
Average attained age of contract holders	77 years	76 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$23,365	$26,596
Net amount at risk (2)	2,007	417
Average attained age of contract holders	71 years	70 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$100	$110	$115
Changes in reserves	77	8	34
Benefits paid	(16)	(18)	(39)
Balance as of end-of-year	$161	$100	$110

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2018	2017
Asset Type
Domestic equity	$54,060	$59,647
International equity	18,359	20,837
Fixed income	37,942	40,626
Total	$110,361	$121,110

Percent of total variable annuity separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  Reserves on UL and VUL products with secondary guarantees represented 33% and 32% of total life insurance in-force reserves as of December 31, 2018 and 2017, respectively.  UL and VUL products with secondary guarantees represented 36%, 27% and 33% of total sales for the years ended December 31, 2018, 2017 and 2016, respectively.

12.  Liability for Unpaid Claims

Changes in the liability for unpaid claims (in millions), were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Balance as of beginning-of-year	$2,222	$2,242	$2,307
Reinsurance recoverable	57	69	71
Net balance as of beginning-of-year	2,165	2,173	2,236
Business acquired (1)	2,842	-	-
Incurred related to:
Current year	2,531	1,346	1,395
Prior years:
Interest	120	69	71
All other incurred (2)	(208)	(76)	(156)
Total incurred	2,443	1,339	1,310
Paid related to:
Current year	(1,197)	(798)	(806)
Prior years	(1,061)	(549)	(567)
Total paid	(2,258)	(1,347)	(1,373)
Net balance as of end-of-year	5,192	2,165	2,173
Reinsurance recoverable	143	57	69
Balance as of end-of-year	$5,335	$2,222	$2,242

(1)	Represents Liberty group life and disability reserves, net, as of May 1, 2018, subject to finalization of acquisition date fair values. See Note 3 for additional information.
(2)

All other incurred is primarily impacted by the level of claim resolutions in the period compared to that which is expected by the reserve assumption. A negative number implies a favorable result where claim resolutions were more favorable than assumed. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the long-term life of the block of claims. It will vary from actual experience in any one period, both favorably and unfavorably.

The majority of the reserves included above are for long-term disability claims. The interest rate assumption is an important part of the reserving process due to the long benefit period for these claims. Interest accrued on prior years reserves has been calculated on the opening reserve balance less one-half of the prior year’s incurred claim payments at our average reserve discount rate.

Long-term disability benefits may extend for many years, and claim development schedules do not reflect these longer benefit periods.  As a result, we use longer term retrospective runoff studies, experience studies and prospective studies to develop our liability estimates.    Long-term disability reserves are discounted using rates ranging from 3.25% to 5%. The discount rates vary by year of claim incurral.

A reconciliation of future contract benefits as reported in our Consolidated Balance Sheets to the liability for unpaid claims (in millions), was as follows:

	As of December 31,
	2018	2017	2016
Future contract benefits	$33,884	$22,063	$20,681
Less:
Life insurance and annuity reserves and claims due	27,133	18,414	16,923
Accident and health life insurance reserves	1,416	1,427	1,516
Liability for unpaid claims	$5,335	$2,222	$2,242

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2018	2017
Short-Term Debt
Short-term debt (1)	$288	$10

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$50	$50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	600	573
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
LIBOR + 100 bps surplus note, due 2037	312	325
4.50% surplus note, due 2038	13	-
Total long-term debt	$2,401	$2,374

(1)	The short-term debt represents short-term notes payable to LNC.

On September 27, 2017, we executed the right to repay the $240 million surplus note issued on June 28, 2013, to LNC and recognized a $5 million loss on the early extinguishment of debt, pre-tax, related to unamortized issuance costs on our Consolidated Statements of Comprehensive Income (Loss).

Future principal payments due on long-term debt (in millions) as of December 31, 2018, were as follows:

2019	$-
2020	-
2021	-
2022	-
2023	-
Thereafter	2,401
Total	$2,401

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2018, was $600 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC.  The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.  On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  The outstanding principal amount as of December 31, 2018, was $312 million due to executing our right to repay the surplus note in part to LNC.

On July 1, 2018, we issued a surplus note of $13 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities and Letters of Credit

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), and LOCs (in millions) were as follows:

		As of December 31, 2018
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	Jun-2021	$2,500	$995
LOC facility (1)	Aug-2031	990	953
LOC facility (1)	Oct-2031	1,006	1,006
Total		$4,496	$2,954

(1)	Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On June 30, 2016, the existing credit agreement was refinanced with a syndicate of banks.  This agreement (the “credit facility”) allows for the borrowing and issuance of LOCs of up to $2.5 billion, $1.75 billion of which is available only to reimburse the banks for drawn LOCs.  The credit facility is unsecured and has a commitment termination date of June 30, 2021.  The LOCs under the facility are used primarily to satisfy reserve credit requirements of (i) LNL and LLANY for which reserve credit is provided by LNL captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit facility contains or includes:

•

Customary terms and conditions, including covenants restricting our ability to incur liens, merge or consolidate with another entity where we are not the surviving entity and dispose of all or substantially all of our assets;

•

Financial covenants including maintenance of a minimum consolidated net worth (as defined in the facility) equal to the sum of $10.5 billion plus 50% of the aggregate net proceeds of equity issuances received by us in accordance with the terms of the credit facility; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00; and

•	Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit facility provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable.  As of December 31, 2018, we were in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets.  Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid.  Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.  The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults.  Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable.  As of December 31, 2018, we were in compliance with all such covenants.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2018.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2018, we estimate the aggregate range of reasonably possible losses to be up to approximately $50 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term treaties.  We are disputing the requested rate increases under these treaties.  We have initiated and will initiate arbitration proceedings, as necessary, under these treaties in order to protect our contractual rights.  Additionally, reinsurers may initiate arbitration proceedings against us.  We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition.  For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  On January 11, 2019, the court dismissed plaintiff’s complaint in its entirety.  On February 26, 2019, plaintiff filed a motion for leave to amend the complaint.

Hanks v. The Lincoln Life and Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017.  In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016.  Plaintiffs seek to represent classes of policyowners and seek damages on their behalf.  We are vigorously defending this matter.

In re: Lincoln National 2017 COI Rate Litigation, Master File No. 2:17-cv-04150 is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order of the court in March 2018.  Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017.  Plaintiffs seek to represent classes of policyholders and seek damages on their behalf.  We are vigorously defending this matter.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018.  Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates in 2016 and 2017.  Because the majority of policies at issue experienced a rate change in 2016, we expect the case will be consolidated with the In re: Lincoln National COI Litigation and EFG Bank cases, discussed above.  We are vigorously defending this matter.

Commitments

Operating Leases

We lease office space and certain equipment under various long-term lease agreements.  Rental expense on operating leases for the years ended December 31, 2018, 2017 and 2016, was $43 million, $36 million and $37 million, respectively.  Our future minimum lease payments (in millions) as of December 31, 2018, were as follows:

2019	$36
2020	36
2021	32
2022	27
2023	24
Thereafter	85
Total	$240

Capital Leases

In 2018 and 2017, we entered into sale-leaseback transactions on $88 million and $62 million, respectively, (net of amortization) of assets.  These transactions have been classified as other assets on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  Total accumulated amortization of all capital leased assets under sale-leaseback transactions as of December 31, 2018 and 2017, was $282 million and $101 million, respectively.  Future minimum lease payments under capital leases (in millions) as of December 31, 2018, were as follows:

2019	$97
2020	58
2021	68
2022	67
2023	91
Thereafter	28
Total minimum lease payments	409
Less: Amount representing interest	45
Present value of minimum lease payments	$364

Vulnerability from Concentrations

As of December 31, 2018, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.  For information on our investment and reinsurance concentrations, see Notes 5 and 9, respectively.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity (“ALVA”) product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 11%, 14% and 21% of Annuities’ variable annuity product deposits in 2018, 2017 and 2016, respectively, and represented approximately 38%,  40% and 41% of the segment’s total variable annuity product account values as of December 31, 2018, 2017 and 2016, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM (“AFIS”) funds.  For the Annuities segment, AFIS funds accounted for  16%,  20% and 23% of variable annuity product deposits in 2018, 2017 and 2016, respectively, and represented 45%,  47% and 47% of the segment’s total variable annuity product account values as of December 31, 2018, 2017 and 2016, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(18) million and $(17) million as of December 31, 2018 and 2017, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2018	2017	2016
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$3,283	$1,687	$934
Cumulative effect from adoption of new accounting standards	634	-	-
Unrealized holding gains (losses) arising during the year	(5,995)	2,872	1,549
Change in foreign currency exchange rate adjustment	(107)	134	(100)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	1,748	(703)	(460)
Income tax benefit (expense)	923	(745)	(351)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(44)	(40)	(155)
Associated amortization of DAC, VOBA, DSI and DFEL	(19)	(19)	(22)
Income tax benefit (expense)	13	21	62
Balance as of end-of-year	$536	$3,283	$1,687
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$39	$22	$19
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	9	-	-
Gross OTTI recognized in OCI during the year	-	-	(53)
Change in DAC, VOBA, DSI and DFEL	-	-	12
Income tax benefit (expense)	-	-	14
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	(18)	34	51
Change in DAC, VOBA, DSI and DFEL	(5)	(7)	(7)
Income tax benefit (expense)	4	(10)	(15)
Balance as of end-of-year	$29	$39	$22
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$27	$93	$157
Cumulative effect from adoption of new accounting standard	6	-	-
Unrealized holding gains (losses) arising during the year	40	63	(175)
Change in foreign currency exchange rate adjustment	111	(137)	96
Change in DAC, VOBA, DSI and DFEL	(14)	1	2
Income tax benefit (expense)	(29)	26	27
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	31	31	24
Associated amortization of DAC, VOBA, DSI and DFEL	(3)	(2)	(2)
Income tax benefit (expense)	(6)	(10)	(8)
Balance as of end-of-year	$119	$27	$93
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(22)	$(20)	$(19)
Cumulative effect from adoption of new accounting standard	(5)	-	-
Adjustment arising during the year	3	(4)	(2)
Income tax benefit (expense)	(1)	2	1
Balance as of end-of-year	$(25)	$(22)	$(20)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2018	2017	2016
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(44)	$(40)	$(155)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(19)	(19)	(22)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(63)	(59)	(177)	operations before taxes
Income tax benefit (expense)	13	21	62	Federal income tax expense (benefit)
Reclassification, net of income tax	$(50)	$(38)	$(115)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$7	$5	$3	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	(1)	-	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	7	4	3	operations before taxes
Income tax benefit (expense)	(1)	(1)	-	Federal income tax expense (benefit)
Reclassification, net of income tax	$6	$3	$3	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$4	$4	$5	Net investment income
Interest rate contracts	-	-	1	Total realized gain (loss)
Foreign currency contracts	27	18	11	Net investment income
Foreign currency contracts	-	9	7	Total realized gain (loss)
Total gross reclassifications	31	31	24
Associated amortization of DAC,
VOBA, DSI and DFEL	(3)	(2)	(2)	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	28	29	22	operations before taxes
Income tax benefit (expense)	(6)	(10)	(8)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$22	$19	$14	Net income (loss)

16.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Commissions	$2,271	$1,998	$1,927
General and administrative expenses	1,910	1,715	1,623
Expenses associated with reserve financing and unrelated LOCs	64	57	40
DAC and VOBA deferrals and interest, net of amortization	(436)	(390)	(170)
Broker-dealer expenses	358	329	320
Specifically identifiable intangible asset amortization	9	4	4
Taxes, licenses and fees	322	254	261
Acquisition and integration costs related to mergers and acquisitions	85	-	-
Total	$4,583	$3,967	$4,005

17.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and elected to contribute $8 million for the year ended December 31, 2018.  We do not expect to be required to make any contributions to these pension plans in 2019.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $6 million, $5 million and $3 million during 2018, 2017 and 2016, respectively.  In 2019, we expect to make benefit payments of approximately $10 million for these plans.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2018	2017	2018	2017

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$107	$111	$8	$7
Projected benefit obligation	112	119	10	12
Funded status	$(5)	$(8)	$(2)	$(5)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$-	$-	$-
Other liabilities	(5)	(8)	(2)	(5)
Net amount recognized	$(5)	$(8)	$(2)	$(5)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Net periodic benefit cost:
Weighted-average discount rate	4.00%	4.50%	4.00%	4.50%
Expected return on plan assets	4.50%	4.75%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2018, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2018	2017

Fixed maturity securities:
Corporate bonds	$1	$1
U.S. government bonds	87	105
U.S. government mortgage-backed
securities	-	3
Cash and invested cash	19	2
Other investments	8	7
Total	$115	$118

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 22 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense (benefit) for these plans was $(4) million, $7 million and $9 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $90 million, $85 million and $83 million, for the years ended December 31, 2018, 2017 and 2016, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was $12 million, $27 million and $22 million for the years ended December 31, 2018, 2017 and 2016, respectively.  For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2018	2017
Total liabilities (1)	$487	$517
Investments dedicated to fund liabilities (2)	170	182

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

18.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares, stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for all of our stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Stock options	$5	$9	$9
Performance shares	14	12	10
SARs	(1)	2	3
RSUs	30	24	22
Total	$48	$47	$44

Recognized tax benefit	$10	$16	$15

19.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, LLACB, Lincoln Reinsurance Company of South Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2018	2017
U.S. capital and surplus	$8,330	$8,074

	For the Years Ended December 31,
	2018	2017	2016
U.S. net gain (loss) from operations, after-tax	$686	$1,312	$1,088
U.S. net income (loss)	1,013	1,452	982
U.S. dividends to LNC holding company	910	954	950

Comparison of 2018 to 2017

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, acquisition and integration costs incurred as part of our acquisition of LLACB, and unfavorable reserve strain on certain products.  See Note 3 for information regarding our acquisition.

Comparison of 2017 to 2016

Statutory net income (loss) increased due primarily to higher dividends from affiliates, higher realized gains on investments, and increased other revenue, partially offset by unfavorable reserve strain on certain products.

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method (“CARVM”) in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP.  One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2018 and 2017.  Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2018.  Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance treaties with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2018.  These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”).

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2018	2017
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$36	$54
Conservative valuation rate on certain annuities	(55)	(50)
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,959	1,965
LLC notes and variable value surplus notes	1,634	1,585
Excess of loss reinsurance treaties	330	185

(1)	These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48.

The New York State Department of Financial Services did not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees.  The change, which was effective as of December 31, 2013, impacted our New York-domiciled insurance subsidiary, LLANY.  Although LLANY discontinued the sale of these products in early 2013, the change affected those policies previously sold.  As a result, we phased in an increase in reserves over five years, from 2013 to 2017, resulting in a total increase of $450 million.

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2018, the Company’s RBC ratio was in excess of four times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiaries, LLANY, a New York-domiciled insurance company, and LLACB, a New Hampshire-domiciled company, are bound by similar restrictions, under the laws of New York and New Hampshire, respectively.  Under both New York and New Hampshire law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $800 million in 2019 without prior approval from the respective Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

20.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2018		As of December 31, 2017
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$92,787	$92,787	$93,340	$93,340
Equity securities	-	-	246	246
Trading securities	1,869	1,869	1,533	1,533
Equity securities	99	99	-	-
Mortgage loans on real estate	13,190	13,020	10,662	10,773
Derivative investments (1)	1,081	1,081	845	845
Other investments	1,951	1,951	2,006	2,006
Cash and invested cash	1,848	1,848	947	947
Reinsurance related embedded derivatives	188	188	-	-
Other assets:
GLB direct embedded derivatives	123	123	903	903
GLB ceded embedded derivatives	72	72	51	51
Indexed annuity ceded embedded derivatives	902	902	11	11
Separate account assets	132,833	132,833	144,219	144,219

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(1,305)	(1,305)	(1,418)	(1,418)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(542)	(542)	(592)	(592)
Account values of certain investment contracts	(34,500)	(36,321)	(32,332)	(36,161)
Short-term debt	(288)	(288)	(10)	(10)
Long-term debt	(2,401)	(2,519)	(2,374)	(2,677)
Reinsurance related embedded derivatives	-	-	(51)	(51)
Other liabilities:
Derivative liabilities (1)	(226)	(226)	(455)	(455)
GLB ceded embedded derivatives	(196)	(196)	(954)	(954)

Benefit Plans’ Assets (2)	115	115	118	118

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  Other investments also includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value.  The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy.  The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 1 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting.  The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value. The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2018 and 2017, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2018 or 2017, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2018
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$73,897	$5,652	$79,549
ABS	-	919	29	948
U.S. government bonds	368	18	-	386
Foreign government bonds	-	335	109	444
RMBS	-	3,157	7	3,164
CMBS	-	801	2	803
CLOs	-	1,625	105	1,730
State and municipal bonds	-	5,184	-	5,184
Hybrid and redeemable preferred securities	66	438	75	579
Trading securities	43	1,759	67	1,869
Equity securities	16	58	25	99
Derivative investments (1)	-	636	704	1,340
Cash and invested cash	-	1,848	-	1,848
Reinsurance related embedded derivatives	-	188	-	188
Other assets:
GLB direct embedded derivatives	-	-	123	123
GLB ceded embedded derivatives	-	-	72	72
Indexed annuity ceded embedded derivatives	-	-	902	902
Separate account assets	665	132,135	-	132,800
Total assets	$1,158	$222,998	$7,872	$232,028

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,305)	$(1,305)
Other liabilities:
Derivative liabilities (1)	-	(314)	(171)	(485)
GLB ceded embedded derivatives	-	-	(196)	(196)
Total liabilities	$-	$(314)	$(1,672)	$(1,986)

Benefit Plans’ Assets	$-	$115	$-	$115

	As of December 31, 2017
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$75,810	$5,350	$81,160
ABS	-	927	26	953
U.S. government bonds	522	6	5	533
Foreign government bonds	-	336	110	446
RMBS	-	3,246	12	3,258
CMBS	-	593	6	599
CLOs	-	717	91	808
State and municipal bonds	-	4,959	-	4,959
Hybrid and redeemable preferred securities	70	478	76	624
Equity AFS securities	28	57	161	246
Trading securities	73	1,411	49	1,533
Derivative investments (1)	-	740	603	1,343
Cash and invested cash	-	947	-	947
Other assets:
GLB direct embedded derivatives	-	-	903	903
GLB ceded embedded derivatives	-	-	51	51
Indexed annuity ceded embedded derivatives	-	-	11	11
Separate account assets	814	143,405	-	144,219
Total assets	$1,507	$233,632	$7,454	$242,593

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,418)	$(1,418)
Reinsurance related embedded derivatives	-	(51)	-	(51)
Other liabilities:
Derivative liabilities (1)	-	(380)	(573)	(953)
GLB ceded embedded derivatives	-	-	(954)	(954)
Total liabilities	$-	$(431)	$(2,945)	$(3,376)

Benefit Plans’ Assets	$-	$118	$-	$118

(1)	Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2018
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net (2)	Net (3)(4)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,350	$10	$(198)	$542	$(52)	$5,652
ABS	26	-	-	5	(2)	29
U.S. government bonds	5	-	-	(5)	-	-
Foreign government bonds	110	-	(1)	-	-	109
RMBS	12	-	-	7	(12)	7
CMBS	6	-	-	35	(39)	2
CLOs	91	-	-	218	(204)	105
Hybrid and redeemable
preferred securities	76	-	(1)	-	-	75
Equity AFS securities	161	-	-	-	(161)	-
Trading securities	49	(5)	-	30	(7)	67
Equity securities	-	(1)	-	-	26	25
Derivative investments	30	168	(74)	409	-	533
Other assets: (6)
GLB direct embedded derivatives	903	(780)	-	-	-	123
GLB ceded embedded derivatives	51	21	-	-	-	72
Indexed annuity ceded embedded derivatives	11	(117)	-	1,008	-	902
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,418)	198	-	(85)	-	(1,305)
Other liabilities – GLB ceded embedded
derivatives (6)	(954)	758	-	-	-	(196)
Total, net	$4,509	$252	$(274)	$2,164	$(451)	$6,200

	For the Year Ended December 31, 2017
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$4,809	$17	$199	$(45)	$370	$5,350
ABS	33	-	-	-	(7)	26
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	111	-	(1)	-	-	110
RMBS	3	-	-	19	(10)	12
CMBS	7	-	1	54	(56)	6
CLOs	68	-	-	124	(101)	91
State and municipal bonds	-	(1)	-	-	1	-
Hybrid and redeemable
preferred securities	76	-	14	-	(14)	76
Equity AFS securities	177	1	(3)	(13)	(1)	161
Trading securities	65	3	8	(26)	(1)	49
Derivative investments	(93)	(27)	127	23	-	30
Other assets: (6)
GLB direct embedded derivatives	-	903	-	-	-	903
GLB ceded embedded derivatives	371	(320)	-	-	-	51
Indexed annuity ceded embedded derivatives	-	-	-	11	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,139)	(400)	-	121	-	(1,418)
Other liabilities: (6)
GLB direct embedded derivatives	(371)	371	-	-	-	-
GLB ceded embedded derivatives	-	(954)	-	-	-	(954)
Total, net	$4,117	$(407)	$345	$268	$186	$4,509

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$4,273	$4	$(29)	$159	$402	$4,809
ABS	45	-	(1)	14	(25)	33
U.S. government bonds	-	-	-	(2)	2	-
Foreign government bonds	111	-	-	-	-	111
RMBS	1	-	-	54	(52)	3
CMBS	10	2	(1)	27	(31)	7
CLOs	551	-	-	138	(621)	68
Hybrid and redeemable
preferred securities	94	-	(3)	(15)	-	76
Equity AFS securities	164	5	(4)	12	-	177
Trading securities	73	3	-	6	(17)	65
Derivative investments	555	(483)	(1)	(164)	-	(93)
Other assets – GLB ceded
embedded derivatives (6)	952	(581)	-	-	-	371
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,100)	(120)	-	81	-	(1,139)
VIEs’ liabilities – derivative instruments (7)	(4)	4	-	-	-	-
Other liabilities:
Credit default swaps (7)	(9)	(6)	-	15	-	-
GLB direct embedded derivatives (6)	(952)	581	-	-	-	(371)
Total, net	$4,764	$(591)	$(39)	$325	$(342)	$4,117

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)	Issuances, sales, maturities, settlements, calls, net, include financial instruments acquired from Liberty Life as follows: corporate bonds of $67 million and ABS of $17 million.
(3)

Transfers into or out of Level 3 for AFS and trading securities are reported at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in the prior years.

(4)	Transfers into or out of Level 3 for FHLB stock between equity securities and other investments are displayed at cost on our Consolidated Balance Sheets.
(5)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(6)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(7)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2018
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,068	$(171)	$(3)	$(275)	$(77)	$542
ABS	22	(17)	-	-	-	5
U.S. government bonds	-	(5)	-	-	-	(5)
RMBS	7	-	-	-	-	7
CMBS	39	-	-	(4)	-	35
CLOs	218	-	-	-	-	218
Trading securities	54	(24)	-	-	-	30
Equity securities	1	(1)	-	-	-	-
Derivative investments	365	465	(421)	-	-	409
Other assets – indexed annuity ceded
embedded derivatives	1,030	-	-	(22)	-	1,008
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	199	-	(85)
Total, net	$2,520	$247	$(424)	$(102)	$(77)	$2,164

	For the Year Ended December 31, 2017
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$850	$(448)	$(98)	$(205)	$(144)	$(45)
RMBS	19	-	-	-	-	19
CMBS	55	-	-	(1)	-	54
CLOs	124	-	-	-	-	124
Equity AFS securities	18	(31)	-	-	-	(13)
Trading securities	2	(27)	-	(1)	-	(26)
Derivative investments	197	233	(407)	-	-	23
Other assets – indexed annuity ceded
embedded derivatives	11	-	-	-	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(71)	-	-	192	-	121
Total, net	$1,205	$(273)	$(505)	$(15)	$(144)	$268

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$560	$(62)	$(23)	$(176)	$(140)	$159
ABS	15	-	-	(1)	-	14
U.S. government bonds	-	-	-	(2)	-	(2)
RMBS	54	-	-	-	-	54
CMBS	31	(1)	-	(3)	-	27
CLOs	140	-	-	(2)	-	138
Hybrid and redeemable preferred
securities	-	(15)	-	-	-	(15)
Equity AFS securities	18	(6)	-	-	-	12
Trading securities	7	-	-	(1)	-	6
Derivative investments	176	(169)	(171)	-	-	(164)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(70)	-	-	151	-	81
Other liabilities – credit default swaps	-	15	-	-	-	15
Total, net	$931	$(238)	$(194)	$(34)	$(140)	$325

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2018	2017	2016
Derivative investments	$90	$(266)	$(432)
Embedded derivatives:
Indexed annuity and IUL contracts	(38)	(14)	(16)
Other assets – GLB direct and ceded	(75)	1,904	1,122
Other liabilities – GLB direct and ceded	75	(1,904)	(1,122)
VIEs’ liabilities – derivative instruments	-	-	4
Total, net (1)	$52	$(280)	$(444)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2018
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$78	$(130)	$(52)
ABS	-	(2)	(2)
RMBS	-	(12)	(12)
CMBS	1	(40)	(39)
CLOs	-	(204)	(204)
Equity AFS securities	-	(161)	(161)
Trading securities	-	(7)	(7)
Equity securities	26	-	26
Total, net	$105	$(556)	$(451)

	For the Year Ended December 31, 2017
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$458	$(88)	$370
ABS	14	(21)	(7)
U.S. government bonds	5	-	5
RMBS	-	(10)	(10)
CMBS	3	(59)	(56)
CLOs	30	(131)	(101)
State and municipal bonds	2	(1)	1
Hybrid and redeemable preferred securities	-	(14)	(14)
Equity AFS securities	-	(1)	(1)
Trading securities	4	(5)	(1)
Total, net	$516	$(330)	$186

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$605	$(203)	$402
ABS	3	(28)	(25)
U.S. government bonds	9	(7)	2
RMBS	2	(54)	(52)
CMBS	-	(31)	(31)
CLOs	-	(621)	(621)
Trading securities	1	(18)	(17)
Total, net	$620	$(962)	$(342)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2018, 2017 and 2016, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  In 2018, transfers into or out of Level 3 also include FHLB stock between equity securities and other investments at cost on our Consolidated Balance Sheets.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2018, 2017 and 2016, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2018:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$2,456	Discounted cash flow	Liquidity/duration adjustment (1)	0.6%	-	28.6%
ABS	23	Discounted cash flow	Liquidity/duration adjustment (1)	2.9%	-	2.9%
Foreign government bonds	77	Discounted cash flow	Liquidity/duration adjustment (1)	1.3%	-	1.3%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	1.6%	-	1.6%
Equity securities	20	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	5.4%
Other assets:
GLB direct and ceded
embedded derivatives	195	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.03%	-	0.41%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

Indexed annuity ceded
embedded derivatives	902	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	$(1,305)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB ceded
embedded derivatives	(196)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.03%	-	0.41%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

21.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  As discussed in Note 3, we completed the acquisition of Liberty Life during the second quarter of 2018.  Related results are included within the Group Protection segment.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, including short and long-disability, absence management services, term life, dental, vision and accident and critical illness benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; strategic digitization expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	GLB rider fees ceded to LNBAR;
▪	The net valuation premium of the GLB attributed rider fees;

▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value; and

▪	Changes in the fair value of equity securities;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rates of 21% and 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our segment measures of performance to the GAAP measures presented in our consolidated results of operations.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2018	2017	2016
Revenues
Operating revenues:
Annuities	$4,025	$4,034	$3,710
Retirement Plan Services	1,164	1,152	1,092
Life Insurance	6,489	6,128	5,798
Group Protection	3,756	2,200	2,129
Other Operations	209	263	301
Excluded realized gain (loss), pre-tax	(285)	(630)	(690)
Amortization of deferred gain arising from reserve changes
on business sold through reinsurance, pre-tax	-	1	3
Total revenues	$15,358	$13,148	$12,343

	For the Years Ended December 31,
	2018	2017	2016
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,122	$1,072	$971
Retirement Plan Services	160	142	121
Life Insurance	530	522	464
Group Protection	186	103	65
Other Operations	(130)	(30)	-
Excluded realized gain (loss), after-tax	(225)	(409)	(450)
Gain (loss) on early extinguishment of debt, after-tax	-	(3)	-
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	-	-	2
Net impact from the Tax Cuts and Jobs Act	(3)	1,526	-
Impairment of intangibles, after-tax	-	(905)	-
Acquisition and integration costs related to mergers and acquisitions, after-tax	(67)	-	-
Net income (loss)	$1,573	$2,018	$1,173

	For the Years Ended December 31,
	2018	2017	2016
Net Investment Income
Annuities	$947	$982	$983
Retirement Plan Services	892	893	855
Life Insurance	2,546	2,496	2,403
Group Protection	259	167	176
Other Operations	200	222	214
Total net investment income	$4,844	$4,760	$4,631

	For the Years Ended December 31,
	2018	2017	2016
Amortization of DAC and VOBA, Net of Interest
Annuities	$347	$402	$310
Retirement Plan Services	27	26	27
Life Insurance	701	455	709
Group Protection	92	79	126
Total amortization of DAC and VOBA, net of interest	$1,167	$962	$1,172

	For the Years Ended December 31,
	2018	2017	2016
Federal Income Tax Expense (Benefit)
Annuities	$187	$198	$261
Retirement Plan Services	28	50	43
Life Insurance	116	236	210
Group Protection	50	55	35
Other Operations	(48)	(78)	(42)
Excluded realized gain (loss)	(61)	(220)	(241)
Gain (loss) on early extinguishment of debt	-	(2)	-
Reserve changes (net of related amortization)
on business sold through reinsurance	-	-	1
Net impact from the Tax Cuts and Jobs Act	3	(1,526)	-
Acquisition and integration costs related to
mergers and acquisitions	(18)
Total federal income tax expense (benefit)	$257	$(1,287)	$267

	As of December 31,
	2018	2017
Assets
Annuities	$145,462	$144,035
Retirement Plan Services	35,742	37,077
Life Insurance	82,153	81,565
Group Protection	8,495	4,033
Other Operations	27,293	15,162
Total assets	$299,145	$281,872

Revenue from Contracts with Customers

As discussed in Note 2, we adopted ASU 2014-09, Revenue from Contracts with Customers, as of January 1, 2018, that applies primarily to commissions and advisory fees earned by our broker dealer operation.  The following table illustrates the revenue recognized from contracts with customers reported within fee income and other revenues on our Consolidated Statements of Comprehensive Income (Loss) and timing of revenue recognition by segment (in millions):

	For the Year Ended December 31, 2018
		Retirement
		Plan	Life	Group	Other
	Annuities	Services	Insurance	Protection	Operations	Total
Revenue from Contracts with Customers
Fee income	$534	$167	$22	$-	$-	$723
Other revenues	372	17	10	114	-	513
Total revenue from contracts
with customers	$906	$184	$32	$114	$-	$1,236

Timing of Revenue Recognition
Satisfaction of performance obligation:
Transferred at a point in time	$24	$5	$7	$-	$-	$36
Transferred over time	882	179	25	114	-	1,200
Total revenue from contracts
with customers	$906	$184	$32	$114	$-	$1,236

Revenue recognized from contracts with customers included in fee income consists primarily of wholesaling-related 12b-1 fees and net investment advisory fees.  The 12b-1 fees are received from separate account fund sponsors as compensation for servicing the underlying mutual funds.  The net investment advisory fees are related to asset management of certain separate account funds.  Such revenues are recorded based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers, and on a contractual percentage of the customer’s managed assets over the period advisory services are provided, respectively.

Revenue recognized from contracts with customers included in other revenues primarily relates to our retail sales network and consists of commission revenue for the sale of non-affiliated securities recorded on a trade-date basis and advisory fee income.  Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values.  Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

22.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2018	2017	2016
Interest paid	$154	$123	$91
Income taxes paid (received)	192	215	121
Significant non-cash investing and financing transactions:
Acquisition of note receivable from affiliate	31	74	42
Investments received in financing transactions	263	-	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	58	109	124
Carrying value of liability	(58)	(109)	(124)
Net asset (liability) from exchange	$-	$-	$-

23.  Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31, (1)
2018
Total revenues	$3,404	$3,852	$4,039	$4,063
Total expenses	2,921	3,357	3,619	3,631
Net income (loss)	407	420	378	368

2017
Total revenues	$3,229	$3,237	$3,269	$3,413
Total expenses	2,881	2,840	2,809	3,887
Net income (loss)	349	321	385	963

(1)Fourth quarter 2017 results include a goodwill impairment charge and the impacts of remeasuring our existing deferred tax balances for the impact of the Tax Act as disclosed elsewhere herein.

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2018	2017
Assets with affiliates:
Inter-company notes	$1,512	$1,444	Fixed maturity AFS securities
Limited partnerships	-	(66)	Other investments
Ceded reinsurance contracts	(188)	(188)	Deferred acquisition costs and value of
			business acquired
Accrued inter-company interest receivable	11	8	Accrued investment income
Ceded reinsurance contracts	2,574	2,152	Reinsurance recoverables
Ceded reinsurance contracts	191	8	Reinsurance related embedded derivatives
Ceded reinsurance contracts	235	244	Other assets
Cash management agreement	112	441	Other assets
Service agreement receivable	5	15	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	29	32	Future contract benefits
Assumed reinsurance contracts	400	400	Other contract holder funds
Ceded reinsurance contracts	(46)	(47)	Other contract holder funds
Inter-company short-term debt	288	10	Short-term debt
Inter-company long-term debt	2,401	2,374	Long-term debt
Ceded reinsurance contracts	3,120	2,587	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	325	1,023	Other liabilities
Accrued inter-company interest payable	13	29	Other liabilities
Service agreement payable	56	8	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2018	2017	2016
Revenues with affiliates:
Premiums received on assumed (paid on ceded)	$(404)	$(393)	$(389)	Insurance premiums
reinsurance contracts
Fees for management of general account	(106)	(100)	(117)	Net investment income
Net investment income on ceded funds withheld treaties	(123)	(84)	(69)	Net investment income
Net investment income on inter-company notes	49	42	38	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	709	(1,055)	(516)	Realized gain (loss)
Other gains (losses)	237	(150)	(93)	Realized gain (loss)
Reinsurance related settlements	(1,189)	951	488	Realized gain (loss)
Amortization of deferred gain on reinsurance contracts	(5)	(5)	(5)	Amortization of deferred gain
				on business sold through
				reinsurance
Benefits and expenses with affiliates:
Interest credited on assumed reinsurance contracts	57	67	61	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(610)	(299)	(424)	Benefits
Ceded reinsurance contracts	(8)	(12)	(14)	Commissions and other
				expenses
Service agreement payments	3	3	76	Commissions and other
				expenses
Interest expense on inter-company debt	126	120	111	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2018.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to LNBAR.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $1.2 billion and $610 million as of December 31, 2018 and 2017, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

Lincoln Life Flexible Premium Variable Life Account G

Lincoln Life Flexible Premium Variable Life Account G

Statements of assets and liabilities

December 31, 2018

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
American Funds Asset Allocation Fund - Class 1	$8,894,283	$235	$8,894,518	$—	$582	$8,893,936
American Funds Bond Fund - Class 1	2,213,532	—	2,213,532	—	145	2,213,387
American Funds Global Growth Fund - Class 1	5,520,915	2,269	5,523,184	—	361	5,522,823
American Funds Global Small Capitalization Fund - Class 1	5,077,523	177	5,077,700	—	331	5,077,369
American Funds Growth Fund - Class 1	81,407,017	—	81,407,017	1,218	5,314	81,400,485
American Funds Growth-Income Fund - Class 1	40,121,872	—	40,121,872	23,719	2,619	40,095,534
American Funds High-Income Bond Fund - Class 1	4,947,961	—	4,947,961	11,882	325	4,935,754
American Funds International Fund - Class 1	19,523,130	—	19,523,130	1,549	1,278	19,520,303
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	3,186,062	12	3,186,074	—	209	3,185,865
American Funds Ultra-Short Bond Fund - Class 1	1,083,341	—	1,083,341	—	71	1,083,270
LVIP Delaware Special Opportunities Fund - Standard Class	15,436,199	—	15,436,199	1,467	1,006	15,433,726
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	12,820,999	4,719	12,825,718	—	836	12,824,882

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life Flexible Premium Variable Life Account G

Statements of operations

Years Ended December 31, 2016, 2017 and 2018

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Year Ended December 31, 2016
American Funds Asset Allocation Fund - Class 1	$181,557	$(79,614)	$101,943	$208,406
American Funds Bond Fund - Class 1	51,855	(21,265)	30,590	2,745
American Funds Global Growth Fund - Class 1	62,685	(43,283)	19,402	76,339
American Funds Global Small Capitalization Fund - Class 1	28,339	(46,123)	(17,784)	81,773
American Funds Growth Fund - Class 1	750,294	(586,720)	163,574	961,716
American Funds Growth-Income Fund - Class 1	649,722	(304,515)	345,207	572,118
American Funds High-Income Bond Fund - Class 1	338,392	(43,466)	294,926	(78,015)
American Funds International Fund - Class 1	334,819	(164,410)	170,409	28,107
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	66,941	(33,212)	33,729	3,117
American Funds Ultra-Short Bond Fund - Class 1	—	(10,458)	(10,458)	(2,120)
LVIP Delaware Special Opportunities Fund - Standard Class	298,493	(139,543)	158,950	256,962
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	225,747	(107,095)	118,652	55,484
Year Ended December 31, 2017
American Funds Asset Allocation Fund - Class 1	$179,622	$(82,886)	$96,736	$351,796
American Funds Bond Fund - Class 1	54,371	(21,321)	33,050	(1,173)
American Funds Global Growth Fund - Class 1	53,712	(47,710)	6,002	138,921
American Funds Global Small Capitalization Fund - Class 1	38,456	(46,852)	(8,396)	110,809
American Funds Growth Fund - Class 1	624,124	(672,155)	(48,031)	1,852,929
American Funds Growth-Income Fund - Class 1	686,347	(337,718)	348,629	727,788
American Funds High-Income Bond Fund - Class 1	371,370	(44,995)	326,375	(40,899)
American Funds International Fund - Class 1	344,557	(183,343)	161,214	272,296
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	62,257	(32,420)	29,837	(2,930)
American Funds Ultra-Short Bond Fund - Class 1	4,684	(9,222)	(4,538)	502
LVIP Delaware Special Opportunities Fund - Standard Class	251,697	(153,426)	98,271	331,575
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	206,276	(117,030)	89,246	(93,678)
Year Ended December 31, 2018
American Funds Asset Allocation Fund - Class 1	$182,561	$(78,951)	$103,610	$357,188
American Funds Bond Fund - Class 1	60,572	(18,764)	41,808	(13,028)
American Funds Global Growth Fund - Class 1	58,618	(51,543)	7,075	131,906
American Funds Global Small Capitalization Fund - Class 1	19,996	(48,406)	(28,410)	137,245
American Funds Growth Fund - Class 1	628,648	(739,270)	(110,622)	2,137,246
American Funds Growth-Income Fund - Class 1	730,504	(358,968)	371,536	1,093,222
American Funds High-Income Bond Fund - Class 1	328,164	(42,487)	285,677	(53,218)
American Funds International Fund - Class 1	438,117	(186,474)	251,643	397,442
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	66,322	(27,037)	39,285	(28,419)
American Funds Ultra-Short Bond Fund - Class 1	15,336	(8,714)	6,622	1,147
LVIP Delaware Special Opportunities Fund - Standard Class	247,621	(151,571)	96,050	317,395
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	219,381	(121,473)	97,908	73,661

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Year Ended December 31, 2016
American Funds Asset Allocation Fund - Class 1	$239,975	$448,381	$288,225	$838,549
American Funds Bond Fund - Class 1	8,877	11,622	15,785	57,997
American Funds Global Growth Fund - Class 1	452,277	528,616	(564,885)	(16,867)
American Funds Global Small Capitalization Fund - Class 1	1,051,267	1,133,040	(1,043,946)	71,310
American Funds Growth Fund - Class 1	6,538,921	7,500,637	(1,427,641)	6,236,570
American Funds Growth-Income Fund - Class 1	4,165,997	4,738,115	(1,136,090)	3,947,232
American Funds High-Income Bond Fund - Class 1	—	(78,015)	633,266	850,177
American Funds International Fund - Class 1	1,752,848	1,780,955	(1,362,789)	588,575
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	81,805	84,922	(93,820)	24,831
American Funds Ultra-Short Bond Fund - Class 1	—	(2,120)	3,162	(9,416)
LVIP Delaware Special Opportunities Fund - Standard Class	2,498,029	2,754,991	255,059	3,169,000
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	4,816,839	4,872,323	(3,272,754)	1,718,221
Year Ended December 31, 2017
American Funds Asset Allocation Fund - Class 1	$466,425	$818,221	$582,373	$1,497,330
American Funds Bond Fund - Class 1	40,733	39,560	11,421	84,031
American Funds Global Growth Fund - Class 1	175,505	314,426	1,248,437	1,568,865
American Funds Global Small Capitalization Fund - Class 1	—	110,809	1,212,355	1,314,768
American Funds Growth Fund - Class 1	7,963,041	9,815,970	10,478,675	20,246,614
American Funds Growth-Income Fund - Class 1	2,680,401	3,408,189	4,514,749	8,271,567
American Funds High-Income Bond Fund - Class 1	—	(40,899)	65,025	350,501
American Funds International Fund - Class 1	264,034	536,330	5,444,329	6,141,873
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	—	(2,930)	11,398	38,305
American Funds Ultra-Short Bond Fund - Class 1	—	502	2,390	(1,646)
LVIP Delaware Special Opportunities Fund - Standard Class	1,618,334	1,949,909	948,812	2,996,992
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	215,945	122,267	2,455,399	2,666,912
Year Ended December 31, 2018
American Funds Asset Allocation Fund - Class 1	$421,937	$779,125	$(1,348,763)	$(466,028)
American Funds Bond Fund - Class 1	3,301	(9,727)	(63,644)	(31,563)
American Funds Global Growth Fund - Class 1	441,219	573,125	(1,160,023)	(579,823)
American Funds Global Small Capitalization Fund - Class 1	268,473	405,718	(1,000,925)	(623,617)
American Funds Growth Fund - Class 1	9,089,247	11,226,493	(11,265,728)	(149,857)
American Funds Growth-Income Fund - Class 1	3,029,767	4,122,989	(5,257,940)	(763,415)
American Funds High-Income Bond Fund - Class 1	—	(53,218)	(382,004)	(149,545)
American Funds International Fund - Class 1	1,119,267	1,516,709	(4,922,305)	(3,153,953)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	—	(28,419)	(15,000)	(4,134)
American Funds Ultra-Short Bond Fund - Class 1	—	1,147	641	8,410
LVIP Delaware Special Opportunities Fund - Standard Class	1,721,055	2,038,450	(4,963,779)	(2,829,279)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	353,472	427,133	(1,647,983)	(1,122,942)

Lincoln Life Flexible Premium Variable Life Account G

Statements of changes in net assets

Years Ended December 31, 2016, 2017 and 2018

	American Funds Asset Allocation Fund - Class 1 Subaccount	American Funds Bond Fund - Class 1 Subaccount	American Funds Global Growth Fund - Class 1 Subaccount	American Funds Global Small Capitalization Fund - Class 1 Subaccount	American Funds Growth Fund - Class 1 Subaccount	American Funds Growth- Income Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2016	$10,015,300	$2,557,697	$5,808,041	$6,342,456	$75,812,621	$38,726,669
Changes From Operations:
• Net investment income (loss)	101,943	30,590	19,402	(17,784)	163,574	345,207
• Net realized gain (loss) on investments	448,381	11,622	528,616	1,133,040	7,500,637	4,738,115
• Net change in unrealized appreciation or depreciation on investments	288,225	15,785	(564,885)	(1,043,946)	(1,427,641)	(1,136,090)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	838,549	57,997	(16,867)	71,310	6,236,570	3,947,232
Changes From Unit Transactions:
• Net unit transactions	(768,089)	105,325	(447,032)	(852,026)	(5,883,046)	(3,125,116)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(768,089)	105,325	(447,032)	(852,026)	(5,883,046)	(3,125,116)
TOTAL INCREASE (DECREASE) IN NET ASSETS	70,460	163,322	(463,899)	(780,716)	353,524	822,116
NET ASSETS AT DECEMBER 31, 2016	10,085,760	2,721,019	5,344,142	5,561,740	76,166,145	39,548,785
Changes From Operations:
• Net investment income (loss)	96,736	33,050	6,002	(8,396)	(48,031)	348,629
• Net realized gain (loss) on investments	818,221	39,560	314,426	110,809	9,815,970	3,408,189
• Net change in unrealized appreciation or depreciation on investments	582,373	11,421	1,248,437	1,212,355	10,478,675	4,514,749
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,497,330	84,031	1,568,865	1,314,768	20,246,614	8,271,567
Changes From Unit Transactions:
• Net unit transactions	(1,087,790)	(378,418)	(512,478)	(722,292)	(7,189,701)	(3,045,673)
NET DECREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,087,790)	(378,418)	(512,478)	(722,292)	(7,189,701)	(3,045,673)
TOTAL INCREASE (DECREASE) IN NET ASSETS	409,540	(294,387)	1,056,387	592,476	13,056,913	5,225,894
NET ASSETS AT DECEMBER 31, 2017	10,495,300	2,426,632	6,400,529	6,154,216	89,223,058	44,774,679
Changes From Operations:
• Net investment income (loss)	103,610	41,808	7,075	(28,410)	(110,622)	371,536
• Net realized gain (loss) on investments	779,125	(9,727)	573,125	405,718	11,226,493	4,122,989
• Net change in unrealized appreciation or depreciation on investments	(1,348,763)	(63,644)	(1,160,023)	(1,000,925)	(11,265,728)	(5,257,940)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(466,028)	(31,563)	(579,823)	(623,617)	(149,857)	(763,415)
Changes From Unit Transactions:
• Net unit transactions	(1,135,336)	(181,682)	(297,883)	(453,230)	(7,672,716)	(3,915,730)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,135,336)	(181,682)	(297,883)	(453,230)	(7,672,716)	(3,915,730)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,601,364)	(213,245)	(877,706)	(1,076,847)	(7,822,573)	(4,679,145)
NET ASSETS AT DECEMBER 31, 2018	$8,893,936	$2,213,387	$5,522,823	$5,077,369	$81,400,485	$40,095,534

See accompanying notes.

	American Funds High- Income Bond Fund - Class 1 Subaccount	American Funds International Fund - Class 1 Subaccount	American Funds U.S. Government/ AAA-Rated Securities Fund - Class 1 Subaccount	American Funds Ultra- Short Bond Fund - Class 1 Subaccount	LVIP Delaware Special Opportunities Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2016	$5,209,193	$21,381,587	$4,067,237	$1,315,593	$17,357,688	$13,519,964
Changes From Operations:
• Net investment income (loss)	294,926	170,409	33,729	(10,458)	158,950	118,652
• Net realized gain (loss) on investments	(78,015)	1,780,955	84,922	(2,120)	2,754,991	4,872,323
• Net change in unrealized appreciation or depreciation on investments	633,266	(1,362,789)	(93,820)	3,162	255,059	(3,272,754)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	850,177	588,575	24,831	(9,416)	3,169,000	1,718,221
Changes From Unit Transactions:
• Net unit transactions	(406,723)	(1,670,337)	(69,176)	(88,255)	(1,661,614)	(1,009,571)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(406,723)	(1,670,337)	(69,176)	(88,255)	(1,661,614)	(1,009,571)
TOTAL INCREASE (DECREASE) IN NET ASSETS	443,454	(1,081,762)	(44,345)	(97,671)	1,507,386	708,650
NET ASSETS AT DECEMBER 31, 2016	5,652,647	20,299,825	4,022,892	1,217,922	18,865,074	14,228,614
Changes From Operations:
• Net investment income (loss)	326,375	161,214	29,837	(4,538)	98,271	89,246
• Net realized gain (loss) on investments	(40,899)	536,330	(2,930)	502	1,949,909	122,267
• Net change in unrealized appreciation or depreciation on investments	65,025	5,444,329	11,398	2,390	948,812	2,455,399
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	350,501	6,141,873	38,305	(1,646)	2,996,992	2,666,912
Changes From Unit Transactions:
• Net unit transactions	(539,106)	(1,707,401)	(84,310)	(260,431)	(1,719,421)	(1,425,206)
NET DECREASE IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(539,106)	(1,707,401)	(84,310)	(260,431)	(1,719,421)	(1,425,206)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(188,605)	4,434,472	(46,005)	(262,077)	1,277,571	1,241,706
NET ASSETS AT DECEMBER 31, 2017	5,464,042	24,734,297	3,976,887	955,845	20,142,645	15,470,320
Changes From Operations:
• Net investment income (loss)	285,677	251,643	39,285	6,622	96,050	97,908
• Net realized gain (loss) on investments	(53,218)	1,516,709	(28,419)	1,147	2,038,450	427,133
• Net change in unrealized appreciation or depreciation on investments	(382,004)	(4,922,305)	(15,000)	641	(4,963,779)	(1,647,983)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(149,545)	(3,153,953)	(4,134)	8,410	(2,829,279)	(1,122,942)
Changes From Unit Transactions:
• Net unit transactions	(378,743)	(2,060,041)	(786,888)	119,015	(1,879,640)	(1,522,496)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(378,743)	(2,060,041)	(786,888)	119,015	(1,879,640)	(1,522,496)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(528,288)	(5,213,994)	(791,022)	127,425	(4,708,919)	(2,645,438)
NET ASSETS AT DECEMBER 31, 2018	$4,935,754	$19,520,303	$3,185,865	$1,083,270	$15,433,726	$12,824,882

Lincoln Life Flexible Premium Variable
Life Account G

Notes to financial statements

December 31, 2018

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account G (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on January 23, 1989, are part of the operations of the Company. The Variable Account only offers one product (VUL III) at one fee rate.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts each of which may be invested in shares of one of twelve mutual funds (the Funds) of two open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series®:

American Funds Asset Allocation Fund - Class 1

American Funds Bond Fund - Class 1

American Funds Global Growth Fund - Class 1

American Funds Global Small Capitalization Fund - Class 1

American Funds Growth Fund - Class 1

American Funds Growth-Income Fund - Class 1

American Funds High-Income Bond Fund - Class 1

American Funds International Fund - Class 1

American Funds U.S. Government/AAA-Rated Securities Fund - Class 1

American Funds Ultra-Short Bond Fund - Class 1

Lincoln Variable Insurance Products Trust*:

LVIP Delaware Special Opportunities Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

*  Denotes an affiliate of the Company

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2018. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Lincoln Life Flexible Premium Variable
Life Account G

Notes to financial statements
(continued)

1. Accounting Policies and Variable Account Information (continued)

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2016, the American Funds Cash Management Fund - Class 1 changed its name to the American Funds Ultra-Short Bond Fund - Class 1.

2. Mortality and Expense Risk Charge and Other Transactions with Affiliates

Amounts are charged daily to the Variable Account by the Company for a mortality and expense risk charge at an annual rate of .80% of the average daily net asset value of the Variable Account. These charges are made in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations.

Premiums paid are reduced by a percent of premium charge equal to 5.95% of each premium payment to cover the Company's state taxes and federal income tax liabilities. Amounts retained during 2018, 2017 and

2016, by the Company for such charges were $307,703, $329,629 and $355,572, respectively.

The monthly administrative charge amounts to $6 for each policy in force and is intended to compensate the Company for continuing administration of the policies, premium billings, overhead expenses, and other miscellaneous expenses. The administrative charges retained by the Company for the years ended December 31, 2018, 2017 and 2016 amounted to $720,218, $754,095 and $807,366, respectively.

The Company assumes the responsibility for providing the insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insurance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as described in the Variable Account's prospectus. Cost of insurance for the years ended December 31, 2018, 2017 and 2016 amounted to $7,906,688, $8,412,140 and $8,770,979, respectively.

A transfer charge of $10 may be assessed each time a policy owner transfers funds from one subaccount to another; however, the transfer charge is currently being waived for all transfers. A withdrawal charge of $10 is incurred for each withdrawal from the policy value by the policy owner.

Surrender charges are deducted if the policy is surrendered during the first sixteen policy years. Surrender charges are assessed separately on the initial specified policy amount and subsequent increases to the specified policy amount. The amount of the surrender charge assessed on increases to the specified policy amount would be equal to the surrender charge that would apply to a new policy. Refer to the product prospectus for the surrender charge. Surrender charges for the years ended December 31, 2018, 2017 and 2016 amounted to $1,260, $992 and $1,189, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln Life Flexible Premium Variable Life Account G

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2018, follows:

Subaccount	Year	Fee Rate(1)	Unit Value	Units Outstanding	Net Assets	Total Return(2)	Investment Income Ratio(3)
American Funds Asset Allocation Fund - Class 1
	2018	0.80%	$7.30	1,218,002	$8,893,936	-5.11%	1.85%
	2017	0.80%	7.70	1,363,811	10,495,300	15.58%	1.73%
	2016	0.80%	6.66	1,514,776	10,085,760	8.82%	1.68%
	2015	0.80%	6.12	1,636,842	10,015,300	0.83%	1.81%
	2014	0.80%	6.07	1,808,312	10,972,902	4.82%	1.71%
American Funds Bond Fund - Class 1
	2018	0.80%	2.36	939,368	2,213,387	-1.24%	2.58%
	2017	0.80%	2.39	1,017,121	2,426,632	3.05%	2.04%
	2016	0.80%	2.32	1,175,314	2,721,019	2.45%	1.79%
	2015	0.80%	2.26	1,131,788	2,557,697	-0.35%	1.90%
	2014	0.80%	2.27	1,125,584	2,552,728	4.74%	2.17%
American Funds Global Growth Fund - Class 1
	2018	0.80%	5.62	982,410	5,522,823	-9.54%	0.91%
	2017	0.80%	6.21	1,029,927	6,400,529	30.75%	0.90%
	2016	0.80%	4.75	1,124,410	5,344,142	0.07%	1.06%
	2015	0.80%	4.75	1,222,835	5,808,041	6.38%	1.27%
	2014	0.80%	4.46	1,261,382	5,631,771	1.70%	1.38%
American Funds Global Small Capitalization Fund - Class 1
	2018	0.80%	4.77	1,064,554	5,077,369	-11.02%	0.33%
	2017	0.80%	5.36	1,148,140	6,154,216	25.21%	0.66%
	2016	0.80%	4.28	1,299,194	5,561,740	1.53%	0.45%
	2015	0.80%	4.22	1,504,244	6,342,456	-0.30%	0.00%
	2014	0.80%	4.23	1,552,774	6,566,789	1.54%	0.32%
American Funds Growth Fund - Class 1
	2018	0.80%	23.18	3,511,653	81,400,485	-0.81%	0.68%
	2017	0.80%	23.37	3,817,985	89,223,058	27.60%	0.74%
	2016	0.80%	18.31	4,158,827	76,166,145	8.89%	0.94%
	2015	0.80%	16.82	4,507,410	75,812,621	6.26%	0.85%
	2014	0.80%	15.83	4,879,769	77,237,397	7.92%	1.44%
American Funds Growth-Income Fund - Class 1
	2018	0.80%	14.32	2,799,480	40,095,534	-2.33%	1.63%
	2017	0.80%	14.66	3,053,204	44,774,679	21.71%	1.62%
	2016	0.80%	12.05	3,282,302	39,548,785	10.91%	1.57%
	2015	0.80%	10.86	3,564,857	38,726,669	0.91%	1.52%
	2014	0.80%	10.77	3,906,096	42,051,838	10.02%	1.51%
American Funds High-Income Bond Fund - Class 1
	2018	0.80%	6.92	713,541	4,935,754	-2.93%	6.18%
	2017	0.80%	7.13	766,801	5,464,042	6.40%	6.60%
	2016	0.80%	6.70	844,014	5,652,647	16.89%	5.71%
	2015	0.80%	5.73	909,184	5,209,193	-7.69%	5.71%
	2014	0.80%	6.21	1,002,119	6,219,700	0.00%	5.66%
American Funds International Fund - Class 1
	2018	0.80%	6.72	2,902,833	19,520,303	-13.64%	1.88%
	2017	0.80%	7.79	3,176,598	24,734,297	31.40%	1.50%
	2016	0.80%	5.93	3,425,792	20,299,825	2.96%	1.49%
	2015	0.80%	5.76	3,715,039	21,381,587	-5.02%	1.70%
	2014	0.80%	6.06	4,040,259	24,481,873	-3.19%	1.60%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1
	2018	0.80%	3.90	815,947	3,185,865	0.10%	1.96%
	2017	0.80%	3.90	1,019,592	3,976,887	1.02%	1.54%
	2016	0.80%	3.86	1,041,885	4,022,892	0.63%	1.48%
	2015	0.80%	3.84	1,060,026	4,067,237	1.12%	1.76%
	2014	0.80%	3.79	1,032,358	3,917,214	4.40%	1.27%

Lincoln Life Flexible Premium Variable Life Account G

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Fee Rate(1)	Unit Value	Units Outstanding	Net Assets	Total Return(2)	Investment Income Ratio(3)
American Funds Ultra-Short Bond Fund - Class 1
	2018	0.80%	$1.84	588,634	$1,083,270	0.77%	1.41%
	2017	0.80%	1.83	523,368	955,845	-0.14%	0.41%
	2016	0.80%	1.83	665,946	1,217,922	-0.71%	0.00%
	2015	0.80%	1.84	714,253	1,315,593	-0.97%	0.00%
	2014	0.80%	1.86	920,838	1,712,765	-1.06%	0.00%
LVIP Delaware Special Opportunities Fund - Standard Class
	2018	0.80%	17.04	905,983	15,433,726	-15.43%	1.31%
	2017	0.80%	20.14	999,942	20,142,645	16.81%	1.31%
	2016	0.80%	17.24	1,093,980	18,865,074	19.45%	1.57%
	2015	0.80%	14.44	1,202,302	17,357,688	-0.54%	1.21%
	2014	0.80%	14.52	1,299,378	18,860,609	6.77%	1.29%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2018	0.80%	10.14	1,265,318	12,824,882	-8.03%	1.44%
	2017	0.80%	11.02	1,403,721	15,470,320	19.91%	1.41%
	2016	0.80%	9.19	1,548,148	14,228,614	13.50%	1.55%
	2015	0.80%	8.10	1,669,605	13,519,964	-2.79%	1.57%
	2014	0.80%	8.33	1,864,702	15,532,397	12.28%	1.95%

(1)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(2)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(3)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2018:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds Asset Allocation Fund - Class 1	$758,009	$1,367,921
American Funds Bond Fund - Class 1	260,089	396,615
American Funds Global Growth Fund - Class 1	701,479	553,047
American Funds Global Small Capitalization Fund - Class 1	471,195	684,614
American Funds Growth Fund - Class 1	9,752,078	8,444,365
American Funds Growth-Income Fund - Class 1	3,878,800	4,369,569
American Funds High-Income Bond Fund - Class 1	451,784	532,962
American Funds International Fund - Class 1	1,789,054	2,476,561
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	253,519	1,000,441
American Funds Ultra-Short Bond Fund - Class 1	535,756	410,010
LVIP Delaware Special Opportunities Fund - Standard Class	2,040,416	2,101,386
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	512,616	1,587,399

Lincoln Life Flexible Premium Variable Life Account G

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2017:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds Asset Allocation Fund - Class 1	$844,987	$1,364,321
American Funds Bond Fund - Class 1	218,429	523,024
American Funds Global Growth Fund - Class 1	356,312	687,435
American Funds Global Small Capitalization Fund - Class 1	127,840	858,357
American Funds Growth Fund - Class 1	8,967,161	8,258,242
American Funds Growth-Income Fund - Class 1	3,544,460	3,571,276
American Funds High-Income Bond Fund - Class 1	407,755	620,542
American Funds International Fund - Class 1	824,702	2,114,419
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	627,938	683,303
American Funds Ultra-Short Bond Fund - Class 1	327,305	592,365
LVIP Delaware Special Opportunities Fund - Standard Class	1,949,961	1,955,359
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	591,712	1,714,797

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2016:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds Asset Allocation Fund - Class 1	$594,752	$1,031,707
American Funds Bond Fund - Class 1	515,258	378,210
American Funds Global Growth Fund - Class 1	702,168	677,412
American Funds Global Small Capitalization Fund - Class 1	1,175,382	997,865
American Funds Growth Fund - Class 1	7,481,177	6,658,701
American Funds Growth-Income Fund - Class 1	5,029,959	3,647,410
American Funds High-Income Bond Fund - Class 1	432,940	544,259
American Funds International Fund - Class 1	2,164,602	1,913,101
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	365,536	327,511
American Funds Ultra-Short Bond Fund - Class 1	339,955	438,644
LVIP Delaware Special Opportunities Fund - Standard Class	2,803,955	1,813,091
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	5,180,586	1,253,613

5. Investments

The following is a summary of investments owned at December 31, 2018:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds Asset Allocation Fund - Class 1	417,768	$21.29	$8,894,283	$7,425,337
American Funds Bond Fund - Class 1	211,417	10.47	2,213,532	2,314,496
American Funds Global Growth Fund - Class 1	214,488	25.74	5,520,915	4,946,655
American Funds Global Small Capitalization Fund - Class 1	233,449	21.75	5,077,523	4,750,443
American Funds Growth Fund - Class 1	1,163,622	69.96	81,407,017	69,675,732
American Funds Growth-Income Fund - Class 1	883,936	45.39	40,121,872	34,545,813
American Funds High-Income Bond Fund - Class 1	529,760	9.34	4,947,961	5,868,152
American Funds International Fund - Class 1	1,105,500	17.66	19,523,130	19,175,648
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	266,839	11.94	3,186,062	3,271,773
American Funds Ultra-Short Bond Fund - Class 1	95,786	11.31	1,083,341	1,084,495
LVIP Delaware Special Opportunities Fund - Standard Class	486,134	31.75	15,436,199	16,862,545
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	449,324	28.53	12,820,999	13,926,782

Lincoln Life Flexible Premium Variable Life Account G

Notes to financial statements (continued)

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2018, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Asset Allocation Fund - Class 1	21,265	(167,074)	(145,809)
American Funds Bond Fund - Class 1	85,152	(162,905)	(77,753)
American Funds Global Growth Fund - Class 1	35,383	(82,900)	(47,517)
American Funds Global Small Capitalization Fund - Class 1	38,047	(121,633)	(83,586)
American Funds Growth Fund - Class 1	3,910	(310,242)	(306,332)
American Funds Growth-Income Fund - Class 1	10,581	(264,305)	(253,724)
American Funds High-Income Bond Fund - Class 1	19,294	(72,554)	(53,260)
American Funds International Fund - Class 1	33,914	(307,679)	(273,765)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	51,598	(255,243)	(203,645)
American Funds Ultra-Short Bond Fund - Class 1	285,524	(220,258)	65,266
LVIP Delaware Special Opportunities Fund - Standard Class	4,285	(98,244)	(93,959)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	14,845	(153,248)	(138,403)

The change in units outstanding for the year ended December 31, 2017, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Decrease
American Funds Asset Allocation Fund - Class 1	28,503	(179,468)	(150,965)
American Funds Bond Fund - Class 1	54,533	(212,726)	(158,193)
American Funds Global Growth Fund - Class 1	23,455	(117,938)	(94,483)
American Funds Global Small Capitalization Fund - Class 1	19,757	(170,811)	(151,054)
American Funds Growth Fund - Class 1	20,308	(361,150)	(340,842)
American Funds Growth-Income Fund - Class 1	15,965	(245,063)	(229,098)
American Funds High-Income Bond Fund - Class 1	6,505	(83,718)	(77,213)
American Funds International Fund - Class 1	34,462	(283,656)	(249,194)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	146,302	(168,595)	(22,293)
American Funds Ultra-Short Bond Fund - Class 1	177,859	(320,437)	(142,578)
LVIP Delaware Special Opportunities Fund - Standard Class	5,636	(99,674)	(94,038)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	20,012	(164,439)	(144,427)

The change in units outstanding for the year ended December 31, 2016, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Asset Allocation Fund - Class 1	30,535	(152,601)	(122,066)
American Funds Bond Fund - Class 1	194,465	(150,939)	43,526
American Funds Global Growth Fund - Class 1	43,490	(141,915)	(98,425)
American Funds Global Small Capitalization Fund - Class 1	25,319	(230,369)	(205,050)
American Funds Growth Fund - Class 1	15,423	(364,006)	(348,583)
American Funds Growth-Income Fund - Class 1	22,324	(304,879)	(282,555)
American Funds High-Income Bond Fund - Class 1	16,929	(82,099)	(65,170)
American Funds International Fund - Class 1	20,938	(310,185)	(289,247)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	57,061	(75,202)	(18,141)
American Funds Ultra-Short Bond Fund - Class 1	186,365	(234,672)	(48,307)
LVIP Delaware Special Opportunities Fund - Standard Class	9,918	(118,240)	(108,322)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	18,618	(140,075)	(121,457)

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account G

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Flexible Premium Variable Life Account G ("Variable Account"), as of December 31, 2018, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2018, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young

We have served as the Variable Account's Auditor since 1989.
Philadelphia, Pennsylvania
April 24, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds Asset Allocation Fund - Class 1	As of December 31, 2018	For each of the three years in the period ended December 31, 2018	For each of the three years in the period ended December 31, 2018
American Funds Bond Fund - Class 1	As of December 31, 2018	For each of the three years in the period ended December 31, 2018	For each of the three years in the period ended December 31, 2018
American Funds Global Growth Fund - Class 1	As of December 31, 2018	For each of the three years in the period ended December 31, 2018	For each of the three years in the period ended December 31, 2018
American Funds Global Small Capitalization Fund - Class 1	As of December 31, 2018	For each of the three years in the period ended December 31, 2018	For each of the three years in the period ended December 31, 2018
American Funds Growth Fund - Class 1	As of December 31, 2018	For each of the three years in the period ended December 31, 2018	For each of the three years in the period ended December 31, 2018
American Funds Growth-Income Fund - Class 1	As of December 31, 2018	For each of the three years in the period ended December 31, 2018	For each of the three years in the period ended December 31, 2018
American Funds High-Income Bond Fund - Class 1	As of December 31, 2018	For each of the three years in the period ended December 31, 2018	For each of the three years in the period ended December 31, 2018
American Funds International Fund - Class 1	As of December 31, 2018	For each of the three years in the period ended December 31, 2018	For each of the three years in the period ended December 31, 2018
American Funds U.S. Government/AAA-Rated Securities Fund - Class 1	As of December 31, 2018	For each of the three years in the period ended December 31, 2018	For each of the three years in the period ended December 31, 2018
American Funds Ultra-Short Bond Fund - Class 1	As of December 31, 2018	For each of the three years in the period ended December 31, 2018	For each of the three years in the period ended December 31, 2018
LVIP Delaware Special Opportunities Fund - Standard Class	As of December 31, 2018	For each of the three years in the period ended December 31, 2018	For each of the three years in the period ended December 31, 2018
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2018	For each of the three years in the period ended December 31, 2018	For each of the three years in the period ended December 31, 2018

PART II

This filing is made pursuant to Rule 6e-3(T).

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

INDEMNIFICATION

(a)  Brief description of indemnification provisions. In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.

  In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.

  Please refer to Article VII of the By-Laws of LNL (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of Indiana law.

(b)  Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such Issue.

REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Policies registered by this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

CONTENTS OF REGISTRATION STATEMENT

This Post-Effective Amendment No. 34 to the Registration Statement comprises the following papers and documents:

•  The facing sheet

•  Reconciliation and Tie-in Sheet

•  The Prospectus

•  Indemnification

•  The undertaking to file reports

•  The representations pursuant to Section 26(e) (2) (A) of the Investment Company Act of 1940

•  The signatures

•  The Powers of Attorney

•  The written consents of the following persons:

Scott C. Durocher

Thomas Mylander, FSA, MAAA

Ernst & Young LLP, Independent Registered Public Accounting Firm

  The following exhibits:

1.  The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

(1)  Resolution of the Board of Directors of The Lincoln National Life Insurance Co. and related documents authorizing establishment of the Account.(2)

(2)  Not applicable.

(3)  (a) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors(3); and amendments(3(a)(b))

  (b) Not applicable.

(4)  Not applicable.

(5)  (a)  Application.(2)

  (b) Policy.(2)

(6)  (a) Articles of Incorporation of The Lincoln National Life Insurance Co.(1)

  (b) Bylaws of The Lincoln National Life Insurance Company(1)

(7)  Not applicable.

(8)  Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

  (a) American Funds Insurance Series.(6)

  (b) Lincoln Variable Insurance Products Trust.(7)

(9)  (a) Proposed form of Indemnification Agreement related to compliance with IRC Section 817(h) and the regulations thereunder.(4)

(9)  (b) Accounting and Financial Administrative Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(5)

(10)  See Exhibit 1(5)(a).

2.  See Exhibit 1(5).

3.  Opinion and consent of Scott C. Durocher

4.  Not applicable.

5.  Opinion and consent of Thomas Mylander, FSA, MAAA

6.  Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

7.  Not applicable.

(1)  Incorporated by reference to registration statement filed on Form S-6 (File No. 333-40745) filed on November 21, 1997.

(2)  Incorporated by reference to registration statement Post-Effective Amendment No. 13 (File No. 033-22740) filed on April 23, 1998.

(3)  Incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.

(3(a))  Incorporated by reference to Post-Effective Amendment No. 1 (File No. 333-82663) filed on April 13, 2000.

(3(b))  Form of Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.

(4)  Incorporated by reference to Post-Effective Amendment No. 1 (File No. 333-72875) filed on October 15, 1999.

(5)  Incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.

(6)  Incorporated by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-6 (File No. 333-146507) filed on April 3, 2017.

(7)  Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-6 (File No. 333-146507) filed on April 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account G has caused this Post-Effective Amendment No. 34 to the Registration Statement (File No. 033-22740; 811-05585; CIK: 0000835414) on Form S-6, to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 24th day of April, 2019. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G (Registrant)
By	/s/ Joshua Durand
Joshua Durand Vice President The Lincoln National Life Insurance Company
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By	/s/ Joshua Durand
Joshua Durand Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 34 to this Registration Statement (File No. 033-22740; 811-05585; CIK: 0000835414) on Form S-6, has been signed below on April 24, 2019 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

Signature	Title
/s/ Dennis R. Glass *	President and Director
Dennis R. Glass
/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer and Director
Ellen G. Cooper
/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag
/s/ Leon E. Roday *	Exsecutive Vice President, General Counsel and Director
Leon E. Roday
/s/ Wilford H. Fuller *	Executive Vice President and Director
Wilford H. Fuller
/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/ Scott C. Durocher
Scott C. Durocher
Attorney-in-Fact, pursuant to a Power- of-Attorney filed with this Registration Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, Michelle Grindle, Jeffrey L. Smith, Jassmin McIver-Jones and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6, N-4 or S-3 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Account	Product name
Lincoln Life Flexible Premium Variable Life Account D (811-04592)	Variable Universal Life Leadership Series
Lincoln Life Flexible Premium Variable Life Account F (811-05164)	American Legacy Life American Legacy Estate Builder
Lincoln Life Flexible Premium Variable Life Account G (811-05585)	VUL-III
Lincoln Life Flexible Premium Variable Life Account J (811-08410)	American Legacy Variable Life
Lincoln Life Flexible Premium Variable Life Account K (811-08412)	Multi Fund Variable Life
Lincoln Life Flexible Premium Variable Life Account M (811-08557)	VULdb / VULdb ES
VULdb-II ES
VUL-I / VULcv
VULcv-II / VULcvII ES / VUL Flex
VULcv-III ES
MoneyGuard VUL
VULone ES / VULone 2005 ES
Momentum VULone / Momentum VULone 2005
VULcv-IV ES
VULdb-IV ES
Momentum VULone 2007
VULone 2007
AssetEdge VUL
AssetEdge VUL2015/AssetEdge Exec VUL 2015
VULone2012
VULone2014
InReach VULone2014
VULone2019
AssetEdge VUL2019/AssetEdge Exec VUL 2019
AssetEdge VUL2019-2/AssetEdge Exec VUL 2019-2

Account	Product name
Lincoln Life Flexible Premium Variable Life Account R (811-08579)	SVUL / SVUL-I SVUL-II / SVUL-II ES SVUL-III ES SVUL-IV ES / PreservationEdge SVUL SVULone ES Momentum SVULone SVULone 2007 ES Momentum SVULone 2007 SVULone2013
Lincoln Life Flexible Premium Variable Life Account S (811-09241)	CVUL / CVUL Series III / CVUL Series III ES LCV4 ES LCV5 ES / LCC VUL
Lincoln Life Flexible Premium Variable Life Account Y (811-21028)	American Legacy VULcv-III
American Legacy VULdb-II
American Legacy SVUL-II
American Legacy SVUL-III
American Legacy VULcv-IV
American Legacy VULdb-IV
American Legacy SVUL-IV/PreservationEdge SVUL
American Legacy AssetEdge

Variable Annuity Separate Accounts:

Account	Product name
Lincoln National Variable Annuity Account C (811-03214)	Multi-Fund Multi-Fund Select Multi-Fund 5 Retirement Annuity
Lincoln National Variable Annuity Account E (811-04882)	The American Legacy
Lincoln National Variable Annuity Account H (811-05721)	American Legacy II
American Legacy III
American Legacy III B Class
American Legacy III C Share
American Legacy III Plus
American Legacy III View
American Legacy Design
American Legacy Signature
American Legacy Fusion
American Legacy Series
American Legacy Advisory
Shareholder's Advantage
Shareholder's Advantage A Class
Shareholder's Advantage purchased on and after May 21, 2019

Account	Product name
Lincoln National Variable Annuity Account L (811-07645)	Group Variable Annuity
Secured Retirement Income Version 1
Secured Retirement Income Version 2
Secured Retirement Income Version 3
Secured Retirement Income Version 4
Retirement Income Rollover Version 1
Retirement Income Rollover Version 2
Retirement Income Rollover Version 3
Retirement Income Rollover Version 4
Lincoln Life Variable Annuity Account N (81108517)	ChoicePlus Assurance (A Share)
ChoicePlus Assurance (A Class)
ChoicePlus Assurance (B Share)
ChoicePlus Assurance (B Class)
ChoicePlus Assurance (C Share)
ChoicePlus Assurance (L Share)
ChoicePlus Assurance (Bonus)
Choice Plus
Choice Plus II
ChoicePlus Access
ChoicePlus II Access
ChoicePlus Bonus
ChoicePlus II Bonus
ChoicePlus II Advance
ChoicePlus Design
ChoicePlus Signature
ChoicePlus Rollover
ChoicePlus Fusion
ChoicePlus Series
ChoicePlus Prime
ChoicePlus Advisory
InvestmentSolutions
InvestmentSolutions RIA
Lincoln Investor Advantage
Lincoln Invester Advantage 2018
Lincoln Investor Advantage Fee-Based
Lincoln Investor Advantage RIA
Lincoln Investor Advantage Advisory
Lincoln Investor Advantage RIA Class
Lincoln Level Advantage B Share Indexed Variable Annuity
Lincoln Level Advantage Advisory Indexed Variable Annuity
Lincoln Level Advantage B Class Indexed Variable Annuity
Lincoln Level Advantage Advisory Class Indexed Variable Annuity
Core Income
Lincoln Life Variable Annuity Account Q (811-08569)	Multi-Fund Group

Account	Product name
Lincoln Life S-3 Filing	Lincoln Level Advantage B Share Indexed Variable Annuity
Lincoln Level Advantage Advisory Indexed Variable Annuity
Lincoln Level Advantage B Class Indexed Variable Annuity
Lincoln Level Advantage Advisory Class Indexed Variable Annuity

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title
/s/ Dennis R. Glass* Dennis R. Glass	President, Chairman and Director
/s/ Ellen Cooper* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
/s/ Randal J. Freitag* Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
/s/ Leon E. Roday* Leon E. Roday	Executive Vice President, General Counsel and Director
/s/ Wilford H. Fuller* Wilford H. Fuller	Executive Vice President and Director
/s/ Keith J. Ryan* Keith J. Ryan	Vice President and Director

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, Michelle Grindle, Jeffrey L. Smith, Jassmin McIver-Jones and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell Delson R. Campbell	/s/ Scott C. Durocher Scott C. Durocher
/s/ Kimberly A. Genovese Kimberly A. Genovese	/s/ Daniel P. Herr Daniel P. Herr
/s/ Donald E. Keller Donald E. Keller	/s/ Brian A. Kroll Brian A. Kroll
/s/ Michelle Grindle Michelle Grindle	/s/ Jeffrey L. Smith Jeffrey L. Smith
/s/ John D. Weber John D. Weber	/s/ Jassmin McIver-Jones Jassmin McIver-Jones

Version dated: March 2019